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- --------------------------------------------------------------------------------

                          AGREEMENT AND PLAN OF MERGER
                                 BY AND BETWEEN
                          CRESTAR FINANCIAL CORPORATION
                                   ("CRESTAR")
                                       AND
                           LOYOLA CAPITAL CORPORATION
                                   ("LOYOLA")

                                  MAY 16, 1995

- --------------------------------------------------------------------------------

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                                TABLE OF CONTENTS
                                                                            Page
                                                                            ----

ARTICLE 1  THE MERGER . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
     1.1.  Structure of the Merger  . . . . . . . . . . . . . . . . . . .  .  1
     1.2.  Conversion of Stock; Exchange Ratio. . . . . . . . . . . . . . .   1
     1.3.  Exchange Procedures. . . . . . . . . . . . . . . . . . . . . . .   3
     1.4.  Stock Options. . . . . . . . . . . . . . . . . . . . . . . . . .   3
     1.5.  Articles of Incorporation of the Successor Corporation.  . . . .   4
     1.6.  By-Laws of the Successor Corporation.  . . . . . . . . . . . . .   4
     1.7.  Directors and Officers of the Successor Corporation. . . . . . .   4
     1.8.  Closing. . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
ARTICLE 2  REPRESENTATIONS AND WARRANTIES . . . . . . . . . . . . . . . . .   5
     2.1.  Organization and Capitalization of Crestar.  . . . . . . . . . .   5
     2.2.  Organization and Capitalization of Loyola. . . . . . . . . . . .   5
     2.3.  Rights, etc. . . . . . . . . . . . . . . . . . . . . . . . . . .   6
     2.4.  Capital Stock. . . . . . . . . . . . . . . . . . . . . . . . . .   6
     2.5.  Authority. . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
     2.6.  Subsidiaries.  . . . . . . . . . . . . . . . . . . . . . . . . .   6
     2.7.  Authorization and Validity of Agreement. . . . . . . . . . . . .   7
     2.8.  No Violations. . . . . . . . . . . . . . . . . . . . . . . . . .   7
     2.9.  Securities Exchange Act Reports. . . . . . . . . . . . . . . . .   7
     2.10. Absence of Certain Changes or Events.  . . . . . . . . . . . . .   8
     2.11. Taxes. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
     2.12. Absence of Claims. . . . . . . . . . . . . . . . . . . . . . . .   9
     2.13. Absence of Regulatory Actions. . . . . . . . . . . . . . . . . .  10
     2.14. Labor Matters. . . . . . . . . . . . . . . . . . . . . . . . . .  10
     2.15. Employee Benefit Plans.  . . . . . . . . . . . . . . . . . . . .  10
     2.16. Title to Assets. . . . . . . . . . . . . . . . . . . . . . . . .  12
     2.17. Knowledge as to Conditions.  . . . . . . . . . . . . . . . . . .  12
     2.18. Compliance With Laws.  . . . . . . . . . . . . . . . . . . . . .  12

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     2.19. Crestar Common Stock.  . . . . . . . . . . . . . . . . . . . . .  12
     2.20. Fees.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
     2.21. Registration Statement; Proxy Statement. . . . . . . . . . . . .  13
     2.22. Environmental Matters. . . . . . . . . . . . . . . . . . . . . .  13
     2.23. Material Contracts.  . . . . . . . . . . . . . . . . . . . . . .  15
     2.24. Insurance. . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
     2.25. Loans; Allowance for Credit Losses.  . . . . . . . . . . . . . .  15
     2.26. Business Combination Statute, etc. . . . . . . . . . . . . . . .  16
     2.27. No Dissenters' Rights. . . . . . . . . . . . . . . . . . . . . .  16
     2.28. Loan Servicing Rights. . . . . . . . . . . . . . . . . . . . . .  16
ARTICLE 3  CONDITIONS TO EFFECTIVENESS  . . . . . . . . . . . . . . . . . .  17
     3.1.  Stock Option Agreement.  . . . . . . . . . . . . . . . . . . . .  17
     3.2.  Affiliate Agreements.  . . . . . . . . . . . . . . . . . . . . .  17
ARTICLE 4  COVENANTS PRIOR TO CLOSING . . . . . . . . . . . . . . . . . . .  18
     4.1.  Access to Information; Notice of Changes; Confidentiality. . . .  18
     4.2.  Conduct of the Business of Loyola Pending the Closing Date.  . .  19
     4.3.  Conduct of the Business of Crestar Pending the Closing Date. . .  21
     4.4.  No Solicitation of Other Offers. . . . . . . . . . . . . . . . .  21
     4.5.  Certain Filings, Consents and Arrangements.  . . . . . . . . . .  22
     4.6.  Best Efforts.  . . . . . . . . . . . . . . . . . . . . . . . . .  22
     4.7.  Publicity. . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
     4.8.  Proxy; Registration Statement. . . . . . . . . . . . . . . . . .  23
     4.9.  Stockholders' Meeting. . . . . . . . . . . . . . . . . . . . . .  23
     4.10. Crestar. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
     4.11. Additional Agreements. . . . . . . . . . . . . . . . . . . . . .  24
     4.12. Listing. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
     4.13. Merger.  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
     4.14. Branch Closing Law.  . . . . . . . . . . . . . . . . . . . . . .  26
ARTICLE 5  CONDITIONS PRECEDENT TO MERGER . . . . . . . . . . . . . . . . .  26
     5.1.  Conditions Precedent to Obligations of All Parties.  . . . . . .  26
     5.2.  Conditions Precedent to Obligations of Crestar.  . . . . . . . .  28

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     5.3.  Conditions Precedent to Obligations of Loyola. . . . . . . . . .  29
ARTICLE 6  COVENANTS  . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
     6.1.  Tax-Free Reorganization Treatment. . . . . . . . . . . . . . . .  29
     6.2.  Employee Matters.  . . . . . . . . . . . . . . . . . . . . . . .  29
     6.3.  Employee Benefits. . . . . . . . . . . . . . . . . . . . . . . .  30
     6.4.  Indemnification; Directors' and Officers' Insurance. . . . . . .  32
     6.5.  Crestar Baltimore, Maryland Local Advisory Board of Directors. .  33
ARTICLE 7  TERMINATION  . . . . . . . . . . . . . . . . . . . . . . . . . .  34
     7.1.  Termination. . . . . . . . . . . . . . . . . . . . . . . . . . .  34
     7.2.  Effect of Termination. . . . . . . . . . . . . . . . . . . . . .  35
ARTICLE 8  MISCELLANEOUS  . . . . . . . . . . . . . . . . . . . . . . . . .  35
     8.1.  Certain Definitions; Interpretation. . . . . . . . . . . . . . .  35
     8.2.  Fees and Expenses. . . . . . . . . . . . . . . . . . . . . . . .  37
     8.3.  Survival.  . . . . . . . . . . . . . . . . . . . . . . . . . . .  37
     8.4.  Notices. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37
     8.5.  Entire Agreement.  . . . . . . . . . . . . . . . . . . . . . . .  39
     8.6.  Binding Effect; Benefit; Assignment. . . . . . . . . . . . . . .  39
     8.7.  Waiver.  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  39
     8.8.  Further Actions. . . . . . . . . . . . . . . . . . . . . . . . .  39
     8.9.  Counterparts.  . . . . . . . . . . . . . . . . . . . . . . . . .  39
     8.10. Applicable Law.  . . . . . . . . . . . . . . . . . . . . . . . .  40
     8.11. Severability.  . . . . . . . . . . . . . . . . . . . . . . . . .  40
Schedule 1.1  Plan of Merger  . . . . . . . . . . . . . . . . . . . . . . .   1
Schedule 2.3  Loyola Rights as of May 1, 1995 . . . . . . . . . . . . . . .   2
Schedule 2.6  Subsidiaries  . . . . . . . . . . . . . . . . . . . . . . . .   3
Schedule 2.8  Breaches, Violations and Defaults . . . . . . . . . . . . . .   7
Schedule 2.11A  Taxes of Crestar  . . . . . . . . . . . . . . . . . . . . .  10
Schedule 2.11B  Taxes of Loyola . . . . . . . . . . . . . . . . . . . . . .  11
Schedule 2.12A  Crestar - Absence of Claims . . . . . . . . . . . . . . . .  12
Schedule 2.12B  Loyola - Absence of Claims  . . . . . . . . . . . . . . . .  13
Schedule 2.15  Loyola Benefit Plans . . . . . . . . . . . . . . . . . . . .  17

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Schedule 2.22  Environmental Matters  . . . . . . . . . . . . . . . . . . .  22
Schedule 2.25  Classified Assets as of March 31, 1995
               in excess of $1 Million  . . . . . . . . . . . . . . . . . .  25
Schedule 2.28  Loan Servicing Rights  . . . . . . . . . . . . . . . . . . .  27
Schedule 3.1  Form of Stock Option Agreement  . . . . . . . . . . . . . . .  28
Schedule 3.2  Affiliates of Loyola  . . . . . . . . . . . . . . . . . . . .  29
Schedule 4.2  Conduct of Business of Loyola . . . . . . . . . . . . . . . .  30
Schedule 6.3  Employee Benefits . . . . . . . . . . . . . . . . . . . . . .  31
Schedule 6.4  Loyola Indemnification Agreements . . . . . . . . . . . . . .  34

                              INDEX TO DEFINITIONS

Term                                                      Location-of-Definition
- ----                                                      ----------------------

Acquisition Proposal . . . . . . . . . . . . . . . . . . . . . . . . .      4.4
Affiliates . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    3.2(a)
Agreement. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Preamble
Average Closing Price. . . . . . . . . . . . . . . . . . . . . . . . .    1.2(b)
Bank Regulators. . . . . . . . . . . . . . . . . . . . . . . . . . . .     2.13
Benefit Plans. . . . . . . . . . . . . . . . . . . . . . . . . . . . .     2.15
Branch Property. . . . . . . . . . . . . . . . . . . . . . . . . . . .   2.22(a)
Change of Control. . . . . . . . . . . . . . . . . . . . . . . . . . .      8.1
Claims . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    6.4(a)
Closing Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      1.8
Code . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1.4(b)
Contract Employees . . . . . . . . . . . . . . . . . . . . . . . . . .    6.3(a)
Control. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      8.1
Crestar. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Preamble
Crestar Bank MD. . . . . . . . . . . . . . . . . . . . . . . . . . . .    5.1(f)
Crestar Retirement Plan. . . . . . . . . . . . . . . . . . . . . . . .    6.3(e)
Crestar Common Stock . . . . . . . . . . . . . . . . . . . . . . . . .    1.2(a)
Effective Date . . . . . . . . . . . . . . . . . . . . . . . . . . . .      1.8

                                      -iv-

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Effective Time . . . . . . . . . . . . . . . . . . . . . . . . . . . .      1.8
Environmental Law. . . . . . . . . . . . . . . . . . . . . . . . . . .   2.22(a)
ERISA. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     2.15
Exchange Option. . . . . . . . . . . . . . . . . . . . . . . . . . . .    1.4(a)
Exchange Ratio . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1.2(b)
Federal Reserve Board. . . . . . . . . . . . . . . . . . . . . . . . .     4.14
401(k) Plan. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    6.3(d)
GAAP . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    2.9(a)
Governmental Entity. . . . . . . . . . . . . . . . . . . . . . . . . .   2.22(a)
Hazardous Substance. . . . . . . . . . . . . . . . . . . . . . . . . .   2.22(a)
Indemnified Parties. . . . . . . . . . . . . . . . . . . . . . . . . .    6.3(a)
IRS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     2.15
Loan Servicing File. . . . . . . . . . . . . . . . . . . . . . . . . .      8.1
Loan Servicing Rights. . . . . . . . . . . . . . . . . . . . . . . . .      8.1
Loyola . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Preamble
Loyola Common Stock. . . . . . . . . . . . . . . . . . . . . . . . . .    1.2(a)
Loyola FSB . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    5.1(h)
Loyola Meeting . . . . . . . . . . . . . . . . . . . . . . . . . . . .      4.9
Loyola Pension Plan. . . . . . . . . . . . . . . . . . . . . . . . . .    6.3(e)
Material . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      8.1
Material Adverse Effect. . . . . . . . . . . . . . . . . . . . . . . .      8.1
Merger . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      1.1
MGCL . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      1.1
OREO . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2.25(a)
Outstanding Option . . . . . . . . . . . . . . . . . . . . . . . . . .    1.4(a)
Pension Plan . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     2.15
Person . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      8.1
Proxy Statement. . . . . . . . . . . . . . . . . . . . . . . . . . . .     2.21
Proxy Statement/Prospectus . . . . . . . . . . . . . . . . . . . . . .     2.21
Registration Statement . . . . . . . . . . . . . . . . . . . . . . . .     2.21
Reports. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      2.9

                                       -v-

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Rights . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      2.3
SEC  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      2.9
Securities Exchange Act. . . . . . . . . . . . . . . . . . . . . . . .      2.9
Securities Act . . . . . . . . . . . . . . . . . . . . . . . . . . . .     2.21
Serviced Mortgage Loan . . . . . . . . . . . . . . . . . . . . . . . .      8.1
Significant Subsidiary . . . . . . . . . . . . . . . . . . . . . . . .      2.4
Subsidiary . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      8.1
Successor Corporation. . . . . . . . . . . . . . . . . . . . . . . . .      1.1
Thrift Plan. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    6.3(d)
To the knowledge of Crestar. . . . . . . . . . . . . . . . . . . . . .      8.1
To the knowledge of Loyola . . . . . . . . . . . . . . . . . . . . . .      8.1
Transferred Employees. . . . . . . . . . . . . . . . . . . . . . . . .    6.3(b)

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                          AGREEMENT AND PLAN OF MERGER

     THIS AGREEMENT AND PLAN OF MERGER ("Agreement") is made as of the 16th day of May, 1995, by and between CRESTAR FINANCIAL CORPORATION, a Virginia corporation ("Crestar"), and LOYOLA CAPITAL CORPORATION, a Maryland corporation ("Loyola").

     WHEREAS, the respective Boards of Directors of Crestar and Loyola have approved the acquisition of Loyola by Crestar, subject to the terms and conditions of this Agreement;

     WHEREAS, to complete such acquisition, the respective Boards of Directors of Crestar and Loyola have approved the merger of Loyola into Crestar pursuant to and subject to the terms and conditions of this Agreement.

     NOW THEREFORE, in consideration of the foregoing premises and of the mutual covenants, representations, warranties and agreements herein contained, the parties, intending to be legally bound hereby, agree as follows:

                                   ARTICLE 1

                                  THE MERGER

     1.1. STRUCTURE OF THE MERGER.

          Subject to the terms and conditions of this Agreement and the Plan of Merger attached hereto as Schedule 1.1, at the Effective Time (as defined in Section 1.8), Loyola will merge (the "Merger") with and into Crestar, with Crestar being the successor corporation (the "Successor Corporation"). At the Effective Time, the separate corporate existence of Loyola shall cease, and Crestar shall continue as the Successor Corporation. From and after the Effective Time, the Merger shall have the effects set forth in Section 3-114 of the Maryland General Corporation Law ("MGCL") and in Section 13.1-721 of the Virginia Stock Corporation Act.

     1.2. CONVERSION OF STOCK; EXCHANGE RATIO.

          (a) CONVERSION OF STOCK. At the Effective Time, each share of common stock of Loyola, par value $0.10 per share (the "Loyola Common Stock") then issued and outstanding (other than shares held directly by Crestar, excluding shares held in a fiduciary capacity or in satisfaction of a debt previously contracted) shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and represent the right to receive the number of shares of stock of Crestar determined in accordance with subparagraph
(b). As of the Effective Time, each share of Loyola Common Stock held directly by Crestar, excluding shares held in a fiduciary capacity or in satisfaction of a debt previously contracted, shall be canceled, retired and cease to exist, and no exchange or payment shall be made with respect thereto. Each issued and outstanding share of common stock of Crestar, par value $5.00 per share ("Crestar Common Stock") shall continue to be an issued and outstanding share of common stock of the Successor Corporation.

          (b) EXCHANGE RATIO. Each share of Loyola Common Stock (other than shares held directly by Crestar, excluding shares held in a fiduciary capacity or in satisfaction of a debt previously contracted) shall be converted into a fraction of a share of Crestar Common Stock, determined in accordance with the Exchange Ratio. The "Exchange Ratio" shall be calculated as follows:

              (i) if the Average Closing Price (as defined below) is between $43.478 and $46.375, the Exchange Ratio shall be 0.690 (the quotient of (A) $32.00 divided by (B) $46.375);

             (ii) if the Average Closing Price is greater than $46.375, the Exchange Ratio shall be the quotient of (A) $32.00 divided by (B) the Average Closing Price, rounded to the nearest one-one thousandth of a share, provided that the Exchange Ratio shall not be less than 0.640; and

            (iii) if the Average Closing Price is less than $43.478, the Exchange Ratio shall be the quotient of (A) $30.00 divided by (B) the Average Closing Price, rounded to the nearest one-one thousandth of a share, provided that the Exchange Ratio shall not be greater than 0.750, subject to adjustment as provided in Section 7.1(f).

     As used herein, "Average Closing Price" shall mean the average closing price of Crestar Common Stock as reported on the New York Stock Exchange for each of the 10 trading days ending on the tenth day prior to the Closing Date (as defined in Section 1.8).

          The Exchange Ratio at the Effective Time of the Merger shall be adjusted to reflect any consolidation, split-up, other subdivisions or combinations of Crestar Common Stock, any dividend payable in Crestar Common Stock, or any capital reorganization involving the reclassification of Crestar Common Stock subsequent to the date of this Agreement. The Exchange Ratio may be adjusted as provided in Section 7.1(f).

          (c) FRACTIONAL SHARES. No fractional shares of Crestar Common Stock will be issued pursuant hereto, and Crestar shall pay cash in lieu of any fractional shares of Crestar Common Stock which otherwise would be issuable. Any such cash payments shall be made on the basis of the Average Closing Price.

     1.3. EXCHANGE PROCEDURES.

          (a) After the Effective Time of the Merger, each holder of a certificate for theretofore outstanding shares of Loyola Common Stock, upon surrender of such certificate and a letter of transmittal to Crestar Bank (which shall act as exchange agent), shall be entitled to receive in exchange therefor a certificate or certificates representing the number of full shares of Crestar Common Stock for which shares of Loyola Common Stock theretofore represented by the certificate or certificates so surrendered shall have been exchanged as provided in this Article I. Until so surrendered, each outstanding certificate which, prior to the Effective Time of the Merger, represented Loyola Common Stock will be deemed to evidence the right to receive the number of full shares of Crestar Common Stock into which the shares of Loyola Common Stock represented thereby may be converted in accordance with the Exchange Ratio; and, after the Effective Time of the Merger will be deemed for all corporate purposes of Crestar to evidence ownership of the number of full shares of Crestar Common Stock into which the shares of Loyola Common Stock represented thereby were converted.

          (b) Until such outstanding certificates formerly representing Loyola Common Stock are surrendered, no dividend payable to holders of record of Crestar Common Stock for any period as of any date subsequent to the Effective Time of the Merger shall be paid to the holder of such outstanding certificates in respect thereof. After the Effective Time of the Merger, there shall be no further registry of transfer on the records of Loyola or shares of Loyola Common Stock. If a certificate representing such shares is presented to Crestar, it shall be canceled and exchanged for a certificate representing shares of Crestar Common Stock as herein provided. Upon surrender of certificates of Loyola Common Stock in exchange for Crestar Common Stock, there shall be paid to the record holder of the certificates of Crestar Common Stock issued in exchange therefor (i) the amount of dividends theretofore paid with respect to such full shares of Crestar Common Stock as of any date subsequent to the Effective Time of the Merger which have not yet been paid to a public official pursuant to abandoned property laws and (ii) at the appropriate payment date the amount of dividends with a record date after the Effective Time of the Merger but prior to surrender and a payment date subsequent to surrender. No interest shall be payable with respect to such dividends upon surrender of outstanding certificates.

          (c) At the Effective Time of the Merger, each share of Loyola Common Stock held directly by Crestar (excluding shares held in a fiduciary capacity or in satisfaction of a debt previously contracted) shall be canceled, retired and cease to exist.

     1.4. STOCK OPTIONS.

          (a) At the Effective Time, options granted by Loyola under Loyola's 1986 Stock Option Plan, as amended, to purchase shares of Loyola Common Stock, which are outstanding and unexercised immediately prior thereto (each, an "Outstanding Option"), shall be converted as to each whole share subject to such Outstanding Option into an option (each, an "Exchange Option") to purchase such number of shares of Crestar Common Stock at such exercise price as is determined as provided below:

              (i) the number of shares of Crestar Common Stock to be subject to the Exchange Option shall be equal to the product of (A) the number of shares of Loyola Common Stock subject to the Outstanding Option multiplied by (B) the Exchange Ratio (as may be adjusted pursuant to Section 1.2(b)), the product being rounded, if necessary, up or down, to the nearest whole share;

             (ii) the per share exercise price under the Exchange Option shall be equal to (A) the per share exercise price under the Outstanding Option divided by (B) the Exchange Ratio (as may be adjusted pursuant to Section 1.2(b)), with any fractional cent rounded to the next whole cent; and

            (iii) the Exchange Option shall otherwise have the same duration and other terms as the Outstanding Option.

          (b) The adjustments provided herein with respect to any options which are "incentive stock options" (as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code")) shall be effected in a manner consistent with Section 424(a) of the Code.

          (c) No options for Loyola capital stock have been granted since May 1, 1995 except under the Stock Option Agreement contemplated by Section 3.1.

     1.5. ARTICLES OF INCORPORATION OF THE SUCCESSOR CORPORATION.

     The Articles of Incorporation of Crestar, as in effect immediately prior to the Effective Time, shall be the Articles of Incorporation of the Successor Corporation until thereafter amended as provided by law.

     1.6. BY-LAWS OF THE SUCCESSOR CORPORATION.

     The By-Laws of Crestar, as in effect immediately prior to the Effective Time, shall be the By-Laws of the Successor Corporation until thereafter amended as provided by law.

     1.7. DIRECTORS AND OFFICERS OF THE SUCCESSOR CORPORATION.

     The directors and officers of Crestar, as in office immediately prior to the Effective Time, shall be the directors and officers of the Successor Corporation.

     1.8. CLOSING.

     On such date as Crestar shall designate which shall be a date promptly following the expiration of all applicable waiting periods in connection with approvals of Bank Regulators (as defined in Section 2.13) occurs (but not earlier than December 28, 1995) and all conditions to the consummation of this Agreement are satisfied or waived, or on such earlier or later date as may be agreed by the parties (the "Closing Date"), articles of merger shall be executed in accordance with all appropriate legal requirements and shall be filed as required by law, and the Merger provided for herein shall become effective upon such filing or on such date as may be specified in such articles of merger by agreement of the parties hereto. The date of such filing or such later effective date is herein called the "Effective Date." The "Effective Time" of the Merger shall be such time on the Effective Date as may be agreed by the parties.

                                   ARTICLE 2

                         REPRESENTATIONS AND WARRANTIES

     Crestar represents and warrants to Loyola, and Loyola represents and warrants to Crestar, to the extent applicable as indicated below, that:

     2.1. ORGANIZATION AND CAPITALIZATION OF CRESTAR.

     In the case of Crestar, it is a corporation duly organized, validly existing and in good standing under the laws of the Commonwealth of Virginia, it is a bank holding company registered under the Bank Holding Company Act of 1956, as amended; and it's authorized capital stock as of the date hereof consists of 100,000,000 authorized shares of common stock, par value $5.00 per share, of which 38,397,409 shares were issued and outstanding as of March 31, 1995, and 2,000,000 authorized shares of preferred stock, no par value per share, of which no shares are issued and outstanding as of the date hereof.

     2.2. ORGANIZATION AND CAPITALIZATION OF LOYOLA.

     In the case of Loyola, it is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland and it is a savings and loan holding company registered under the Savings and Loan Holding Company Act, as amended; and its authorized capital stock as of the date hereof consists of 35,000,000 authorized shares of Loyola Common Stock, of which 8,107,750 shares were issued and outstanding as of March 31, 1995, and 15,000,000 authorized shares of preferred stock, par value $0.10 per share, of which no shares are issued and outstanding as of the date hereof.

     2.3. RIGHTS, ETC.

     In the case of Loyola, except as set forth on Schedule 2.3 or as contemplated by Section 3.1, there are not any shares of its capital stock reserved for issuance, or any outstanding or authorized options, warrants, rights, subscriptions, claims of any character, agreements, obligations, convertible or exchangeable securities, or other commitments, contingent or otherwise, relating to its capital stock, pursuant to which it is or may become obligated to issue shares of capital stock or any securities convertible into, exchangeable for, or evidencing the right to subscribe for, any shares of its capital stock (collectively, "Rights").

     2.4. CAPITAL STOCK.

     In the case of Crestar and Loyola, respectively, all outstanding shares of capital stock of it and its Significant Subsidiaries (as defined in Rule 1-02 of Regulation S-X, provided that any Subsidiary (as defined in Section 8.1) that is a bank, savings bank or trust company shall be deemed a Significant Subsidiary) are duly authorized, validly issued and outstanding, fully paid and (subject to 12 U.S.C. SECTION 55 in the case of a national bank) nonassessable, and subject to no preemptive rights.

     2.5. AUTHORITY.

     In the case of Crestar and Loyola, respectively, each of it and its Significant Subsidiaries has the power and authority, and is duly qualified in all jurisdictions where such qualification is required, to carry on its business as it is now being conducted and to own all its Material (as defined in Section 8.1) properties and assets (except for such qualifications the absence of which, individually or in the aggregate, would not have a Material Adverse Effect (as defined in Section 8.1)), and it has all federal, state, local, and foreign Governmental Entity (as defined in Section 2.22(a)) authorizations necessary for it to own or lease its properties and assets and to carry on its business as it is now being conducted, except for such powers and authorizations the absence of which, either individually or in the aggregate, would not have a Material Adverse Effect.

     2.6. SUBSIDIARIES.

     In the case of Loyola, a list of its Subsidiaries is contained on Schedule
2.6. In the case of Loyola, all of the issued and outstanding shares of capital stock of each of its Subsidiaries are owned by it free and clear of all liens, claims, encumbrances and restrictions on transfer and there are no Rights with respect to such capital stock, except as set forth on Schedule 2.6.

     2.7. AUTHORIZATION AND VALIDITY OF AGREEMENT.

     In the case of Crestar and Loyola, respectively, it has full power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. In the case of Crestar, and subject, in the case of Loyola, to the receipt of the required stockholder approval for Loyola referred to in Section 5.1(a), this Agreement has been authorized by all necessary corporate action of it. In the case of Crestar and Loyola, respectively, this Agreement is a valid and binding agreement of it enforceable against it in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles. In the case of Crestar and Loyola, respectively, neither the execution and delivery of this Agreement nor the carrying out of the transactions contemplated hereunder will result in any violation, termination or modification of, or be in conflict with, any terms of any contract or other instrument to which Crestar or Loyola is a party, or of any judgment, decree or order applicable to Crestar or Loyola, or result in the creation of any lien, charge or encumbrance upon any of its properties or assets.

     2.8. NO VIOLATIONS.

     In the case of Crestar and Loyola, respectively, the execution, delivery and performance of this Agreement by it does not, and the consummation of the transactions contemplated hereby by it will not, constitute (i) a breach or violation of, or a default under, any law, rule or regulation or any judgment, decree, order, governmental permit or license, or Material agreement, indenture or instrument of it or its Subsidiaries or to which it or its Subsidiaries (or any of their respective properties) is subject, which breach, violation or default would have a Material Adverse Effect (all of such breaches, violations, or defaults being identified on Schedule 2.8) or enable any person to enjoin the Merger or (ii) a breach or violation of, or a default under, the charter or by-laws of it or any of its Subsidiaries; and the consummation of the transactions contemplated hereby will not require any approval, consent or waiver under any such law, rule, regulation, judgment, decree, order, governmental permit or license or the approval, consent or waiver of any other party to any such agreement, indenture or instrument, other than (i) the required approvals, consents and waivers of governmental authorities referred to in Section 5.1(c),
(ii) the approval of the stockholders of Loyola referred to in Section 5.1(a),
(iii) such approvals, consents or waivers as are required under the federal and state securities or "Blue Sky" laws in connection with the transactions contemplated by this Agreement, and (iv) any other approvals, consents or waivers the absence of which, individually or in the aggregate, would not result in a Material Adverse Effect or enable any person to enjoin the Merger.

     2.9. SECURITIES EXCHANGE ACT REPORTS.

     In the case of Crestar and Loyola, respectively, it has filed with the Securities and Exchange Commission ("SEC") all required forms, reports and documents required under the

Securities Exchange Act of 1934, as amended (the "Securities Exchange Act"). In the case of Crestar and Loyola, respectively, as of their respective dates, neither its Annual Report on Form 10-K for the fiscal year ended December 31, 1994, nor any other document filed subsequent to December 31, 1994 under Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act, each in the form (including exhibits) filed with the SEC (collectively, its "Reports") contained, as of the date thereof, any untrue statement of a Material fact or omitted to state a Material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading. In the case of Crestar and Loyola, respectively, each of the balance sheets or statements of condition contained or incorporated by reference in its Reports (including any related notes and schedules) fairly present the financial position of the entity or entities to which it relates as of its date and each of the statements of operations and retained earnings and of cash flows and changes in financial position or equivalent statements contained or incorporated by reference in its Reports (including any related notes and schedules) fairly present the results of operations, retained earnings and cash flows of the entity or entities to which it relates for the periods set forth therein (subject, in the case of unaudited interim statements, to normal year-end audit adjustments that are not Material in amount or effect), in each case in accordance with generally accepted accounting principles applicable to depository institutions ("GAAP") consistently applied during the periods involved, except as may be noted in the Reports. In the case of Crestar and Loyola, respectively, as of the date of such Reports, there existed no Material liabilities of Crestar or Loyola, respectively, contingent or otherwise, that are required to be disclosed under GAAP or would be required to be disclosed in the financial statements contained in the Annual Report on Form 10-K for the year ended December 31, 1994 but are not so disclosed in such Reports.

     2.10.     ABSENCE OF CERTAIN CHANGES OR EVENTS.

     In the case of Crestar and Loyola, respectively, since December 31, 1994, except as disclosed in its Reports, it has not incurred any Material liability except in the ordinary course of its business consistent with past practice, and since December 31, 1994 there has not been any change in the financial condition or results of operations of it or any of its Subsidiaries which, individually or in the aggregate, has had a Material Adverse Effect (other than as a result of changes in banking laws or regulations of general applicability or interpretations thereof).

     2.11.     TAXES.

     In the case of Crestar and Loyola, respectively, except as otherwise would not have a Material Adverse Effect, all federal, state, local and foreign tax returns required to be filed on or before the Effective Date by or on behalf of it or any of its Subsidiaries have been timely filed or requests for extensions have been timely filed and any such extensions have been granted and not expired. In the case of Crestar and Loyola, respectively, except as otherwise would not have a Material Adverse Effect, all taxes imposed on it or any of its Subsidiaries (or for which it or any of its Subsidiaries is liable) for any period (or portion of a period) ending on or before the Effective Date have been paid in full or adequate provision has been made for any such taxes on its balance sheet (in accordance with GAAP). Except as disclosed on Schedule 2.11A, in the case of Crestar, and on Schedule 2.11B, in the case of Loyola, respectively, as of the date of this Agreement, there are no assessments or notices of deficiency or proposed assessments with respect to any taxes of it or any of its Subsidiaries (or for which it or any of its Subsidiaries is liable) that, if resolved in a manner adverse to it, would have a Material Adverse Effect. In the case of Crestar and Loyola, respectively, except as otherwise would not have a Material Adverse Effect, neither it nor any of its Subsidiaries has executed an extension or waiver of any statute of limitations on the assessment or collection of any tax due that is currently in effect. In the case of Loyola, except as disclosed on Schedule 2.11B, (i) neither Loyola nor any Subsidiary of Loyola has filed (or been included in) a consolidated, combined, or unitary income tax return with a corporation other than Loyola and its Subsidiaries, (ii) each of Loyola and its Subsidiaries is in Material compliance with, and its records contain all information and documents necessary to comply in all Material respects with, all applicable tax information reporting and withholding requirements, and such records identify with specificity all accounts subject to backup withholding under Section 3406 of the Code, (iii) for periods ending after the date of the most recent balance sheet contained in the latest Report of Loyola, the books and records of Loyola and its Subsidiaries fully and properly reflect their liabilities for all accrued taxes in accordance with GAAP, (iv) neither Loyola nor any of its Subsidiaries has made or entered into, or holds any assets subject to, a consent filed pursuant to Section 341(f) of the Code and the regulations thereunder or a "safe harbor lease" subject to former Section 168(f)(8) of the Code and the regulations thereunder, (v) no Material amount is required to be included in the income of Loyola or any of its Subsidiaries pursuant to Section 481 of the Code and the regulations thereunder by reason of any event that occurred prior to the Effective Time, and (vi) Schedule 2.11B describes all Material tax elections, consents, and agreements affecting Loyola or any of its Subsidiaries. For purposes of this Section 2.11, "tax" and "taxes" include any interest, penalty, and addition to tax payable with respect to any tax.

     2.12.     ABSENCE OF CLAIMS.

     Except as disclosed on Schedule 2.12A, in the case of Crestar, and on
Schedule 2.12B, in the case of Loyola, respectively, no Material litigation, proceeding or controversy before any court or Governmental Entity is pending, and there is no pending claim, action or proceeding against it or any of its Subsidiaries, which is reasonably likely, individually or in the aggregate to have a Material Adverse Effect or to Materially hinder or delay consummation of the transactions contemplated hereby.

     2.13.     ABSENCE OF REGULATORY ACTIONS.

     In the case of Crestar and Loyola, respectively, neither it nor any of its Subsidiaries is a party to any cease and desist order, written agreement or memorandum of understanding with, or a party to any commitment letter or similar undertaking to, or is subject to any order or directive by, or is a recipient of any extraordinary supervisory letter from, or has adopted any board resolutions at the request of, federal or state governmental authorities charged with the supervision or regulation of banks or bank holding companies or savings and loans or savings and loan holding companies or engaged in the insurance of bank deposits ("Bank Regulators"), nor has it been advised by any Bank Regulator that it is contemplating issuing or requesting (or is considering the appropriateness of issuing or requesting) any such order, directive, written agreement, memorandum of understanding, extraordinary supervisory letter, commitment letter, board resolutions or similar undertaking.

     2.14.     LABOR MATTERS.

     In the case of Crestar and Loyola, respectively, neither it nor any of its Subsidiaries is a party to, or is bound by, any collective bargaining agreement, contract or other agreement or understanding with a labor union or labor organization, nor is it or any of its Subsidiaries the subject of any proceeding asserting that it or any such Subsidiary has committed an unfair labor practice or seeking to compel it or such Subsidiary to bargain with any labor organization as to wages and conditions of employment, nor to the knowledge of Loyola and Crestar (as defined in Section 8.1), respectively, is there any strike or other labor dispute involving it or any of its Subsidiaries pending or threatened.

     2.15.     EMPLOYEE BENEFIT PLANS.

     Except as disclosed on Schedule 2.15, to the knowledge of Loyola, all "employee benefit plans" (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) that cover any of its or its Subsidiaries' employees, comply and have been administered in all Material respects with all applicable requirements of ERISA, the Code and other applicable laws; to the knowledge of Loyola, neither it nor any of its Subsidiaries has engaged in a "prohibited transaction" (as defined in Section 406 of ERISA or Section 4975 of the Code) with respect to any such employee benefit plan which is likely to result in any Material penalties or taxes under
Section 502(i) of ERISA or Section 4975 of the Code; no Material liability to the Pension Benefit Guaranty Corporation has been or is expected by it or them to be incurred with respect to any such employee benefit plan which is subject to Title IV of ERISA ("Pension Plan"), or with respect to any "single-employer plan" (as defined in Section 4001(a)(15) of ERISA) currently or formerly maintained by it, them or any entity which is considered one employer with it under Section 4001 of ERISA or Section 414 of the Code; no Pension Plan had an "accumulated funding deficiency" (as defined in Section 302 of ERISA (whether or not waived) as of the last day of the end of the most recent plan year ending prior to the date hereof; the fair market value of the assets of each Pension Plan exceeds the present value of the "benefit liabilities" (as defined in Section 4001(a)(16) of ERISA) under such Pension Plan as of the end of the most recent plan year with respect to such Pension Plan ending prior to the date hereof, calculated on the basis of the actuarial assumptions used in the most recent actuarial valuation for such Pension Plan as of the date hereof; no notice of a "reportable event" (as defined in Section 4043 of ERISA) for which the 30-day reporting requirement has not been waived has been required to be filed for any Pension Plan within the 12-month period ending on the date hereof; neither it nor any of its Subsidiaries has provided, or is required to provide, security to any Pension Plan pursuant to Section 401(a)(29) of the Code; neither it nor any of its Subsidiaries have not contributed to any "multiemployer plan," as defined in Section 3(37) of ERISA on or after September 26, 1980. Schedule 2.15 identifies each "employee welfare benefit plan" (as defined in Section 3(1) of ERISA) maintained by Loyola and its Subsidiaries which is funded; the funding under each such plan does not exceed the limitations under Section 419A(b) or 419A(c) of the Code and neither Loyola nor any of its Subsidiaries is subject to taxation on the income of any such plan. Schedule 2.15 identifies the method of funding (including any individual accounting) for all post-retirement medical or life insurance benefits for the employees of Loyola and its Subsidiaries and discloses the funded status of such plans. In the case of Loyola, with respect to each benefit plan, program, arrangement or policy for employees that is maintained or contributed to by Loyola or any of its Subsidiaries, including, but not limited to, "employee benefit plans" (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) (collectively, the "Benefit Plans"), it has made available to Crestar a true and correct copy of (i) the most recent annual report on Form 5500 filed with the Internal Revenue Service (the "IRS"), (ii) such Benefit Plan, (iii) each trust agreement and insurance contract relating to such Benefit Plan, (iv) the most recent summary plan description for such Benefit Plan, (v) the most recent actuarial report or valuation if such Benefit Plan is subject to Title IV of ERISA, (vi) the most recent determination letter issued by the IRS if such Benefit Plan is intended to be qualified under Section 401(a) of the Code, (vii) any open requests for rulings or determination letters that pertain to any Benefit Plan, and (viii) all outstanding employment agreements, as amended through the date hereof with employees, former employees, directors, former directors and independent contractors of Loyola and each of its Subsidiaries. Other than has been identified on Schedule 2.15, full payment has been made (or proper accruals have been established to the extent required by GAAP) for all contributions which are required or for which benefits have accrued prior to Closing under the terms of each Benefit Plan, employment agreement, benefit commitment and for all liabilities which have accrued prior to the Effective Time under each Benefit Plan, employment agreement, benefit commitment or collective bargaining agreement, including any such Benefit Plan, employment agreement, benefit commitment or collective bargaining agreement to be assumed by Crestar pursuant to Section 6.3(a). There are no trades or businesses, and there never have been any trades or businesses, which are or were treated as a single employer under ERISA and the Code with respect to Loyola other than its Subsidiaries.

     2.16.     TITLE TO ASSETS.

     In the case of Crestar and Loyola, respectively, each of it and each of its Subsidiaries has good and marketable title to its properties and assets (other than property as to which it is lessee) except for such defects in title which would not, individually or in the aggregate, have a Material Adverse Effect.

     2.17.     KNOWLEDGE AS TO CONDITIONS.

     To the knowledge of Crestar and Loyola, respectively, there is no reason why the approvals, consents and waivers of the Governmental Entities referred to in Section 5.1(c) should not be obtained without the imposition of any condition of the type referred to in the provisos thereto.

     2.18.     COMPLIANCE WITH LAWS.

     In the case of Crestar and Loyola, respectively, it and each of its Subsidiaries has all permits, licenses, certificates of authority, orders and approvals of, and has made all filings, applications and registrations with, federal, state, local and foreign governmental or regulatory bodies that are required in order to permit it to carry on its business as it is presently conducted and the absence of which could, individually or in the aggregate, have a Material Adverse Effect.

     2.19.     CRESTAR COMMON STOCK.

     In the case of Crestar, the shares of Crestar Common Stock to be issued pursuant to this Agreement, when issued in accordance with the terms of this Agreement, will be duly authorized, validly issued, fully paid and non-assessable and subject to no preemptive rights.

     2.20.     FEES.

     In the case of Crestar and Loyola, respectively, other than financial advisory services performed for Loyola by Alex. Brown & Sons Incorporated (on terms disclosed to Crestar) and financial advisory services performed for Crestar by Morgan Stanley & Co., Incorporated, neither it nor any of its Subsidiaries, nor any of their respective officers, directors, employees or agents has employed any broker or finder or incurred any liability for any financial advisory fees, brokerage fees, commissions or finder's fees, and no broker or finder has acted directly or indirectly for it or any of its Subsidiaries, in connection with this Agreement or the transactions contemplated hereby.

     2.21.     REGISTRATION STATEMENT; PROXY STATEMENT.

     In the case of Crestar and Loyola, respectively, the information to be supplied by it for inclusion in (i) the Registration Statement on Form S-4 and/or such other form(s) as may be appropriate to be filed under the Securities Act of 1933, as amended (the "Securities Act") with the SEC by Crestar for the purpose of, among other things, registering Crestar Common Stock to be issued to the stockholders of Loyola in the Merger (the "Registration Statement") will not, at the time such Registration Statement becomes effective, contain any untrue statement of a Material fact or omit to state any Material fact required to be stated therein or necessary in order to make the statements therein not misleading, or (ii) the proxy statement to be filed with the SEC by Loyola under the Securities Exchange Act and distributed in connection with Loyola's meeting of its stockholders to vote upon this Agreement (as amended or supplemented from time to time, the "Proxy Statement", and together with the prospectus included in the Registration Statement, as amended or supplemented from time to time, the "Proxy Statement/Prospectus") will not, at the time the Proxy Statement/Prospectus is mailed and at the time of the Loyola Meeting (as defined in Section 4.9), contain any untrue statement of a Material fact or omit to state any Material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.

     2.22.     ENVIRONMENTAL MATTERS.

          (a) For purposes of this Section 2.22, the following terms shall have the indicated meaning:

          "Branch Property" means all real property presently owned or operated by Loyola and each of its Subsidiaries on which branches or facilities are located.

          "Environmental Law" means (i) any applicable federal, state or local statute, law, ordinance, rule, regulation, code, license, permit, authorization, approval, consent, order, judgment, decree, directive, requirement or agreement with any court, governmental authority or other regulatory or administrative agency or commission, domestic or foreign ("Governmental Entity") now existing, relating to the use, storage, treatment, generation, transportation, processing, handling, labeling, production, release or disposal of Hazardous Substances, each as amended, or (ii) any common law that may impose liability or obligations for injuries or damages due to the presence of or exposure to any Hazardous Substance.

          "Hazardous Substance" means any substance, whether liquid, solid or gas, listed, defined, designated or classified as hazardous, toxic, radioactive or dangerous, under any applicable Environmental Law, whether by type or by quantity. Hazardous Substance includes, without limitation, (i) any "hazardous substance" as defined in the Comprehensive Environmental Response, Compensation and Liability Act, as amended, and (ii) any "hazardous waste" as defined in the Resource Conservation and Recovery Act, as amended.

          (b) To the knowledge of Loyola, except as disclosed on Schedule 2.22 or as would not individually or in the aggregate have a Material Adverse Effect on Loyola;

              (i) each of Loyola and its Subsidiaries is and has been in substantial compliance with all applicable Environmental Law;

             (ii) neither Loyola nor any of its Subsidiaries has received any written notices, demand letters or written requests for information from any Governmental Entity or any third party indicating that Loyola or any Subsidiary may be in violation of, or liable under, any Environmental Law;

            (iii) there are no civil, criminal or administrative actions, suits, demands, claims, hearings, investigation or proceedings pending or threatened against Loyola or any Subsidiary alleging that they may be in violation of, or liable under, any Environmental Law;

             (iv) no reports have been filed, or are required to be filed with any Governmental Entity, by Loyola or any of its Subsidiaries concerning the release of any Hazardous Substance or the violation or any Environmental Law on or at the Branch Property; and

              (v) there are no underground storage tanks on, in or under any of the Branch Property and no underground storage tanks have been closed or removed from any Branch Property while such Branch Property was owned or operated by Loyola or any of its Subsidiaries.

          (c) There are no permits or licenses required under any Environmental Law in respect of the Branch Property presently operated by Loyola or any of its Subsidiaries that the absence of which could, individually or in the aggregate, have a Material Adverse Effect.

          (d) Schedule 2.22 contains copies of all documentation representing Loyola's environmental policies and procedures (including environmental policies and procedures applicable to land loans, land acquisition and development loans, commercial construction loans and commercial permanent mortgage loans). Land loans and land acquisition and development loans made to real estate joint ventures of Loyola and its Subsidiaries are among the land loans and land acquisition and development loans covered by such policies and procedures. Loyola has operated and conducted its business and operations (including specifically the making of land loans, land acquisition and development loans, commercial construction loans and commercial permanent mortgage loans) in substantial compliance with all such policies and procedures since their adoption on March 16, 1993 except where the failure to so operate or conduct such business would not, individually or in the aggregate, have a Material Adverse Effect.

     2.23.     MATERIAL CONTRACTS.

     In the case of Crestar and Loyola, respectively, neither it nor any of its Subsidiaries is in default under any Material contract, which default is reasonably likely to have, either individually or in the aggregate, a Material Adverse Effect on it, and there has not occurred any event that with the lapse of time or the giving of notice or both would constitute such a default. In the case of Crestar and Loyola, respectively, neither it nor any of its Subsidiaries is a party to or is bound by any agreement or subject to or bound by any judgment, decree, order, writ or injunction that places any Material restriction on the ability of it or any of its Subsidiaries to engage in their respective businesses in accordance with present practices.

     2.24.     INSURANCE.

     In the case of Crestar and Loyola, respectively, the assets, properties and operations of it and its Subsidiaries are insured under various policies of general liability and other forms of insurance, including surety and bonding arrangements. Such policies are in amounts and types of coverage which are reasonable in relation to the business and assets of each of them and all premiums due have been paid in full. All such forms of insurance are in full force and effect in accordance with their terms, no notice of cancellation has been received, and there is no existing default or event which, with the giving of notice or lapse of time or both, would constitute a default thereunder, in each such case, except which would not have a Material Adverse Effect. To the knowledge of Crestar and Loyola, respectively, there has been no failure to give any notice or to present any Material claim under any insurance arrangement in due and timely fashion.

     2.25.     LOANS; ALLOWANCE FOR CREDIT LOSSES.

          (a) Each loan outstanding on the books of Loyola is reflected correctly in all Material respects by the loan documentation, was made in the ordinary course of business, was to the knowledge of Loyola not uncollectible at the time it was made, and in all Material respects was made in accordance with Loyola's standard loan policies. The records of Loyola regarding all loans outstanding on its books are accurate in all Material respects. Except as identified on Schedule 2.25, no loan in excess of $1,000,000 has been classified as of the date hereof by Loyola or regulatory examiners as "Other Loans Specially Mentioned," "Substandard," "Doubtful" or "Loss." Except as identified on Schedule 2.25, each loan reflected as an asset on Loyola's balance sheets is, to the knowledge of Loyola, the legal, valid and binding obligation of the obligor and any guarantor, subject to bankruptcy, insolvency, fraudulent conveyance and other laws of general applicability relating to or affecting creditor's rights and to general equity principles, and no defense, offset or counterclaim has been asserted with respect to any such loan which if successful could have a Material Adverse Effect. The allowance for credit losses included in the consolidated financial statements of Loyola included in Loyola's December 31, 1994 Form 10-K was determined in accordance with GAAP to be adequate to provide for losses relating to or inherent in the loan and lease portfolios of, and other extensions of credit (including letters of credit and commitments to make loans or extend credit) by, Loyola and its Subsidiaries. Loyola has disclosed to Crestar in writing prior to the date hereof the aggregate amounts as of a recent date of all loans, losses, advances, credit enhancements, other extensions of credit, commitments and interest-bearing assets of Loyola and its Subsidiaries that have been classified by any bank examiner (whether regulatory or internal) as "Other Loans Specially Mentioned," "Special Mention," "Substandard," "Doubtful," "Loss," "Classified," "Criticized," "Credit Risk Assets," "Concerned Loans" or words of similar import, and Loyola shall promptly on a periodic basis inform Crestar of any such classification arrived at any time after the date hereof. The real property classified by Loyola and each of its Subsidiaries as other real estate owned ("OREO") included in non-performing assets is carried net of reserves at the lower of cost or market value based on independent appraisals.

          (b) The allowance for credit losses included in the consolidated financial statements of Crestar included in Crestar's December 31, 1994 Form 10-K was determined in accordance with GAAP to be adequate to provide for losses relating to or inherent in the loan and lease portfolios of, and other extensions of credit (including letters of credit and commitments to make loans or extend credit) by, Crestar and its Subsidiaries. The OREO included in nonperforming assets is carried net of reserves at the lower of cost or market value based on independent appraisals.

     2.26.     BUSINESS COMBINATION STATUTE, ETC.

     Loyola has taken all action necessary to exempt transactions with Crestar and its affiliates from the operation of the Maryland "business combination" statute at Sections 3-601 ET SEQ. of the MGCL and the Maryland "control share" statute at Sections 3-701 ET SEQ. of the MGCL.

     2.27.     NO DISSENTERS' RIGHTS.

     Stockholders of Loyola who vote against the Merger will not have dissenters' rights to receive cash for their shares under Sections 3-201 ET SEQ. of the MGCL.

     2.28.     LOAN SERVICING RIGHTS.

     The Loan Servicing Rights (as defined in Section 8.1) relating to the Serviced Mortgaged Loans (as defined in Section 8.1) described on Schedule 2.28 are valid and binding rights and obligations of Loyola or its Subsidiaries, as the case may be and, to the knowledge of Loyola, all of the other parties thereto, are in full force and effect and are enforceable in accordance with their terms, except as may be limited by matters relating to bankruptcy and insolvency. Except as set forth on Schedule 2.28, to the knowledge of Loyola, there is no default or claim of default by any party under, or any third party having an interest in, any such servicing agreement, and there is no pending or, to the knowledge of Loyola, threatened cancellation of any servicing agreement relating to any Serviced Mortgage Loan referred to on
Schedule 2.28.

                                   ARTICLE 3

                           CONDITIONS TO EFFECTIVENESS

     This Agreement shall be effective upon execution by each of the parties hereto and satisfaction of the following conditions:

     3.1. STOCK OPTION AGREEMENT.

     Crestar and Loyola shall each have executed and delivered the Stock Option Agreement in the form of Schedule 3.1.

     3.2. AFFILIATE AGREEMENTS.

          (a) Loyola has identified to Crestar on Schedule 3.2 hereof all persons who were, as of the date hereof, directors or executive officers of Loyola or any Subsidiary representing 25% or more of the consolidated assets of Loyola (the "Affiliates").

          (b) Loyola has delivered a written letter agreement of Affiliates in form and substance satisfactory to each of Loyola and Crestar from each person who is identified as a possible Affiliate pursuant to clause (a) above. The written letter agreements provide that each signatory thereto acknowledges and agrees to support and vote the shares of Loyola Common Stock beneficially owned by them to ratify and confirm this Agreement and the Merger. Such letter agreements also provide that each signatory thereto acknowledges and agrees, beginning 30 days prior to the Effective Date, that he will not sell, pledge, transfer or otherwise dispose of shares of Loyola Common Stock or Crestar capital stock except in compliance with applicable provisions of the Securities Act and the rules and regulations thereunder and until such time as financial results covering at least 30 days of combined operations of Crestar and Loyola have been published within the meaning of Section 201.01 of the SEC's Codification of Financial Reporting Policies. If the Merger will qualify for pooling-of-interests accounting treatment, shares of Crestar Common Stock issued to Affiliates in exchange for shares of Loyola Common Stock shall not be transferable until such time as financial results covering at least 30 days of combined operations of Crestar and Loyola have been published within the meaning of Section 201.01 of the SEC's Codification of Financial Reporting Policies, regardless of whether each such Affiliate has provided the written letter agreement referred to in this Section 3.2(b) (and Crestar shall be entitled to place restrictive legends upon certificates for shares of Crestar Common Stock issued to Affiliates pursuant to this Agreement to enforce the provisions of this Section 3.2(b)).

                                   ARTICLE 4

                           COVENANTS PRIOR TO CLOSING

     4.1. ACCESS TO INFORMATION; NOTICE OF CHANGES; CONFIDENTIALITY.

          (a) During the period commencing on the date hereof and ending on the Closing Date, each of the parties shall (and shall cause each of its Subsidiaries to) upon reasonable notice, afford the other parties, and their respective counsel, accountants, officers and employees and other authorized representatives, reasonable access during normal business hours to the properties, books, personnel, records, tax returns, work papers of independent auditors of such party and its Subsidiaries in order that they may have the opportunity to make such investigations as they shall desire of the affairs of such party and its Subsidiaries; such investigation shall not, however, affect or be deemed to modify the representations and warranties made by such party in this Agreement.

          (b) During the period commencing on the date hereof and ending on the Closing Date, each party shall promptly notify the other parties hereto in writing of any and all occurrences which, if they had occurred prior to execution of this Agreement, would have caused the representations and warranties of such party contained in Article 2 and the Schedules delivered in conjunction therewith to be incorrect in any Material respect.

          (c) Crestar acknowledges that information received by it concerning Loyola and its Subsidiaries and their operations is subject to the Confidentiality Agreement dated February 22, 1995 between Crestar and Loyola. Without limiting the foregoing, each party will not, and will cause its representatives not to, use any information obtained pursuant to this Section
4.1 for any purpose unrelated to the consummation of the transactions contemplated by this Agreement. Subject to the requirements of law, each party will keep confidential, and will cause its representatives to keep confidential, all information and documents obtained pursuant to this Section 4.1 unless such information (i) was already known to such party, (ii) becomes available to such party from other sources not known by such party to be bound by a confidentiality obligation, (iii) is disclosed with the prior written approval of the party to which such information pertains, or (iv) is or becomes readily ascertainable from published information or trade sources. In the event that this Agreement is terminated or the transactions contemplated by this Agreement shall otherwise fail to be consummated, each party shall promptly cause all copies of documents or extracts thereof containing information and data as to another party hereto to be returned to the party which furnished the same.

     4.2. CONDUCT OF THE BUSINESS OF LOYOLA PENDING THE CLOSING DATE.

     Loyola agrees that, except as expressly permitted by this Agreement or otherwise consented to or approved in writing by Crestar, during the period from the date hereof to the Effective Time:

          (a) Loyola will and will cause each of its Subsidiaries to conduct their respective operations only in the ordinary course of business consistent with past practice (subject, in any event, to the provisions of paragraph (c) below) and will use its best efforts to preserve intact their respective business organizations, keep available the services of their officers and employees and maintain satisfactory relationships with licensors, suppliers, distributors, customers, clients and others having business relationships with them.

          (b) Loyola shall not, and shall not permit any of its Subsidiaries to, take any action, engage in any transactions or enter into any agreement which would adversely affect or delay in any Material respect the ability of Crestar or Loyola to obtain any necessary approvals, consents or waivers of any Governmental Entity or third party required for the transactions contemplated hereby or to perform its covenants and agreements on a timely basis under this Agreement.

          (c) Loyola will not and will not permit any of its Subsidiaries to:

              (i) other than in the ordinary course of business consistent with past practice, incur any indebtedness for borrowed money, assume, guarantee, endorse or otherwise as an accommodation become responsible for the obligations of any other Person, or make any loan or advance;

             (ii) adjust, split, combine or reclassify any capital stock; make, declare or pay any dividend on Loyola Common Stock other than the regular quarterly cash dividend not exceeding $0.12 per share of Loyola Common Stock; provided that for dividends paid after September 30, 1995, the record date for each Loyola dividend shall be the same as Crestar's record date for its dividend for the same quarter in which the Loyola dividend is paid with the result that with respect to their shares of Loyola Common Stock the stockholders of Loyola will be entitled to receive either a Loyola or Crestar regular dividend for each fiscal quarter prior to the Effective Time; or make any other distribution on, or directly or indirectly redeem, purchase or otherwise acquire, any shares of its capital stock or any securities or obligations convertible into or exchangeable for any shares of its capital stock, or grant any stock appreciation rights, or convert any options into stock appreciation rights, or grant any Person any right to acquire any shares of its capital stock, except for dividends paid by any of the wholly-owned Subsidiaries of Loyola to Loyola or any of its wholly-owned Subsidiaries; or issue any additional shares of capital stock except pursuant to the exercise of stock options outstanding as of the date hereof which were granted under Loyola's 1986 Stock Option Plan, as amended;

            (iii) sell, transfer, mortgage, encumber or otherwise dispose of any of its Material properties or assets to any Person other than a direct or indirect wholly-owned Subsidiary of Loyola, or cancel, release or assign any Material indebtedness of any Person or any claims held by any Person, except pursuant to contracts or agreements in force at the date of this Agreement;

             (iv) other than portfolio investments in the ordinary course of business consistent with past practice, make any Material investment either by purchase of stock or securities, contributions to capital, property transfers, or purchase of any property or assets of any other Person other than a wholly-owned Subsidiary of Loyola;

              (v) enter into or terminate any Material contract or agreement, or make any change in any of its Material leases or contracts, other than renewals of contracts and leases without Material adverse changes of terms;

             (vi) except as permitted under the current year's budget, increase in any manner the compensation or fringe benefits of its "employees" (which term for purposes of this paragraph (vi) includes employees, former employees, directors and former directors) or pay any pension or retirement allowance not required by any existing plan or agreement to any such employees, or become a party to, amend, modify or commit itself to any pension, retirement, profit-sharing or welfare benefit plan or agreement or employment agreement with or for the benefit of any employee (except it may continue supplemental retirement benefits to former employees listed on Schedule 4.2), or (except as required by law, by Bank Regulators or by Section 6.3) adopt, amend or modify any bonus (except that it may compute 1995 benefits under its incentive bonus program without regard to expenses incurred in connection with the transactions contemplated under this Agreement or to actions taken at the request of Crestar under Section
          4.13 and that it may pay its 1995 incentive bonus if the Merger occurs in 1995 and the other conditions to payment are met), profit sharing, compensation, severance, termination, stock option, pension, retirement, deferred compensation, employment or other employee benefit agreements, trusts, plans, funds, employee stock ownership, consulting, severance or fringe benefit plan, formal, informal, written or oral, or other arrangements for the benefit or welfare of any employee or voluntarily accelerate the vesting of any stock options or other stock-based compensation, provided that extensions of employment agreements in existence on the date hereof and listed on
          Schedule 6.3 pursuant to the terms thereof shall be deemed to be made in the ordinary course of business consistent with past practice except that it may take any such action as provided in Section 6.3;

            (vii) modify in any Material respect the manner in which it and its Subsidiaries have heretofore conducted or accounted for their business;

           (viii) except as contemplated by this Agreement, amend its Articles of Incorporation or its By-Laws;

             (ix) agree to, or make any commitment to, take any of the actions prohibited by this Section 4.2;

              (x) except if as a result of death, disability or other inability to serve, elect or appoint any new director or officer of Loyola or any of its Subsidiaries, provided that the appointment of an officer to another office of Loyola or any of its Subsidiaries shall not be deemed to be the appointment of a new officer; or

             (xi) acquire an insurance policy or enter into any new agreement, amendment or endorsement or make any changes relating to insurance coverage, including coverage for its directors and officers, which would result in an additional premium payment obligation of $50,000 or more.

     4.3. CONDUCT OF THE BUSINESS OF CRESTAR PENDING THE CLOSING DATE.

     Crestar agrees that, except as expressly permitted by this Agreement or otherwise consented to or approved in writing by Loyola, during the period from the date hereof to the Effective Time:

          (a) Crestar will and will cause each of its Subsidiaries to conduct their respective operations only in the ordinary course of business consistent with past practice and will use its best efforts to preserve intact their respective business organizations, keep available the services of their officers and employees and maintain satisfactory relationships with licensors, suppliers, distributors, customers, clients and others having business relationships with them.

          (b) Crestar shall not, and shall not permit any of its Subsidiaries to, take any action, engage in any transactions or enter into any agreement which would adversely affect or delay in any Material respect the ability of Crestar or Loyola to obtain any necessary approvals, consents or waivers of any Governmental Entity required for the transactions contemplated hereby or to perform its covenants and agreements on a timely basis under this Agreement.

     4.4. NO SOLICITATION OF OTHER OFFERS.

     Loyola agrees that neither it nor any of its Subsidiaries nor any of their respective officers, directors and employees shall, and Loyola shall direct and use its best efforts to cause its agents and representatives (including, without limitation, any investment banker, attorney or accountant retained by it or any of its Subsidiaries) not to, directly or indirectly, take any action to solicit or initiate any inquiries or the making of any offer or proposal (including without limitation any proposal to stockholders of Loyola) with respect to a merger, consolidation, business combination, liquidation, reorganization, sale or other disposition of any significant portion of assets, sale of shares of capital stock, or similar transactions involving Loyola or any Subsidiary of Loyola (any such inquiry, offer or proposal, an "Acquisition Proposal"), or, except as may be legally required for the discharge by the board of directors of its fiduciary duties, engage in any negotiations concerning, or provide any confidential information or data to, or have any discussions with, any person relating to an Acquisition Proposal. As of the time hereof, Loyola is not engaged in any negotiations or discussions relating to an Acquisition Proposal. Loyola shall promptly notify Crestar orally and in writing of any Acquisition Proposal or any inquiries with respect thereto, such written notification to include the identity of the Person making such inquiry or Acquisition Proposal and such other information with respect thereto as is reasonably necessary to apprise Crestar of the Material terms of such Acquisition Proposal. Loyola shall give Crestar contemporaneous written notice upon engaging in discussions or negotiations with, or providing any information regarding Loyola to, any such person regarding an Acquisition Proposal.

     4.5. CERTAIN FILINGS, CONSENTS AND ARRANGEMENTS.

     Crestar and Loyola shall (a) as soon as practicable make any filings and applications required to be filed in order to obtain all approvals, consents and waivers of Governmental Entities necessary or appropriate for the consummation of the transactions contemplated hereby (including without limitation all applications for required approvals as set forth in Section 5.1(c)), (b) cooperate with one another (i) in promptly determining what filings are required to be made and what approvals, consents or waivers are required to be obtained under any relevant federal, state or foreign law or regulation, and (ii) in promptly making any such filings, furnishing information required in connection therewith and seeking timely to obtain any such approvals, consents or waivers, and (c) deliver to the other copies of the publicly available portions of all such filings and applications promptly after they are filed.

     4.6. BEST EFFORTS.

     Crestar and Loyola each will (i) use its best efforts to take all action necessary to render accurate as of the Closing Date the representations and warranties of it contained herein, and (ii) use its best efforts to perform or cause to be satisfied each covenant or condition to be performed or satisfied by it as contemplated by this Agreement.

     4.7. PUBLICITY.

     The initial press release announcing this Agreement shall be a joint press release and thereafter Loyola and Crestar shall consult with each other in issuing any press releases or otherwise making public statements with respect to the transactions contemplated hereby and in making any filings with any Governmental Entity or with any national securities exchange with respect thereto.

     4.8. PROXY; REGISTRATION STATEMENT.

     As soon as practicable after the date hereof, Crestar and Loyola shall cooperate with each other to prepare the Proxy Statement, file it with the SEC, respond to comments of the Staff of the SEC, clear the Proxy Statement with the Staff of the SEC and thereafter and after the effectiveness of the Registration Statement mail the Proxy Statement to all holders of record (as of the applicable record date) of shares of Loyola Common Stock. Crestar shall promptly prepare the Registration Statement and file it with the SEC and shall use all reasonable efforts to have the Registration Statement declared effective by the SEC as promptly as practicable and to maintain the effectiveness of such Registration Statement. Crestar shall also take any action required to be taken under state securities or "Blue Sky" laws in connection with the issuance of Crestar Common Stock pursuant to the Merger and Loyola shall furnish Crestar all information concerning Loyola and the holders of its capital stock and shall take any action as Crestar may reasonably request in connection with any such action.

     4.9. STOCKHOLDERS' MEETING.

     Loyola shall take all action necessary, in accordance with applicable law and its Charter and By-Laws, to convene a meeting of the holders of Loyola Common Stock (the "Loyola Meeting") as promptly as practicable for the purpose of considering and taking action required by this Agreement. Except to the extent legally required for the discharge by the board of directors of its fiduciary duties, the board of directors of Loyola shall recommend that the holders of Loyola Common Stock vote in favor of and approve the Merger at the Loyola Meeting.

     4.10.     CRESTAR.

     Crestar shall take all steps necessary such that Crestar shall exist at the Closing Date as a Virginia corporation, into which Loyola may merge under applicable law; and prior to the Closing Date take all corporate action to approve of and authorize the consummation of the Merger and the other transactions contemplated by this Agreement.

     4.11.     ADDITIONAL AGREEMENTS.

     Subject to the terms and conditions herein provided, each of the parties hereto agrees to use all reasonable efforts to take promptly, or cause to be taken promptly, all actions and to do promptly, or cause to be done promptly, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement as promptly as practicable, including using efforts to obtain all necessary actions or non-actions, extensions, waivers, consents and approvals from all applicable Governmental Entities and third parties, effecting all necessary registrations, applications and filings (including, without limitation, filings under any applicable state securities or "Blue Sky" laws) and obtaining any required contractual consents and regulatory approvals.

     4.12.     LISTING.

     Crestar shall use its best efforts to list on the New York Stock Exchange upon official notice of issuance Crestar Common Stock to be issued in the Merger.

     4.13.     MERGER.

          (a) Loyola shall, and shall cause its officers, directors and employees to, cooperate with and assist Crestar in the formulation of a plan or plans of integration for the Merger of Loyola into Crestar. Customer notification and direct contact by Crestar with customers of Loyola will commence 30 days prior to the Closing Date.

          (b) Notwithstanding that to the knowledge of Loyola it has established all reserves and taken all provisions for possible loan losses required by GAAP and applicable laws, rules and regulations, Loyola recognizes that Crestar has adopted different loan, accrual and reserve policies (including loan classifications and levels of reserves for possible loan losses). To formulate the plan or plans of integration for the Merger, Loyola and Crestar shall consult and cooperate with each other with respect to (i) conforming, as specified in a written notice from Crestar to Loyola, based upon such consultation, Loyola's loan, accrual and reserve policies to those policies of Crestar to the extent appropriate, (ii) new extensions of credit or Material revisions to existing terms of credits by Loyola in each case where the aggregate exposure exceeds $1 million, and (iii) conforming, as specified in a written notice from Crestar to Loyola, based upon such consultation, the composition of the investment portfolio and overall asset/liability management position of Loyola to the extent appropriate and reasonable.

          (c) To formulate the plan or plans of integration for the Merger, Loyola and Crestar shall consult and cooperate with each other with respect to determining, as specified in a written notice from Crestar to Loyola, based upon such consultation, appropriate accruals, reserves and charges to establish and take in respect of excess facilities and equipment capacity, severance and other benefit costs, litigation matters, write-off or write-down of various assets and other appropriate accounting adjustments taking into account Crestar's plan or plans of integration and the Merger.

          (d) Loyola and Crestar shall consult and cooperate with each other with respect to determining, as specified in a written notice from Crestar to Loyola, based upon such consultation, the amount and the timing for recognizing for financial accounting purposes the expense of the Merger and the restructuring charges related to or to be incurred in connection with the Merger.

          (e) At the request of Crestar, Loyola shall, prior to the Effective Time, use its best efforts to establish and take such reserves and accruals as Crestar shall request to conform, on a mutually satisfactory basis, Loyola's loan, accrual and reserve policies to Crestar's policies, shall establish and take such accruals, reserves and charges in order to implement such policies in respect of excess facilities and equipment capacity, severance and other benefit costs, litigation matters, write-off or write-down of various assets and other appropriate accounting adjustments, and to recognize for financial accounting purposes such expenses of the Merger and restructuring charges related to or to be incurred in connection with the Merger, including the expense for any tax liabilities with respect to the anticipated recapture of the bad debt reserves established by Loyola or any of its Subsidiaries for federal income tax purposes (and state income tax purposes, if applicable) to the extent not otherwise recorded; provided, however, that (i) Loyola shall not be obligated to take any such action pursuant to this paragraph (e) unless and until Crestar specifies its request in a writing delivered by Crestar to Loyola, and acknowledges that all conditions to its obligations to consummate the Merger set forth in Sections
5.1 and 5.2 have been satisfied or waived (if waivable) by Crestar, (ii) Loyola acknowledges that the conditions to its obligation to consummate the Merger set forth in Sections 5.1 and 5.3 have been satisfied or waived (if waivable) by Loyola, (iii) Loyola shall not be required to take any such action that impairs its regulatory capital below regulatory guidelines, that is inconsistent with any formal or informal undertaking by Loyola to any Bank Regulator that has been disclosed in writing to Crestar prior to the date hereof or is inconsistent with any bank regulatory requirement applicable to Loyola, and (iv) Loyola shall not be required to take any such action that is not consistent with GAAP. Loyola's representations, warranties and covenants contained in this Agreement shall not be deemed to be untrue or breached in any respect for any purpose as a consequence of any action undertaken on account of this Section 4.13.

          (f) Loyola shall give notice of an intent to terminate the data processing agreement of Loyola on the date hereof, and Loyola and Crestar shall consult and cooperate with each other with respect to termination of the data processing agreement of Loyola, the renewals of Material contracts and leases of Loyola and employee benefit matters.

     4.14.     BRANCH CLOSING LAW.

     Crestar expects to close and relocate the business of certain Loyola branches in connection with the Merger. If any of these closings/relocations do not constitute "relocations" as that term is defined in the Joint Policy Statement of September 2, 1993 Concerning Branch Closings issued by the Board of Governors of the Federal Reserve System (the "Federal Reserve Board"), the Office of the Comptroller of the Currency and the Federal Deposit Insurance Corporation, and instead are considered branch closings for purposes of Section 42 of the Federal Deposit Insurance Act and after receipt of all required approvals of the Merger from Bank Regulators, Loyola will take all necessary action under Section 42 and the regulations promulgated thereunder by notifying customers and otherwise complying with the branch closing law and regulations.

                                   ARTICLE 5

                         CONDITIONS PRECEDENT TO MERGER

     5.1. CONDITIONS PRECEDENT TO OBLIGATIONS OF ALL PARTIES.

     The respective obligations of Crestar and Loyola to effect the Merger are subject to the satisfaction or waiver (subject to applicable law) at or prior to the Effective Time of each of the following conditions:

          (a) LOYOLA STOCKHOLDER APPROVAL. This Agreement and the transactions contemplated hereby shall have been approved by the requisite vote of the stockholders of Loyola in accordance with applicable law.

          (b) CRESTAR EXISTENCE. Crestar shall validly exist as a Virginia corporation in good standing under the laws of the Commonwealth of Virginia.

          (c) REGULATORY APPROVAL. Crestar shall have procured the required approval, consent, waiver or other administrative action with respect to this Agreement and the transactions contemplated hereby (i) by the Office of Thrift Supervision under the Savings and Loan Holding Company Act, (ii) by the State Corporation Commission of Virginia, and (iii) by the Federal Reserve Board and under the Bank Holding Company Act of 1956, and all applicable statutory waiting periods shall have expired; and the parties shall have procured all other regulatory approvals, consents, waiver or administrative actions of Governmental Entities or other Person that are necessary or appropriate to the consummation of the transactions contemplated by this Agreement; provided, however, that no approval, consent, waiver or administrative action referred to in this Section 5.1(c) shall be deemed to have been received if it shall include any condition or requirement that would (i) result in a Material Adverse Effect on Crestar or Loyola or (ii) so Materially and adversely affect the economic or business benefits of the Merger that

Crestar, in the sole judgment of Crestar, would not have entered into this Agreement had such conditions or requirements been known at the date hereof;

          (d) OTHER LEGAL REQUIREMENTS. All other requirements prescribed by law which are necessary to the consummation of the transactions contemplated by this Agreement shall have been satisfied.

          (e) INJUNCTION; LEGAL PROCEEDINGS. No preliminary or permanent injunction or other order shall have been issued by any court or by any Governmental Entity which prohibits the consummation of the Merger and the transactions contemplated by this Agreement and which is in effect at the Effective Time; and no litigation or proceeding shall be pending against Crestar or Loyola or any of their Subsidiaries brought by any Governmental Entity seeking to prevent consummation of the transactions contemplated hereby.

          (f) STATUTES. No statute, rule, regulation, executive order, decree or order of any kind shall have been enacted, entered, promulgated or enforced by any court or Governmental Entity which prohibits the consummation of the Merger.

          (g) REGISTRATION STATEMENT. The Registration Statement shall have become effective and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been initiated or threatened by the SEC.

          (h) TAX OPINION. Crestar and Loyola each shall have received the opinion of Piper & Marbury L.L.P., counsel to Loyola, and the opinion of Hunton & Williams, counsel to Crestar, each dated as of the Effective Date, substantially to the effect that, on the basis of facts, representations and assumptions set forth in such opinion which are consistent with the state of facts existing at the Effective Time, the Merger will be treated as a reorganization within the meaning of Section 368(a)(1)(A) of the Code and that, accordingly, for federal income tax purposes: (i) no gain or loss will be recognized by Crestar or Loyola as a result of the Merger; (ii) no gain or loss will be recognized by the stockholders of Loyola on the exchange of their shares of Loyola Common Stock for shares of Crestar Common Stock (including any fractional share interest) pursuant to the Merger; (iii) the tax basis of the shares of Crestar Common Stock (including any fractional share interest) received in the Merger will be the same as the tax basis of the shares of Loyola Common Stock surrendered in exchange therefor ; (iv) the holding period of the shares of Crestar Common Stock (including any fractional share interest) received in the Merger will include the period during which the shares of Loyola Common Stock surrendered in exchange therefor were held, provided such shares of Loyola Common Stock were held as capital assets at the Effective Time; and (v) the receipt of cash in lieu of a fractional share of Crestar Common Stock will be treated as full payment in exchange for such fractional share pursuant to
Section 302(a) of the Code, as if such fractional share had been issued and then redeemed for the cash. In addition, if requested by Crestar, such opinions shall further opine substantially to the effect that, if Loyola Federal Savings Bank ("Loyola FSB") is to be merged into Crestar Bank

MD or its successor after the Merger, such subsequent merger will be treated as a reorganization within the meaning of Section 368(a)(1)(A) of the Code and that, accordingly, for federal income tax purposes no gain or loss will be recognized by Crestar, Crestar Bank MD, or Loyola FSB as a result of such subsequent merger (but amounts may be required to be included in income as a result of the termination of any bad-debt reserve maintained by Loyola FSB for federal income tax purposes and other possible required changes in tax accounting methods). In rendering their opinions, such counsel may rely upon representations contained in certificates of officers of Crestar, Loyola and others. Crestar and Loyola shall cooperate with each other and with such counsel, and shall provide such certificates as may be reasonably requested by such counsel, to obtain such opinions.

     5.2. CONDITIONS PRECEDENT TO OBLIGATIONS OF CRESTAR.

     The obligations of Crestar to effect the Merger are also subject to the satisfaction or waiver, at or prior to the Effective Time, of each of the following conditions:

          (a) ACCURACY OF REPRESENTATIONS AND WARRANTIES. All representations and warranties of Loyola contained herein shall be true and correct in all Material respects as of the date hereof and at and as of the Closing Date, with the same force and effect as though made on and as of the Closing Date.

          (b) LOYOLA'S PERFORMANCE. Loyola shall have performed in all Material respects all obligations and agreements, and complied in all Material respects with all covenants and conditions, contained in this Agreement to be performed or complied with by it prior to the Closing Date, as set forth in Article 4 and elsewhere herein.

          (c) OFFICERS' CERTIFICATE. Crestar shall have received a certificate signed by the Chief Executive Officer and the Chief Financial Officer of Loyola, dated the Closing Date, certifying as to the matters set forth in subparagraphs 5.2(a) and (b).

          (d) OPINION OF COUNSEL. Crestar shall have received an opinion in form and substance satisfactory to Crestar dated the Closing Date, of Piper & Marbury L.L.P. covering the matters set forth in Sections 2.2, 2.5, 2.7 and 2.8, subject to reasonable and customary exceptions and qualifications.

          (e) STATE SECURITIES OR "BLUE SKY" LAWS. Crestar shall have received permits and other authorizations necessary under all state securities or "Blue Sky" laws to consummate the transactions contemplated hereby.

          (f) ACCOUNTING TREATMENT. Crestar shall have received a letter in form and substance satisfactory to Crestar dated the Effective Date from KPMG Peat Marwick LLP to the effect that the Merger can be accounted for as a pooling-of-interests.

     5.3. CONDITIONS PRECEDENT TO OBLIGATIONS OF LOYOLA.

     The obligations of Loyola to effect the Merger are also subject to the satisfaction or waiver, at or prior to the Effective Time, of each of the following conditions:

          (a) ACCURACY OF REPRESENTATIONS AND WARRANTIES. All representations and warranties of Crestar contained herein shall be true and correct in all Material respects as of the date hereof and at and as of the Closing Date, with the same force and effect as though made on and as of the Closing Date.

          (b) CRESTAR'S PERFORMANCE. Crestar shall have performed in all Material respects all obligations and agreements, and complied in all Material respects with all covenants and conditions, contained in this Agreement to be performed or complied with by it prior to the Closing Date, as set forth in
Article 4 and elsewhere herein.

          (c) OFFICER'S CERTIFICATE. Loyola shall have received a certificate signed by the Chief Executive Officer and the Chief Financial Officer of Crestar, dated the Closing Date, certifying as to the matters set forth in subparagraphs 5.3(a) and (b).

          (d) OPINION OF COUNSEL. Loyola shall have received an opinion in form and substance satisfactory to Loyola, dated the Closing Date, of Hunton & Williams covering the matters set forth in Section 2.1, 2.5, 2.7 and 2.8, subject to reasonable and customary exceptions and qualifications.

          (e) STOCK LISTING. Crestar Common Stock to be issued in the Merger has been approved for listing on the New York Stock Exchange, subject to official notice of issuance.

                                   ARTICLE 6

                                    COVENANTS

     6.1. TAX-FREE REORGANIZATION TREATMENT.

     Neither Crestar nor Loyola shall take or cause to be taken any action, whether before or after the Effective Time, which would disqualify the Merger as a "reorganization" within the meaning of Section 368(a)(1)(A) of the Code.

     6.2. EMPLOYEE MATTERS.

          (a) Crestar intends to establish a Baltimore region with a separate management team and an advisory board of directors.

          (b) Crestar will interview current senior management employees of Loyola and its Subsidiaries for available positions in the Baltimore region. Crestar will undertake to use its best efforts to continue employment of all branch personnel of Loyola and its Subsidiaries who meet Crestar's employment qualification requirements, either at existing offices of Loyola and its Subsidiaries or at offices of Crestar or its Subsidiaries, in each case, within reasonable commuting distance. Non-branch personnel of Loyola and its Subsidiaries not offered employment will be interviewed prior to the Effective Time of the Merger for open positions within offices of Crestar or its Subsidiaries. During the pendency of the Merger, but in no instance later than two months prior to the Effective Date, Crestar and its Subsidiaries will invoke a hiring freeze in the Baltimore-Washington Metropolitan Area (excluding employees of any financial institution in such areas acquired by Crestar prior to the Effective Time) with a view towards filling vacant positions with employees of Loyola and its Subsidiaries not previously offered employment by Crestar or its Subsidiaries. Notwithstanding the hiring freeze, Crestar reserves the right to fill jobs which it characterizes as "immediately must fill" with persons other than employees of Loyola or its Subsidiaries.

          (c) Employees of Loyola as of the Effective Time who are not offered comparable employment by Crestar or its Subsidiaries (the acceptance of a position with Crestar or one of its banking Subsidiaries shall establish that such position is comparable), other than those who are covered by employment agreements or individual severance arrangements (who are terminated and paid in accordance with such respective employment agreements or individual severance arrangements), will be paid severance pay equal to one week's base pay for each year of service with Loyola up to a maximum of 20 years service and two weeks' base pay for each year of service with Loyola in excess of 20 years service. Employees of Loyola as of the Effective Time who are not offered comparable employment by Crestar or its Subsidiaries, will be offered outplacement counseling.

     6.3. EMPLOYEE BENEFITS.

          (a) As of the Effective Time, Crestar hereby unconditionally agrees to, and agrees to cause each of its Subsidiaries with respect to which such Subsidiary is an employer of a Contract Employee (as defined below) to, honor, without modification (except in accordance with the terms of such contract, agreement or commitment), offset or counterclaim (except with the consent of the Contract Employee), all contracts, agreements and commitments of Loyola or any of its Subsidiaries authorized by Loyola or any of its Subsidiaries prior to the date of this Agreement which apply to any current or former employee or current or former director of Loyola or any of its Subsidiaries, all of which contracts, agreements and commitments to or with employees are listed on Schedule 6.3, which have been entered into or authorized prior to the date hereof (the "Contract Employees"), supplemental retirement benefits listed on Schedule 6.3(c), and the Supplemental Executive Retirement Plan. In accordance with the terms of such contracts, agreements and commitments, Crestar hereby assumes, subject to the consummation of the Merger, all of Loyola's and its Subsidiaries' obligations under such contracts, agreements and commitments. With respect to each Contract Employee, Crestar expressly agrees that in the event of any dispute under such employee's contract or under the terms of this Section 6.3, Crestar shall pay all reasonable fees and disbursements of such employee's counsel in connection with all matters as to which such employee is the prevailing party.

          (b) All employees of Loyola or its Subsidiaries immediately prior to the Effective Time of the Merger who are employed by Crestar or its Subsidiaries immediately following the Effective Time ("Transferred Employees") will be covered by Crestar's employee benefit plans as to which they are eligible based on their length of service with Loyola, compensation, job classification, position and, where variations are required by local circumstances, location, including, where applicable, any incentive compensation plan. Notwithstanding the foregoing, Crestar may determine to continue any of the Benefit Plans for Transferred Employees in lieu of offering participation in Crestar's benefit plans providing similar benefits (e.g., medical and hospitalization benefits), to terminate any such Benefit Plans, or to merge any such Benefit Plans with Crestar's benefit plans. Except as prohibited by law, Transferred Employees' service with Loyola and its Subsidiaries which is recognized by the applicable Benefit Plan at the Effective Time shall be recognized as service with Crestar for purposes of eligibility to participate (including level of participation but not for purposes of benefit accrual) and vesting, if applicable, under the corresponding Crestar benefit plan, if any, subject to applicable break-in-service rules, provided, however, that such service with Loyola and its Subsidiaries shall not be recognized for purposes of determining a Transferred Employee's eligibility for retiree medical and life insurance benefits under Crestar's benefit plans unless such Transferred Employee completes twelve months of continuous service with Crestar or its Subsidiaries immediately following the Effective Time and provided further that retiree medical shall be available only under Crestar's defined dollar retiree health plan.

          (c) Crestar agrees that any preexisting condition, limitation or exclusion in its health plans shall not apply to Transferred Employees or their covered dependents who are covered under a medical or hospitalization indemnity plan maintained by Loyola or its Subsidiaries at the Effective Time and who then change that coverage to Crestar's medical or hospitalization indemnity health plan at the time such Transferred Employees are first given the option to enroll in Crestar's health plans.

          (d) Crestar agrees that immediately following the Effective Time, all participants who then have accounts in the 401(k) profit sharing plan maintained by Loyola (the "401(k) Plan") shall be fully vested in their account balances. Crestar, at its election, may continue the 401(k) Plan for the benefit of Transferred Employees (as such plan may be amended as of the Effective Time to provide current contributions and eligibility provisions identical to those under Crestar's Employees' Thrift and Profit Sharing Plan (the "Thrift Plan")), may merge the 401(k) Plan into the Thrift Plan or any other defined contribution plan maintained by Crestar, may cease additional benefit accruals under and contributions to the 401(k) Plan and continue to hold the assets of such Plan until they are distributable in accordance with its terms or may terminate the 401(k) Plan as permitted under applicable provisions of the Code. In the event of a merger of the 401(k) Plan into the Thrift Plan or other defined contribution plan maintained by Crestar or other transfers of a Transferred Employee to the Thrift Plan or other defined contribution plan, the Thrift Plan or other defined contribution plan will recognize for purposes of eligibility to participate, early retirement, and vesting, all Transferred Employees' service which is recognized under the 401(k) Plan, subject to applicable break-in-service rules. Loyola and its Subsidiaries agree to cooperate with Crestar in implementing any decision under this subsection (d) with respect to the 401(k) Plan.

          (e) The Retirement Plan for Employees of Crestar Financial Corporation and Affiliated Corporations (the "Crestar Retirement Plan") will recognize for purposes of eligibility to participate, vesting, and eligibility for early retirement (including early retirement under the "rule of 85"), but not for benefit accrual purposes, all Transferred Employees' service which is recognized under the Pension Plan of Loyola Federal Savings Bank (the "Loyola Pension Plan"), subject to applicable break-in-service rules. Crestar, at its option, may continue the Loyola Pension Plan and pay out or annuitize benefits, or may merge the Loyola Pension Plan into the Crestar Retirement Plan. If the Loyola Pension Plan is terminated, or if accruals are suspended or the Loyola Pension Plan is merged into the Crestar Retirement Plan, or in the event of other transfers of a Transferred Employee to the Crestar Retirement Plan, each Transferred Employee who becomes a participant in the Crestar Retirement Plan shall begin to accrue benefits under the Crestar Retirement Plan on and after the date of such merger, suspension, termination or transfer in accordance with the terms of the Crestar Retirement Plan.

          (f) Loyola shall amend the vacation plan or policy applicable to employees of Loyola and its Subsidiaries, effective no later than January 1, 1996, to provide identical benefits and accrual of vacation in accordance with Crestar's vacation policy. Effective no later than January 1, 1996, Loyola shall amend the cafeteria plan covering employees of Loyola and its Subsidiaries to (i) eliminate the payment of cash or other compensation or benefits to an employee who waives medical, dental or vision benefits and (ii) eliminate any provision allowing the surrender or cancellation of vacation in lieu of additional cash or other compensation or benefits. Loyola shall not adopt, or amend the cafeteria plan covering employees of Loyola or its Subsidiaries to provide, health care flexible spending accounts.

     6.4. INDEMNIFICATION; DIRECTORS' AND OFFICERS' INSURANCE.

          (a) From and after the Effective Time, Crestar agrees to indemnify and hold harmless each present and former director and officer of Loyola or its Subsidiaries (the "Indemnified Parties"), against any and all costs or expenses (including reasonable attorneys' fees), judgments, fines, penalties, settlements, losses, claims, damages or liabilities incurred in connection with any and all claims, actions, suits, proceedings or investigations, whether civil, criminal, administrative or investigative, arising out of or pertaining to matters arising out of or in connection with such party's position as, or actions taken as, a director or officer of Loyola or a Subsidiary (collectively, "Claims"), at or prior to the Effective Time, whether asserted or claimed prior to, at or after the Effective Time, to the fullest extent permitted by applicable law (and also advance expenses incurred to the fullest extent permitted by Maryland law and Loyola's Charter and By-
Laws); provided, however, that Crestar's obligation to provide such indemnification shall not apply to any Material litigation, proceeding or controversy required to be disclosed on Schedule 2.12B that is not disclosed on
Schedule 2.12B, nor to Claims asserted or claimed more than six years after the Effective Time. Crestar shall not have any obligation hereunder to any Indemnified Party when and if a court of competent jurisdiction shall ultimately determine, and such determination shall have become final and nonappealable, that the indemnification of such Indemnified Party in the manner contemplated hereby is prohibited by applicable law.

          (b) Any Indemnified Party wishing to claim indemnification under
Section 6.4(a), upon learning of any such claim, action, suit, proceeding or investigation, shall within 30 days thereof notify Crestar thereof, but the failure to so notify shall not relieve Crestar of any liability it may have to such Indemnified Party if such failure does not Materially prejudice Crestar.
In the event of any such claim, action, suit, proceeding or investigation (whether arising before or after the Effective Time): (i) Crestar shall have the right to assume the defense thereof and Crestar shall not be liable to such Indemnified Parties for any legal expenses of other counsel or any other expenses subsequently incurred by such Indemnified Parties in connection with the defense thereof, except that if Crestar elects not to assume such defense, or counsel for the Indemnified Parties advises that there are issues which raise conflicts of interest between Crestar and the Indemnified Parties, the Indemnified Parties may retain counsel satisfactory to them, and Crestar shall pay the reasonable fees and expenses of such counsel for the Indemnified Parties promptly as statements therefor are received; (ii) the Indemnified Parties will cooperate in the defense of any such matter; and (iii) Crestar shall not be liable for any settlement effected without its prior written consent which shall not be unreasonably withheld.

          (c) Subject to Section 6.4(a), for a period of six years after the Effective Time, Crestar shall honor the duties and obligations contained in the Indemnification Agreements identified on Schedule 6.4 hereof which have been entered into between Loyola and its directors, Chief Executive Officer, President, Executive Vice Presidents and Secretary.

     6.5. CRESTAR BALTIMORE, MARYLAND LOCAL ADVISORY BOARD OF DIRECTORS.

     Crestar will offer all members of the board of directors of Loyola a position on Crestar's Baltimore, Maryland local advisory board of directors for a term of at least one year commencing at the Effective Time of the Merger. There will be four meetings during the year. Such persons who agree to serve on the local advisory board will receive a retainer of $8,000 per year and a fee of $3,000 per meeting attended plus non-local travel expenses (or a maximum of $20,000 per annum). Crestar agrees to waive the age limitation for the one-year period.

                                   ARTICLE 7

                                   TERMINATION

     7.1. TERMINATION.

     This Agreement may be terminated, and the Merger abandoned, prior to the Effective Date, either before or after its approval by the stockholders of
Loyola:

          (a) by the mutual consent of Crestar and Loyola, if the board of directors of each so determines by vote of a majority of the members of its entire board;

          (b) by Crestar or Loyola, if its board of directors so determines by vote of a majority of the members of its entire board, in the event of the failure of the stockholders of Loyola to approve this Agreement at the Loyola Meeting called to consider such approval;

          (c) by Crestar or Loyola, if its board of directors so determines by vote of a majority of the members of its entire board, in the event of a Material breach by the other party hereto of any representation, warranty, covenant or agreement contained herein which is not cured or not curable within 60 days after written notice of such breach is given to the party committing such breach by the other party;

          (d) by Crestar or Loyola by written notice to the other party if prior to December 31, 1995 either (i) any approval, consent or waiver of any Governmental Entity required to permit consummation of the transactions contemplated hereby shall have been denied or (ii) any Governmental Entity of competent jurisdiction shall have issued a final, unappealable order or ruling enjoining or otherwise prohibiting consummation of the transactions contemplated by this Agreement;

          (e) by Crestar or Loyola, if its board of directors so determines by vote of a majority of the members of its entire board, in the event that the Merger is not consummated by March 31, 1996, unless the failure to so consummate by such time is due to the breach of any representation, warranty, agreement or covenant contained in this Agreement by the party seeking to terminate; or

          (f) by Loyola if its board of directors so determines by a majority vote of the members of its entire board at any time during the five-day period prior to the fifth day prior to the Closing Date, if the Average Closing Price is less than $40.00, provided, however, that Crestar shall have the option of increasing the consideration to be received by holders of Loyola Common Stock hereunder by adjusting the Exchange Ratio to a number equal to a quotient, the numerator of which is the product of $40.00 times the Exchange Ratio then in effect and the denominator of which is the Average Closing Price. In such case, Crestar shall give prompt written notice to Loyola of such election and of the revised Exchange Ratio, and in such event no termination shall be deemed to have occurred pursuant to this Section 7.1(f), and this Agreement shall remain in full force and effect in accordance with its terms (except as the Exchange Ratio shall have been so modified) and any references herein to "Exchange Ratio" shall thereafter be deemed to refer to the Exchange Ratio as adjusted pursuant to this Section 7.1(f).

     7.2. EFFECT OF TERMINATION.

     In the event of the termination of this Agreement by either Crestar or Loyola, as provided above, except as otherwise provided in Section 8.3, this Agreement shall thereafter become void and there shall be no liability on the part of any party hereto or their respective officers or directors, except that any such termination shall be without prejudice to the rights of any party hereto arising out of the willful breach of any other party of any covenant or willful misrepresentation contained in this Agreement.

                                   ARTICLE 8

                                  MISCELLANEOUS

     8.1. CERTAIN DEFINITIONS; INTERPRETATION.

     As used in this Agreement, the following terms shall have the meanings indicated:

     "Change of Control" means any of the following events:

          (i) the acquisition by any Person (including a group within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act), other than Crestar or any Subsidiary of Crestar, of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Securities Exchange
     Act) of 40% or more of the combined voting power of Crestar's then outstanding voting securities;

          (ii) the first purchase of shares of outstanding voting securities of Crestar under a tender offer or exchange offer, other than an offer by Crestar or any Subsidiary of Crestar;

          (iii) individuals who as of the date hereof constitute the Board of Directors of Crestar cease for any reason to constitute at least a majority thereof, unless the election or the nomination for the election by the stockholders of Crestar of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors as of the date hereof; or

          (iv) approval by the stockholders of Crestar of any plan for the liquidation or dissolution of Crestar or for a consolidation or merger of Crestar (A) in which Crestar would not be the continuing or surviving corporation, and pursuant to which shares of the outstanding voting securities of Crestar would be converted into cash, securities or other property, other than a merger of Crestar in which the stockholders of Crestar immediately prior to the merger have the same proportionate ownership of the surviving corporation immediately after the merger, or (B) in which Crestar is the surviving corporation but the stockholders prior to the merger or consolidation will not own 60% or more of the outstanding voting stock of the surviving corporation immediately after such merger or consolidation.

     "Control" shall have the meaning ascribed thereto in the Bank Holding Company Act of 1956, as amended.

     "Loan Servicing File" means the documents, files and other items which pertain to a particular Serviced Mortgage Loan (as defined below) including, but not limited to, the electronic data files, books, records, notes and all additional documents generated as a result of or utilized in originating and or servicing each Serviced Mortgage Loan.

     "Loan Servicing Rights" means, with respect to each Serviced Mortgage Loan, any and all of the following: (i) all rights to service the Serviced Mortgage Loans; (ii) any payments or monies payable for servicing the Serviced Mortgage Loans; (iii) any late fees, assumption fees, penalties or similar payments due and payable with respect to the Serviced Mortgage Loans; (iv) all agreements or documents creating, defining or evidencing any such servicing rights to the extent they are related to such servicing rights and all rights of Loyola or any Subsidiary of Loyola thereunder; (v) escrow payments or other similar payments with respect to the Serviced Mortgage Loans and any amounts actually collected with respect thereto; (vi) all accounts and other rights to payment related to any of the property described in this paragraph; and (vii) possession and use of any and all Loan Servicing Files pertaining to the Serviced Mortgage Loans or pertaining to the past, present or prospective servicing of the Serviced Mortgage Loans.

     "Material" means material to Crestar or Loyola (as the case may be) and its respective Subsidiaries, taken as a whole.

     "Material Adverse Effect," with respect to a Person, means any condition, event, change or occurrence that individually, or in the aggregate with any other condition, event, change or occurrence, is reasonably likely to have a material adverse effect upon (i) the financial condition, business or results of operations of such Person and its Subsidiaries, taken as a whole, or (ii) the ability of such Person to perform its obligations under, and to consummate the transactions contemplated by, this Agreement; provided, that reduction in Loyola's net income attributable to movements in interest rates shall not by itself constitute a Material Adverse Effect as to Loyola so long as Loyola manages its portfolio gap position in a manner consistent with past practices.

     "Person" includes an individual, corporation, partnership, association, trust or unincorporated organization.

     "Serviced Mortgage Loan" means an individual Serviced Mortgage Loan, the Loan Servicing Rights associated therewith being an asset of Loyola or a Subsidiary of Loyola. Each Serviced Mortgage Loan includes without limitation the Serviced Mortgage Loan file, the monthly payments, principal prepayments, liquidation proceeds, condemnation proceeds, insurance proceeds, OREO disposition proceeds, and all other benefits, rights, proceeds and obligations arising from or in connection with such Serviced Mortgage Loans after the Effective Time.

     "Subsidiary," with respect to a Person, means any other Person controlled by such Person.

     "To the knowledge of Loyola" or "to the knowledge of Crestar" means to the knowledge of each person with the title of Executive Vice President or higher of Crestar or Loyola, respectively, after inquiry of subordinate officers as reasonable in the circumstances.

     When a reference is made in this Agreement to Articles, Sections, or Schedules, such reference shall be to a Section or Article of, or Schedule to, this Agreement unless otherwise indicated. The table of contents, tie sheet and headings contained in this Agreement are for ease of reference only and shall not affect the meaning or interpretation of this Agreement. Whenever the words "include," "includes," or "including" are used in this Agreement, they shall be deemed followed by the words "without limitation." Any singular term in this Agreement shall be deemed to include the plural, and any plural term the singular.

     8.2. FEES AND EXPENSES.

     All costs and expenses incurred in connection with this Agreement and the consummation of the transactions contemplated hereby shall, if incurred by Crestar, be paid by Crestar and shall, if incurred by Loyola, be paid by Loyola.

     8.3. SURVIVAL.

     Only those agreements and covenants of the parties that are applicable in whole or in part after the Effective Time shall survive the Effective Time. All other representations, warranties, agreements and covenants shall be deemed to be conditions of this Agreement and shall not survive the Effective Time. If this Agreement shall be terminated, the agreements of the parties in Sections 4.1(c) and 8.2 shall survive such termination.

     8.4. NOTICES.

     All notices, requests, demands, waivers and other communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been duly given if delivered in person or mailed, certified or registered mail with postage prepaid, or sent by telex, telegram or telecopier, as follows:

          (a) if to Loyola, to it at:

              Loyola Capital Corporation
              1300 North Charles Street
              Baltimore, Maryland 21201
              Attention: Joseph W. Mosmiller, Chairman of the Board and Chief Executive Officer
              Telecopier: (410) 332-7067

              with a copy to:

              Piper & Marbury L.L.P.
              Charles Center South
              36 South Charles Street
              Baltimore, Maryland 21201
              Attention: James J. Winn, Jr., Esquire
              Telecopier: (410) 576-5051

          (b) if to Crestar, to it at:

              Crestar Financial Corporation
              919 East Main Street
              Richmond, Virginia 23219
              Attention: John C. Clark, III, Senior Vice President and General Counsel
              Telecopier: (804) 782-7244

              with a copy to:

              Hunton & Williams
              951 East Byrd Street
              Richmond, Virginia 23219
              Attention:  Lathan M. Ewers, Jr.
              Telecopier: (804) 788-8218

or to such other Person or address as any party shall specify by notice in writing to each of the other parties. All such notices, requests, demands, waivers and communications shall be deemed to have been received on the date of delivery unless if mailed in which case on the third business day after the mailing thereof except for a notice of a change of address, which shall be effective only upon receipt thereof.

     8.5. ENTIRE AGREEMENT.

     This Agreement and the Schedules and other documents referred to herein or delivered pursuant hereto collectively contain the entire understanding of the parties hereto with respect to the subject matter contained herein and supersede all prior and contemporaneous agreements and understandings, oral and written, with respect thereto.

     8.6. BINDING EFFECT; BENEFIT; ASSIGNMENT.

     This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors, heirs and permitted assigns, but neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto without the prior written consent of the other parties. Nothing in this Agreement, expressed or implied, is intended to confer on any Person, other than the parties hereto or their respective successors and permitted assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

     8.7. WAIVER.

     Prior to the Effective Time, any provision of this Agreement may be (i) waived by the party benefited by the provision or by both parties by a writing executed by an executive officer, or (ii) amended or modified at any time (including the structure of the transaction) by an agreement in writing between the parties hereto approved by their respective boards of directors, except that, after the vote by the stockholders of Loyola, no such amendment or modification may be made which reduces or changes the form and amount of consideration payable pursuant to this Agreement without further stockholder approval.

     8.8. FURTHER ACTIONS.

     Each of the parties hereto agrees that, subject to its legal obligations, it will use its best efforts to fulfill all conditions precedent specified herein, to the extent that such conditions are within its control, and to do all things reasonably necessary to consummate the transactions contemplated hereby.

     8.9. COUNTERPARTS.

     This Agreement may be executed in several counterparts, each of which shall be deemed to be an original, and all of which together shall he deemed to be one and the same instrument.

     8.10.     APPLICABLE LAW.

     This Agreement and the legal relations between the parties hereto shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia, without regard to the conflict of laws rules thereof, or to the extent applicable, the federal laws of the United States of America.

     8.11.     SEVERABILITY.

     If any term, provision, covenant or restriction contained in this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void, unenforceable or against its regulatory policy, the remainder of the terms, provisions, covenants and restrictions contained in this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

     IN WITNESS WHEREOF, each of Crestar and Loyola have executed this Agreement as of the date first above written.

                                   CRESTAR FINANCIAL CORPORATION

                              By: /s/ Richard G. Tilghman
                                  ------------------------------
                                   Name:  Richard G. Tilghman
                                   Title: Chairman of the Board and Chief
                                          Executive Officer

                              LOYOLA CAPITAL CORPORATION

                              By:  /s/ Joseph W. Mosmiller
                                   -----------------------------
                                    Name:  Joseph W. Mosmiller
                                    Title: Chairman of the Board and Chief
                                           Executive Officer

                                 Schedule 1.1
                                 Plan of Merger

     See attached pages.

                                 PLAN OF MERGER

                                       OF

                           LOYOLA CAPITAL CORPORATION

                                      INTO

                          CRESTAR FINANCIAL CORPORATION

     SECTION 1. MERGER. Loyola Capital Corporation, a Maryland corporation ("Loyola") shall, upon the later of the time that Articles of Merger are made effective by the Maryland State Department of Assessments and Taxation and the State Corporation Commission of Virginia (the "Effective Time"), be merged (the "Merger") into Crestar Financial Corporation, a Virginia corporation ("Crestar"), which shall be the "Successor Corporation."

     SECTION 2.   CONVERSION OF STOCK; EXCHANGE RATIO.  At the Effective Time:

          (a) CONVERSION OF STOCK. Each share of Crestar Common Stock issued and outstanding immediately prior to the Effective Time shall continue unchanged as an outstanding share of Common Stock of the Successor Corporation.

                  Each share of Loyola Common Stock issued and outstanding immediately prior to the Effective Time (other than shares held directly by Crestar, excluding shares held in a fiduciary capacity or in satisfaction of a debt previously contracted) shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and represent the right to receive the number of shares of Crestar Common Stock determined in accordance with subparagraph (b). As of the Effective Time, each share of Loyola Common Stock held directly by Crestar (excluding shares held in a fiduciary capacity or in satisfaction of a debt previously contracted) shall be canceled, retired and cease to exist, and no exchange or payment shall be made with respect thereto.

          (b) EXCHANGE RATIO. Each share of Loyola Common Stock (other than shares held directly by Crestar, excluding shares held in a fiduciary capacity or in satisfaction of a debt previously contracted) shall be converted into a fraction of a share of Crestar Common Stock, determined in accordance with the Exchange Ratio. The "Exchange Ratio" shall be calculated as follows:

          (i) if the Average Closing Price (as defined below) is between $43.478 and $46.375, the Exchange Ratio shall be 0.690 (the quotient of (A) $32.00 divided by (B) $46.375);

          (ii) if the Average Closing Price is greater than $46.375, the Exchange Ratio shall be the quotient of (A) $32.00 divided by (B) the Average Closing Price, rounded to the nearest one-one thousandth of a share, provided that the Exchange Ratio shall not be less than 0.640; and

          (iii) if the Average Closing Price is less than $43.478, the Exchange Ratio shall be the quotient of (A) $30.00 divided by (B) the Average Closing Price rounded to the nearest one-one thousandth of a share, provided that the Exchange Ratio shall not be greater than 0.750, subject to adjustment as provided in Section 3.

     As used herein, "Average Closing Price" shall mean the average closing price of Crestar Common Stock as reported on the New York Stock Exchange for each of the 10 trading days ending on the tenth day prior to the Closing Date (as defined in the Agreement).

     The Exchange Ratio at the Effective Time of the Merger shall be adjusted to reflect any consolidation, split-up, other subdivisions or combinations of Crestar Common Stock, any dividend payable in Crestar Common Stock, or any capital reorganization involving the reclassification of Crestar Common Stock.

     SECTION 3. POSSIBLE ADJUSTMENT OF EXCHANGE RATIO. The Agreement (as defined in Section 6 of this Plan of Merger) may be terminated by Loyola if its Board of Directors so determines by a majority vote of the members of its entire Board at any time during the five-day period prior to the fifth day prior to the Closing Date, if the Average Closing Price is less than $40.00; provided, however, that Crestar shall have the option of increasing the consideration to be received by holders of Loyola Common Stock by adjusting the Exchange Ratio to a number equal to a quotient, the numerator of which is the product of $40.00 times the Exchange Ratio then in effect and the denominator of which is the Average Closing Price. In such case, Crestar shall give prompt notice to Loyola of such election and of the revised Exchange Ratio, and in such event no termination shall be deemed to have occurred pursuant to the Agreement and the Agreement and this Plan of Merger shall remain in full force and effect in accordance with their respective terms (except as the Exchange Ratio shall have been so modified) and any reference in the Agreement and this Plan of Merger to "Exchange Ratio" shall thereafter be deemed to refer to the Exchange Ratio as adjusted pursuant to this Section 3.

SECTION 4.  CONVERSION OF OPTIONS.

     (a) At the Effective Time, options granted by Loyola under Loyola's 1986 Stock Option Plan, as amended, to purchase shares of Loyola Common Stock, which are outstanding and unexercised immediately prior thereto (each, an "Outstanding Option"), shall be converted as to each whole share subject to such Outstanding Option into an option (each, an "Exchange Option") to purchase such number of shares of Crestar Common Stock at such exercise price as is determined as provided below:

          (i) the number of shares of Crestar Common Stock to be subject to the Exchange Option shall be equal to the product of (A) the number of shares of Loyola Common Stock subject to the Outstanding Option multiplied by (B) the Exchange Ratio (as it may be adjusted pursuant to Sections 2 and 3), the product being rounded, if necessary, up or down, to the nearest whole share;

          (ii) the per share exercise price under the Exchange Option shall be equal to (A) the per share exercise price under the Outstanding Option divided by (B) the Exchange Ratio (as it may be adjusted pursuant to Sections 2 and 3), with any fractional cent rounded up to the next whole cent; and

          (iii) the Exchange Option shall otherwise have the same duration and other terms as the Outstanding Option.

     (b) The adjustments with respect to any options which are "incentive stock options" (as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code")) shall be effected in a manner consistent with Section 424(a) of the Code.

     SECTION 5. ARTICLES OF INCORPORATION, BY-LAWS AND DIRECTORS OF THE SUCCESSOR CORPORATION. At the Effective Time of the Merger, there shall be no change caused by the Merger in the Articles of Incorporation (except any change caused by the filing of Articles of Merger relating to the Merger), By-laws, or Board of Directors of the Successor Corporation.

     SECTION 6. CONDITIONS TO MERGER. Consummation of the Merger is subject to the following conditions:

          (i) Approval of the Agreement and the Transactions contemplated thereby by the requisite vote of the holders of the requisite majority of the outstanding shares of Loyola Common Stock entitled to vote;

          (ii) Approval of the Merger by the Board of Governors of the Federal Reserve System, the Office of Thrift Supervision, and the State Corporation Commission of Virginia; and

          (iii) The satisfaction of the conditions or the waiver of such conditions by the party for whose benefit they were imposed, as contained in the Agreement and Plan of Merger (the "Agreement") dated May [ ], 1995 between Crestar and Loyola.

     SECTION 7. EFFECT OF THE MERGER. The Merger shall have the effects provided by Section 13.1-721 of Virginia Stock Corporation Act and Section 3-114 of the Maryland General Corporation Law.

     SECTION 8.  AMENDMENT.     Pursuant to Section 13.1-718(I) of the Virginia
Stock Corporation Act, the Board of Directors of

Crestar (with Loyola's consent) reserves the right to amend this Plan of Merger at any time prior to issuance of the Certificate of Merger by the State Corporation Commission of Virginia; provided, however, that any such amendment made subsequent to the submission of this Plan of Merger to the stockholders of Loyola may not: (i) alter or change the amount or kind of shares, securities, cash, property or rights to be received in exchange for or in conversion of all or any of the shares of Loyola Common Stock; (ii) alter or change any of the terms and conditions of this Plan of Merger if such alteration or change would adversely affect the shares of Loyola Common Stock; or (iii) alter or change any term of Loyola's Charter (except as provided herein).


May 16, 1995

                                 Schedule 2.3

                                 Loyola Rights
                                as of May 1, 1995

     See attached pages. There are no unexercised stock options "under water" as of the date of this Agreement.


STOCK OPTIONS SUMMARY SHEET                                                               5/2/95

        LOYC Market Value:      $28.50
         As of Closing on:    05/01/95

                                                                              Cost of    Value of
                              Options     Options      Options   Remaining  Exercisable   Options
                              Granted    Exercised     Lapsed     Options     Options    After Cost
                             ----------------------------------------------------------------------
George F. Adams Jr              40,300           0           0      40,300     249,891     898,659
Martha A. Bailey                 2,000       2,000           0           0           0           0
Beverly Birkmire                 5,400           0           0       5,400      31,580     122,320
Charles F. Black                 6,400       4,080           0       2,320      13,212      52,908
Mary V. Bormuth                  3,400       1,960       1,440           0           0           0
Bernie K. Brooks                 2,400       1,080       1,320           0           0           0
Barbara Brown                    2,500           0       2,500           0           0           0
Dale W. Bunce                    4,000           0       4,000           0           0           0
Ronald K. Calebaugh             17,300      12,060       5,240           0           0           0
John F. Carroll III             11,000           0           0      11,000      94,000     219,500
Juanita R. Cochrane              2,500           0       2,500           0           0           0
Terence F. Daly                  7,400       3,360           0       4,040      43,022      72,118
Charles C. Dudley                2,000         600       1,400           0           0           0
Dane R. Eckert                  14,900         960      13,940           0           0           0
Virginia D. Fish                 6,400       4,360       2,040           0           0           0
Paul Gebelein                   11,000      11,000           0           0           0           0
Kenneth R. Gift                 11,800       1,360           0      10,440      89,665     207,875
Joseph L. Gill                   7,400       3,300       4,100           0           0           0
Walter J. Gontarek III           4,000           0       4,000           0           0           0
Harold T. Groft Jr              14,500           0      14,500           0           0           0
Robert T. Guth                  11,500           0      11,500           0           0           0
Susan D. Gutierrez               1,400         560         840           0           0           0
C Gordon Haines                 11,000       2,000           0       9,000      56,250     200,250
Helen Hansard                   17,300      14,300       3,000           0           0           0
Michele E. Heatwole              9,400       2,960           0       6,440     110,296      73,244
Edward F. Hucks                  1,400           0       1,400           0           0           0
James C. Johnson III           173,900      29,525           0     144,375   1,239,007   2,875,681
Louis C. Kiessling III          19,800       4,000           0      15,800     195,535     254,765
Thomas M. King                  11,000           0           0      11,000      94,000     219,500
Sandra B. Leerhoff-Rezac         9,400           0           0       9,400      55,335     212,565
Gail L. Letts                   14,550       2,500           0      12,050      98,660     244,765
John Maciolek Jr                 9,400           0           0       9,400      55,335     212,565
Allen G. Manuel                  6,400         500           0       5,900      35,210     132,940
Thomas R. Marvel                96,000       6,424           0      89,576     708,153   1,844,763
Donald A. Mattran Jr            16,100           0           0      16,100      91,085     367,765
James V. McAveney Jr            96,000      14,198           0      81,802     674,116   1,657,242
Sheila R. McCracken             14,800         900           0      13,900     111,500     284,650
Robert Merrick Jr               11,000      11,000           0           0           0           0
John E. Mills                    5,800           0           0       5,800      58,400     106,900
Marshall W. Moore               36,700      36,700           0           0           0           0
Paula M. Morgan                 11,800           0           0      11,800      68,910     267,390
Joseph W. Mosmiller            213,700      42,400           0     171,300   1,430,640   3,451,410
Dennis P. Neville               25,300       4,306           0      20,994     224,498     373,832
Mary C. Neville                  1,000           0       1,000           0           0           0
John A. Nicodemus               47,300      41,000           0       6,300      67,125     112,525
David F. Noyes                  47,300           0           0      47,300     313,391   1,034,659
Mary G. O'Hara                   4,900       3,260           0       1,640       9,321      37,419
Jacqueline M. Parks              9,150           0           0       9,150      54,210     206,565
Peter J. Ponne                  11,400       6,860           0       4,540      50,772      78,618
John Pruitt                      2,400       2,400           0           0           0           0
Will Ranson                      2,400           0           0       2,400      13,575      54,825
Timothy J. Reynolds              2,400       1,640           0         760       3,905      17,755
Margaret A. Rhodes              20,300       6,000           0      14,300     120,510     287,040
Thomas G. Riehl                  4,400         600           0       3,800      40,000      68,300
Barry D. Rollins                11,400       2,500           0       8,900      70,710     182,940
William G. Scaggs               11,000           0           0      11,000      68,750     244,750
Charles C. Schmitt              96,000       5,200           0      90,800     721,503   1,866,297
Ann Schnitzer                    2,500           0       2,500           0           0           0
John P. Shobert                  5,400       2,400           0       3,000      46,500      39,000
Andrew M. Smith                 20,300           0           0      20,300     148,910     429,640
Linda Stadtler                  16,400       3,000           0      13,400     186,700     195,200
John T. Stinson                 11,000       6,000           0       5,000      31,250     111,250
Roxanne Stroud                   2,000           0           0       2,000      31,000      26,000
Josephine Thanner                2,500           0       2,500           0           0           0
Charles W. Turnbaugh             5,000       2,000           0       3,000      46,500      39,000
H Mebane Turner                 11,000         880           0      10,120      63,250     225,170
Jaymie S. Watts                  7,900       5,180           0       2,720      15,325      62,196
Harry K. Wells                  11,000           0           0      11,000      68,750     244,750
Johnny Williams                  5,000           0           0       5,000      77,500      65,000
Raynor Wolf                      3,500           0       3,500           0           0           0
Harry Wujek Jr                   1,400       1,400           0           0           0           0
William A. Wycoff               96,000           0           0      96,000     751,603   1,984,397
- --------------------------------------------------------------------------------------------------
TOTALS                       1,472,500     308,713      83,220   1,080,567   8,829,358  21,966,801


        Net value of unexercised under water options calculated as zero.


ISO GRANT - 12/12/86                                                                         5/2/95
            Database Grant #1
                 Grant Price:       $6.25
                Market Value:      $28.50

                                                                                Cost of     Value of
                                Options     Options     Options    Remaining  Exercisable   Options
                                Granted    Exercised     Lapsed     Options     Options    After Cost
                             ------------------------------------------------------------------------
George F. Adams Jr                 16,000           0           0      16,000     100,000     356,000
Martha A. Bailey                        0           0           0           0           0         N/A
Beverly Birkmire                        0           0           0           0           0         N/A
Charles F. Black                        0           0           0           0           0         N/A
Mary V. Bormuth                         0           0           0           0           0         N/A
Bernie K. Brooks                        0           0           0           0           0         N/A
Barbara Brown                       2,500           0       2,500           0         N/A         N/A
Dale W. Bunce                           0           0           0           0           0         N/A
Ronald K. Calebaugh                 7,500       7,500           0           0           0         N/A
John F. Carroll III                     0           0           0           0           0         N/A
Juanita R. Cochrane                 2,500           0       2,500           0         N/A         N/A
Terence F. Daly                         0           0           0           0           0         N/A
Charles C. Dudley                       0           0           0           0           0         N/A
Dane R. Eckert                      7,500           0       7,500           0         N/A         N/A
Virginia D. Fish                        0           0           0           0           0         N/A
Paul Gebelein                           0           0           0           0           0         N/A
Kenneth R. Gift                         0           0           0           0           0         N/A
Joseph L. Gill                      2,500       2,000         500           0         N/A         N/A
Walter J. Gontarek III                  0           0           0           0           0         N/A
Harold T. Groft Jr                  7,500           0       7,500           0         N/A         N/A
Robert T. Guth                      7,500           0       7,500           0         N/A         N/A
Susan D. Gutierrez                      0           0           0           0           0         N/A
C Gordon Haines                         0           0           0           0           0         N/A
Helen Hansard                       7,500       7,500           0           0           0         N/A
Michele E. Heatwole                     0           0           0           0           0         N/A
Edward F. Hucks                         0           0           0           0           0         N/A
James C. Johnson III               16,000      16,000           0           0           0         N/A
Louis C. Kiessling III              2,500       2,500           0           0           0         N/A
Thomas M. King                          0           0           0           0           0         N/A
Sandra B. Leerhoff-Rezac            2,500           0           0       2,500      15,625      55,625
Gail L. Letts                       2,500       2,500           0           0           0         N/A
John Maciolek Jr                    2,500           0           0       2,500      15,625      55,625
Allen G. Manuel                         0           0           0           0           0         N/A
Thomas R. Marvel                   16,000       4,024           0      11,976      74,850     266,466
Donald A. Mattran Jr                2,500           0           0       2,500      15,625      55,625
James V. McAveney Jr               16,000      14,198           0       1,802      11,263      40,095
Sheila R. McCracken                 2,500           0           0       2,500      15,625      55,625
Robert Merrick Jr                       0           0           0           0           0         N/A
John E. Mills                           0           0           0           0           0         N/A
Marshall W. Moore                       0           0           0           0           0         N/A
Paula M. Morgan                     2,500           0           0       2,500      15,625      55,625
Joseph W. Mosmiller                16,000       7,200           0       8,800      55,000     195,800
Dennis P. Neville                   7,500       4,306           0       3,194      19,963      71,067
Mary C. Neville                         0           0           0           0           0         N/A
John A. Nicodemus                  16,000      16,000           0           0           0         N/A
David F. Noyes                     16,000           0           0      16,000     100,000     356,000
Mary G. O'Hara                          0           0           0           0           0         N/A
Jacqueline M. Parks                 2,500           0           0       2,500      15,625      55,625
Peter J. Ponne                          0           0           0           0           0         N/A
John Pruitt                             0           0           0           0           0         N/A
Will Ranson                             0           0           0           0           0         N/A
Timothy J. Reynolds                     0           0           0           0           0         N/A
Margaret A. Rhodes                  7,500       1,200           0       6,300      39,375     140,175
Thomas G. Riehl                         0           0           0           0           0         N/A
Barry D. Rollins                    2,500       2,500           0           0           0         N/A
William G. Scaggs                       0           0           0           0           0         N/A
Charles C. Schmitt                 16,000       4,000           0      12,000      75,000     267,000
Ann Schnitzer                       2,500           0       2,500           0         N/A         N/A
John P. Shobert                         0           0           0           0           0         N/A
Andrew M. Smith                     7,500           0           0       7,500      46,875     166,875
Linda Stadtler                      2,500       2,500           0           0           0         N/A
John T. Stinson                         0           0           0           0           0         N/A
Roxanne Stroud                          0           0           0           0           0         N/A
Josephine Thanner                   2,500           0       2,500           0         N/A         N/A
Charles W. Turnbaugh                    0           0           0           0           0         N/A
H Mebane Turner                         0           0           0           0           0         N/A
Jaymie S. Watts                     2,500       2,500           0           0           0         N/A
Harry K. Wells                          0           0           0           0           0         N/A
Johnny Williams                         0           0           0           0           0         N/A
Raynor Wolf                         2,500           0       2,500           0         N/A         N/A
Harry Wujek Jr                          0           0           0           0           0         N/A
William A. Wycoff                  16,000           0           0      16,000     100,000     356,000
- -----------------------------------------------------------------------------------------------------
TOTALS                            246,500      96,428      35,500     114,572     716,075   2,549,227



NQSO GRANT 12/12/86                                                                          5/2/95
            Database Grant #2
                 Grant Price:       $6.25
                Market Value:      $28.50

                                                                                Cost of       Value of
                                Options     Options   Options      Remaining  Exercisable     Options
                                Granted    Exercised  Lapsed        Options     Options      After Cost
                               ------------------------------------------------------------------------

George F. Adams Jr                 13,500           0           0      13,500   84,375.00    300,375.00
Martha A. Bailey                        0           0           0           0        0.00           N/A
Beverly Birkmire                        0           0           0           0        0.00           N/A
Charles F. Black                        0           0           0           0        0.00           N/A
Mary V. Bormuth                         0           0           0           0        0.00           N/A
Bernie K. Brooks                        0           0           0           0        0.00           N/A
Barbara Brown                           0           0           0           0        0.00           N/A
Dale W. Bunce                           0           0           0           0        0.00           N/A
Ronald K. Calebaugh                     0           0           0           0        0.00           N/A
John F. Carroll III                     0           0           0           0        0.00           N/A
Juanita R. Cochrane                     0           0           0           0        0.00           N/A
Terence F. Daly                         0           0           0           0        0.00           N/A
Charles C. Dudley                       0           0           0           0        0.00           N/A
Dane R. Eckert                          0           0           0           0        0.00           N/A
Virginia D. Fish                        0           0           0           0        0.00           N/A
Paul Gebelein                       8,000       8,000           0           0        0.00           N/A
Kenneth R. Gift                         0           0           0           0        0.00           N/A
Joseph L. Gill                          0           0           0           0        0.00           N/A
Walter J. Gontarek III                  0           0           0           0        0.00           N/A
Harold T. Groft Jr                      0           0           0           0        0.00           N/A
Robert T. Guth                          0           0           0           0        0.00           N/A
Susan D. Gutierrez                      0           0           0           0        0.00           N/A
C Gordon Haines                     8,000           0           0       8,000   50,000.00    178,000.00
Helen Hansard                           0           0           0           0        0.00           N/A
Michele E. Heatwole                     0           0           0           0        0.00           N/A
Edward F. Hucks                         0           0           0           0        0.00           N/A
James C. Johnson III               55,000           0           0      55,000  343,750.00 1,223,750,.00
Louis C. Kiessling III                  0           0           0           0        0.00           N/A
Thomas M. King                          0           0           0           0        0.00           N/A
Sandra B. Leerhoff-Rezac                0           0           0           0        0.00           N/A
Gail L. Letts                           0           0           0           0        0.00           N/A
John Maciolek Jr                        0           0           0           0        0.00           N/A
Allen G. Manuel                         0           0           0           0        0.00           N/A
Thomas R. Marvel                   22,500           0           0      22,500  140,625.00    500,625.00
Donald A. Mattran Jr                    0           0           0           0        0.00           N/A
James V. McAveney Jr               16,500           0           0      16,500  103,125.00    367,125.00
Sheila R. McCracken                     0           0           0           0        0.00           N/A
Robert Merrick Jr                   8,000       8,000           0           0        0.00           N/A
John E. Mills                           0           0           0           0        0.00           N/A
Marshall W. Moore                  32,500      32,500           0           0        0.00           N/A
Paula M. Morgan                         0           0           0           0        0.00           N/A
Joseph W. Mosmiller                72,000           0           0      72,000  450,000.00  1,602,000.00
Dennis P. Neville                       0           0           0           0        0.00           N/A
Mary C. Neville                         0           0           0           0        0.00           N/A
John A. Nicodemus                  13,500      10,200           0       3,300   20,625.00     73,425.00
David F. Noyes                     13,500           0           0      13,500   84,375.00    300,375.00
Mary G. O'Hara                          0           0           0           0        0.00           N/A
Jacqueline M. Parks                     0           0           0           0        0.00           N/A
Peter J. Ponne                          0           0           0           0        0.00           N/A
John Pruitt                             0           0           0           0        0.00           N/A
Will Ranson                             0           0           0           0        0.00           N/A
Timothy J. Reynolds                     0           0           0           0        0.00           N/A
Margaret A. Rhodes                      0           0           0           0        0.00           N/A
Thomas G. Riehl                         0           0           0           0        0.00           N/A
Barry D. Rollins                        0           0           0           0        0.00           N/A
William G. Scaggs                   8,000           0           0       8,000   50,000.00    178,000.00
Charles C. Schmitt                 22,500           0           0      22,500  140,625.00    500,625.00
Ann Schnitzer                           0           0           0           0        0.00           N/A
John P. Shobert                         0           0           0           0        0.00           N/A
Andrew M. Smith                         0           0           0           0        0.00           N/A
Linda Stadtler                          0           0           0           0        0.00           N/A
John T. Stinson                     8,000       6,000           0       2,000   12,500.00     44,500.00
Roxanne Stroud                          0           0           0           0        0.00           N/A
Josephine Thanner                       0           0           0           0        0.00           N/A
Charles W. Turnbaugh                    0           0           0           0        0.00           N/A
H Mebane Turner                     8,000         880           0       7,120   44,500.00    158,420.00
Jaymie S. Watts                         0           0           0           0        0.00           N/A
Harry K. Wells                      8,000           0           0       8,000   50,000.00    178,000.00
Johnny Williams                         0           0           0           0        0.00           N/A
Raynor Wolf                             0           0           0           0        0.00           N/A
Harry Wujek Jr                          0           0           0           0        0.00           N/A
William A. Wycoff                  22,500           0           0      22,500  140,625.00    500,625.00
- -------------------------------------------------------------------------------------------------------
TOTALS                            340,000      65,580           0     274,420   1,715,125     6,105,845



ISO GRANT 12/9/87                                                                            5/2/95
            Database Grant #3
                 Grant Price:       $4.50
                Market Value:      $28.50

                                                                                Cost of     Value of
                                Options     Options   Options      Remaining  Exercisable   Options
                                Granted    Exercised  Lapsed        Options     Options    After Cost
                               ----------------------------------------------------------------------
George F. Adams Jr                  3,600           0           0       3,600   16,200.00   86,400.00
Martha A. Bailey                    1,000       1,000           0           0        0.00         N/A
Beverly Birkmire                    1,000           0           0       1,000    4,500.00   24,000.00
Charles F. Black                    1,000       1,000           0           0        0.00         N/A
Mary V. Bormuth                         0           0           0           0        0.00         N/A
Bernie K. Brooks                    1,000         800         200           0         N/A         N/A
Barbara Brown                           0           0           0           0        0.00         N/A
Dale W. Bunce                       1,000           0       1,000           0         N/A         N/A
Ronald K. Calebaugh                 2,000       1,600         400           0         N/A         N/A
John F. Carroll III                     0           0           0           0        0.00         N/A
Juanita R. Cochrane                     0           0           0           0        0.00         N/A
Terence F. Daly                         0           0           0           0        0.00         N/A
Charles C. Dudley                   1,000         400         600           0         N/A         N/A
Dane R. Eckert                      2,400         960       1,440           0         N/A         N/A
Virginia D. Fish                    1,000       1,000           0           0        0.00         N/A
Paul Gebelein                           0           0           0           0        0.00         N/A
Kenneth R. Gift                     1,000         800           0         200      900.00    4,800.00
Joseph L. Gill                      1,500         900         600           0         N/A         N/A
Walter J. Gontarek III              1,000           0       1,000           0         N/A         N/A
Harold T. Groft Jr                  2,000           0       2,000           0         N/A         N/A
Robert T. Guth                      2,000           0       2,000           0         N/A         N/A
Susan D. Gutierrez                      0           0           0           0        0.00         N/A
C Gordon Haines                         0           0           0           0        0.00         N/A
Helen Hansard                       2,000       2,000           0           0        0.00         N/A
Michele E. Heatwole                 1,000       1,000           0           0        0.00         N/A
Edward F. Hucks                         0           0           0           0        0.00         N/A
James C. Johnson III                9,000       5,541           0       3,459   15,565.50   83,016.00
Louis C. Kiessling III              1,500       1,500           0           0        0.00         N/A
Thomas M. King                          0           0           0           0        0.00         N/A
Sandra B. Leerhoff-Rezac            1,500           0           0       1,500    6,750.00   36,000.00
Gail L. Letts                       1,250           0           0       1,250    5,625.00   30,000.00
John Maciolek Jr                    1,500           0           0       1,500    6,750.00   36,000.00
Allen G. Manuel                     1,000         500           0         500    2,250.00   12,000.00
Thomas R. Marvel                    4,800           0           0       4,800   21,600.00  115,200.00
Donald A. Mattran Jr                3,600           0           0       3,600   16,200.00   86,400.00
James V. McAveney Jr                4,800           0           0       4,800   21,600.00  115,200.00
Sheila R. McCracken                 1,500         340           0       1,160    5,220.00   27,840.00
Robert Merrick Jr                       0           0           0           0        0.00         N/A
John E. Mills                           0           0           0           0        0.00         N/A
Marshall W. Moore                   4,200       4,200           0           0        0.00         N/A
Paula M. Morgan                     1,500           0           0       1,500    6,750.00   36,000.00
Joseph W. Mosmiller                11,400      11,400           0           0        0.00         N/A
Dennis P. Neville                   2,000           0           0       2,000    9,000.00   48,000.00
Mary C. Neville                         0           0           0           0        0.00         N/A
John A. Nicodemus                   3,600       3,600           0           0        0.00         N/A
David F. Noyes                      3,600           0           0       3,600   16,200.00   86,400.00
Mary G. O'Hara                      1,000       1,000           0           0        0.00         N/A
Jacqueline M. Parks                 1,250           0           0       1,250    5,625.00   30,000.00
Peter J. Ponne                      1,000       1,000           0           0        0.00         N/A
John Pruitt                             0           0           0           0        0.00         N/A
Will Ranson                             0           0           0           0        0.00         N/A
Timothy J. Reynolds                     0           0           0           0        0.00         N/A
Margaret A. Rhodes                  2,000       2,000           0           0        0.00         N/A
Thomas G. Riehl                         0           0           0           0        0.00         N/A
Barry D. Rollins                    1,500           0           0       1,500    6,750.00   36,000.00
William G. Scaggs                       0           0           0           0        0.00         N/A
Charles C. Schmitt                  4,800           0           0       4,800   21,600.00  115,200.00
Ann Schnitzer                           0           0           0           0        0.00         N/A
John P. Shobert                         0           0           0           0        0.00         N/A
Andrew M. Smith                     2,000           0           0       2,000    9,000.00   48,000.00
Linda Stadtler                      1,500         500           0       1,000    4,500.00   24,000.00
John T. Stinson                         0           0           0           0        0.00         N/A
Roxanne Stroud                          0           0           0           0        0.00         N/A
Josephine Thanner                       0           0           0           0        0.00         N/A
Charles W. Turnbaugh                    0           0           0           0        0.00         N/A
H Mebane Turner                         0           0           0           0        0.00         N/A
Jaymie S. Watts                     1,500       1,200           0         300    1,350.00    7,200.00
Harry K. Wells                          0           0           0           0        0.00         N/A
Johnny Williams                         0           0           0           0        0.00         N/A
Raynor Wolf                         1,000           0       1,000           0         N/A         N/A
Harry Wujek Jr                          0           0           0           0        0.00         N/A
William A. Wycoff                   4,800           0           0       4,800   21,600.00  115,200.00
- -----------------------------------------------------------------------------------------------------
TOTALS                            104,600      44,241      10,240      50,119     225,536   1,202,856



ISO GRANT 12/8/88                                                                            5/2/95
            Database Grant #4
                 Grant Price:       $5.88
                Market Value:      $28.50

                                                                                Cost of     Value of
                                Options     Options   Options      Remaining  Exercisable   Options
                                Granted    Exercised  Lapsed        Options     Options    After Cost
                               ----------------------------------------------------------------------
George F. Adams Jr                  3,200           0           0       3,200   18,816.00   72,384.00
Martha A. Bailey                    1,000       1,000           0           0        0.00         N/A
Beverly Birkmire                    1,000           0           0       1,000    5,880.00   22,620.00
Charles F. Black                    2,000       1,600           0         400    2,352.00    9,048.00
Mary V. Bormuth                     1,000         800         200           0         N/A         N/A
Bernie K. Brooks                        0           0           0           0        0.00         N/A
Barbara Brown                           0           0           0           0        0.00         N/A
Dale W. Bunce                       1,000           0       1,000           0         N/A         N/A
Ronald K. Calebaugh                 2,000       1,200         800           0         N/A         N/A
John F. Carroll III                     0           0           0           0        0.00         N/A
Juanita R. Cochrane                     0           0           0           0        0.00         N/A
Terence F. Daly                     2,000       1,600           0         400    2,352.00    9,048.00
Charles C. Dudley                   1,000         200         800           0         N/A         N/A
Dane R. Eckert                      2,000           0       2,000           0         N/A         N/A
Virginia D. Fish                    2,000       1,600         400           0         N/A         N/A
Paul Gebelein                           0           0           0           0        0.00         N/A
Kenneth R. Gift                     2,000           0           0       2,000   11,760.00   45,240.00
Joseph L. Gill                          0           0           0           0        0.00         N/A
Walter J. Gontarek III              1,000           0       1,000           0         N/A         N/A
Harold T. Groft Jr                  2,000           0       2,000           0         N/A         N/A
Robert T. Guth                      2,000           0       2,000           0         N/A         N/A
Susan D. Gutierrez                      0           0           0           0        0.00         N/A
C Gordon Haines                         0           0           0           0        0.00         N/A
Helen Hansard                       2,000       2,000           0           0        0.00         N/A
Michele E. Heatwole                 1,000         800           0         200    1,176.00    4,524.00
Edward F. Hucks                         0           0           0           0        0.00         N/A
James C. Johnson III                8,400       3,260           0       5,140   30,223.20  116,266.80
Louis C. Kiessling III              2,000           0           0       2,000   11,760.00   45,240.00
Thomas M. King                          0           0           0           0        0.00         N/A
Sandra B. Leerhoff-Rezac            2,000           0           0       2,000   11,760.00   45,240.00
Gail L. Letts                       2,000           0           0       2,000   11,760.00   45,240.00
John Maciolek Jr                    2,000           0           0       2,000   11,760.00   45,240.00
Allen G. Manuel                     2,000           0           0       2,000   11,760.00   45,240.00
Thomas R. Marvel                    4,600           0           0       4,600   27,048.00  104,052.00
Donald A. Mattran Jr                2,000           0           0       2,000   11,760.00   45,240.00
James V. McAveney Jr                4,600           0           0       4,600   27,048.00  104,052.00
Sheila R. McCracken                 2,000           0           0       2,000   11,760.00   45,240.00
Robert Merrick Jr                       0           0           0           0        0.00         N/A
John E. Mills                           0           0           0           0        0.00         N/A
Marshall W. Moore                       0           0           0           0        0.00         N/A
Paula M. Morgan                     2,000           0           0       2,000   11,760.00   45,240.00
Joseph W. Mosmiller                10,800      10,800           0           0        0.00         N/A
Dennis P. Neville                   2,000           0           0       2,000   11,760.00   45,240.00
Mary C. Neville                     1,000           0       1,000           0         N/A         N/A
John A. Nicodemus                   3,200       3,200           0           0        0.00         N/A
David F. Noyes                      3,200           0           0       3,200   18,816.00   72,384.00
Mary G. O'Hara                      1,000         800           0         200    1,176.00    4,524.00
Jacqueline M. Parks                 2,000           0           0       2,000   11,760.00   45,240.00
Peter J. Ponne                      2,000       1,600           0         400    2,352.00    9,048.00
John Pruitt                             0           0           0           0        0.00         N/A
Will Ranson                             0           0           0           0        0.00         N/A
Timothy J. Reynolds                     0           0           0           0        0.00         N/A
Margaret A. Rhodes                  2,000           0           0       2,000   11,760.00   45,240.00
Thomas G. Riehl                         0           0           0           0        0.00         N/A
Barry D. Rollins                    2,000           0           0       2,000   11,760.00   45,240.00
William G. Scaggs                       0           0           0           0        0.00         N/A
Charles C. Schmitt                  4,600           0           0       4,600   27,048.00  104,052.00
Ann Schnitzer                           0           0           0           0        0.00         N/A
John P. Shobert                         0           0           0           0        0.00         N/A
Andrew M. Smith                     2,000           0           0       2,000   11,760.00   45,240.00
Linda Stadtler                      1,000           0           0       1,000    5,880.00   22,620.00
John T. Stinson                         0           0           0           0        0.00         N/A
Roxanne Stroud                          0           0           0           0        0.00         N/A
Josephine Thanner                       0           0           0           0        0.00         N/A
Charles W. Turnbaugh                    0           0           0           0        0.00         N/A
H Mebane Turner                         0           0           0           0        0.00         N/A
Jaymie S. Watts                     1,000         600           0         400    2,352.00    9,048.00
Harry K. Wells                          0           0           0           0        0.00         N/A
Johnny Williams                         0           0           0           0        0.00         N/A
Raynor Wolf                             0           0           0           0        0.00         N/A
Harry Wujek Jr                          0           0           0           0        0.00         N/A
William A. Wycoff                   4,600           0           0       4,600   27,048.00  104,052.00
- -----------------------------------------------------------------------------------------------------
TOTALS                            104,200      31,060      11,200      61,940     364,207   1,401,083



ISO GRANT 12/7/89                                                                            5/2/95
            Database Grant #5
                 Grant Price:       $7.63
                Market Value:      $28.50

                                                                                Cost of     Value of
                                Options     Options     Options    Remaining  Exercisable   Options
                                Granted    Exercised     Lapsed     Options     Options    After Cost
                               ----------------------------------------------------------------------
George F. Adams Jr                  4,000           0           0       4,000   30,500.00   83,500.00
Martha A. Bailey                        0           0           0           0        0.00         N/A
Beverly Birkmire                    2,000           0           0       2,000   15,250.00   41,750.00
Charles F. Black                    2,000       1,200           0         800    6,100.00   16,700.00
Mary V. Bormuth                     1,000         600         400           0         N/A         N/A
Bernie K. Brooks                        0           0           0           0        0.00         N/A
Barbara Brown                           0           0           0           0        0.00         N/A
Dale W. Bunce                       2,000           0       2,000           0         N/A         N/A
Ronald K. Calebaugh                 3,000       1,200       1,800           0         N/A         N/A
John F. Carroll III                 4,000           0           0       4,000   30,500.00   83,500.00
Juanita R. Cochrane                     0           0           0           0        0.00         N/A
Terence F. Daly                     2,000       1,200           0         800    6,100.00   16,700.00
Charles C. Dudley                       0           0           0           0        0.00         N/A
Dane R. Eckert                      3,000           0       3,000           0         N/A         N/A
Virginia D. Fish                    2,000       1,200         800           0         N/A         N/A
Paul Gebelein                           0           0           0           0        0.00         N/A
Kenneth R. Gift                     3,000         560           0       2,440   18,605.00   50,935.00
Joseph L. Gill                      2,000         400       1,600           0         N/A         N/A
Walter J. Gontarek III              2,000           0       2,000           0         N/A         N/A
Harold T. Groft Jr                  3,000           0       3,000           0         N/A         N/A
Robert T. Guth                          0           0           0           0        0.00         N/A
Susan D. Gutierrez                      0           0           0           0        0.00         N/A
C Gordon Haines                         0           0           0           0        0.00         N/A
Helen Hansard                       3,000           0       3,000           0         N/A         N/A
Michele E. Heatwole                 1,000         600           0         400    3,050.00    8,350.00
Edward F. Hucks                         0           0           0           0        0.00         N/A
James C. Johnson III                9,000           0           0       9,000   68,625.00  187,875.00
Louis C. Kiessling III              3,000           0           0       3,000   22,875.00   62,625.00
Thomas M. King                      4,000           0           0       4,000   30,500.00   83,500.00
Sandra B. Leerhoff-Rezac            2,000           0           0       2,000   15,250.00   41,750.00
Gail L. Letts                       3,000           0           0       3,000   22,875.00   62,625.00
John Maciolek Jr                    2,000           0           0       2,000   15,250.00   41,750.00
Allen G. Manuel                     2,000           0           0       2,000   15,250.00   41,750.00
Thomas R. Marvel                    6,000       2,400           0       3,600   27,450.00   75,150.00
Donald A. Mattran Jr                4,000           0           0       4,000   30,500.00   83,500.00
James V. McAveney Jr                6,000           0           0       6,000   45,750.00  125,250.00
Sheila R. McCracken                 3,000           0           0       3,000   22,875.00   62,625.00
Robert Merrick Jr                       0           0           0           0        0.00         N/A
John E. Mills                           0           0           0           0        0.00         N/A
Marshall W. Moore                       0           0           0           0        0.00         N/A
Paula M. Morgan                     3,000           0           0       3,000   22,875.00   62,625.00
Joseph W. Mosmiller                 9,600           0           0       9,600   73,200.00  200,400.00
Dennis P. Neville                   3,000           0           0       3,000   22,875.00   62,625.00
Mary C. Neville                         0           0           0           0        0.00         N/A
John A. Nicodemus                   4,000       4,000           0           0        0.00         N/A
David F. Noyes                      4,000           0           0       4,000   30,500.00   83,500.00
Mary G. O'Hara                      1,500         900           0         600    4,575.00   12,525.00
Jacqueline M. Parks                 2,000           0           0       2,000   15,250.00   41,750.00
Peter J. Ponne                      2,000       1,200           0         800    6,100.00   16,700.00
John Pruitt                         1,000       1,000           0           0        0.00         N/A
Will Ranson                         1,000           0           0       1,000    7,625.00   20,875.00
Timothy J. Reynolds                 1,000         800           0         200    1,525.00    4,175.00
Margaret A. Rhodes                  3,000           0           0       3,000   22,875.00   62,625.00
Thomas G. Riehl                     1,000         600           0         400    3,050.00    8,350.00
Barry D. Rollins                    2,000           0           0       2,000   15,250.00   41,750.00
William G. Scaggs                       0           0           0           0        0.00         N/A
Charles C. Schmitt                  6,000           0           0       6,000   45,750.00  125,250.00
Ann Schnitzer                           0           0           0           0        0.00         N/A
John P. Shobert                     1,000       1,000           0           0        0.00         N/A
Andrew M. Smith                     3,000           0           0       3,000   22,875.00   62,625.00
Linda Stadtler                      2,000           0           0       2,000   15,250.00   41,750.00
John T. Stinson                         0           0           0           0        0.00         N/A
Roxanne Stroud                          0           0           0           0        0.00         N/A
Josephine Thanner                       0           0           0           0        0.00         N/A
Charles W. Turnbaugh                    0           0           0           0        0.00         N/A
H Mebane Turner                         0           0           0           0        0.00         N/A
Jaymie S. Watts                     1,500         600           0         900    6,862.50   18,787.50
Harry K. Wells                          0           0           0           0        0.00         N/A
Johnny Williams                         0           0           0           0        0.00         N/A
Raynor Wolf                             0           0           0           0        0.00         N/A
Harry Wujek Jr                          0           0           0           0        0.00         N/A
William A. Wycoff                   6,000           0           0       6,000   45,750.00  125,250.00
- -----------------------------------------------------------------------------------------------------
TOTALS                            140,600      19,460      17,600     103,540     789,493   2,161,398



NQSO GRANT 12/07/89                                                                          5/2/95
           Database Grant #5A
                 Grant Price:       $7.63
                Market Value:      $28.50

                                                                                Cost of     Value of
                                Options     Options     Options    Remaining  Exercisable   Options
                                Granted    Exercised     Lapsed     Options     Options    After Cost
                               ----------------------------------------------------------------------
George F. Adams Jr                      0           0           0           0        0.00         N/A
Martha A. Bailey                        0           0           0           0        0.00         N/A
Beverly Birkmire                        0           0           0           0        0.00         N/A
Charles F. Black                        0           0           0           0        0.00         N/A
Mary V. Bormuth                         0           0           0           0        0.00         N/A
Bernie K. Brooks                        0           0           0           0        0.00         N/A
Barbara Brown                           0           0           0           0        0.00         N/A
Dale W. Bunce                           0           0           0           0        0.00         N/A
Ronald K. Calebaugh                     0           0           0           0        0.00         N/A
John F. Carroll III                     0           0           0           0        0.00         N/A
Juanita R. Cochrane                     0           0           0           0        0.00         N/A
Terence F. Daly                         0           0           0           0        0.00         N/A
Charles C. Dudley                       0           0           0           0        0.00         N/A
Dane R. Eckert                          0           0           0           0        0.00         N/A
Virginia D. Fish                        0           0           0           0        0.00         N/A
Paul Gebelein                           0           0           0           0        0.00         N/A
Kenneth R. Gift                         0           0           0           0        0.00         N/A
Joseph L. Gill                          0           0           0           0        0.00         N/A
Walter J. Gontarek III                  0           0           0           0        0.00         N/A
Harold T. Groft Jr                      0           0           0           0        0.00         N/A
Robert T. Guth                          0           0           0           0        0.00         N/A
Susan D. Gutierrez                      0           0           0           0        0.00         N/A
C Gordon Haines                         0           0           0           0        0.00         N/A
Helen Hansard                           0           0           0           0        0.00         N/A
Michele E. Heatwole                     0           0           0           0        0.00         N/A
Edward F. Hucks                         0           0           0           0        0.00         N/A
James C. Johnson III                    0           0           0           0        0.00         N/A
Louis C. Kiessling III                  0           0           0           0        0.00         N/A
Thomas M. King                          0           0           0           0        0.00         N/A
Sandra B. Leerhoff-Rezac                0           0           0           0        0.00         N/A
Gail L. Letts                           0           0           0           0        0.00         N/A
John Maciolek Jr                        0           0           0           0        0.00         N/A
Allen G. Manuel                         0           0           0           0        0.00         N/A
Thomas R. Marvel                        0           0           0           0        0.00         N/A
Donald A. Mattran Jr                    0           0           0           0        0.00         N/A
James V. McAveney Jr                    0           0           0           0        0.00         N/A
Sheila R. McCracken                     0           0           0           0        0.00         N/A
Robert Merrick Jr                       0           0           0           0        0.00         N/A
John E. Mills                           0           0           0           0        0.00         N/A
Marshall W. Moore                       0           0           0           0        0.00         N/A
Paula M. Morgan                         0           0           0           0        0.00         N/A
Joseph W. Mosmiller                 2,400           0           0       2,400   18,300.00   50,100.00
Dennis P. Neville                       0           0           0           0        0.00         N/A
Mary C. Neville                         0           0           0           0        0.00         N/A
John A. Nicodemus                       0           0           0           0        0.00         N/A
David F. Noyes                          0           0           0           0        0.00         N/A
Mary G. O'Hara                          0           0           0           0        0.00         N/A
Jacqueline M. Parks                     0           0           0           0        0.00         N/A
Peter J. Ponne                          0           0           0           0        0.00         N/A
John Pruitt                             0           0           0           0        0.00         N/A
Will Ranson                             0           0           0           0        0.00         N/A
Timothy J. Reynolds                     0           0           0           0        0.00         N/A
Margaret A. Rhodes                      0           0           0           0        0.00         N/A
Thomas G. Riehl                         0           0           0           0        0.00         N/A
Barry D. Rollins                        0           0           0           0        0.00         N/A
William G. Scaggs                       0           0           0           0        0.00         N/A
Charles C. Schmitt                      0           0           0           0        0.00         N/A
Ann Schnitzer                           0           0           0           0        0.00         N/A
John P. Shobert                         0           0           0           0        0.00         N/A
Andrew M. Smith                         0           0           0           0        0.00         N/A
Linda Stadtler                          0           0           0           0        0.00         N/A
John T. Stinson                         0           0           0           0        0.00         N/A
Roxanne Stroud                          0           0           0           0        0.00         N/A
Josephine Thanner                       0           0           0           0        0.00         N/A
Charles W. Turnbaugh                    0           0           0           0        0.00         N/A
H Mebane Turner                         0           0           0           0        0.00         N/A
Jaymie S. Watts                         0           0           0           0        0.00         N/A
Harry K. Wells                          0           0           0           0        0.00         N/A
Johnny Williams                         0           0           0           0        0.00         N/A
Raynor Wolf                             0           0           0           0        0.00         N/A
Harry Wujek Jr                          0           0           0           0        0.00         N/A
William A. Wycoff                       0           0           0           0        0.00         N/A
- -----------------------------------------------------------------------------------------------------
TOTALS                              2,400           0           0       2,400      18,300      50,100



NQSO GRANT 4/17/90                                                                           5/2/95
          Database Grants #9 and 9A
                 Grant Price:       $6.25
                Market Value:      $28.50

                                                                                Cost of     Value of
                                Options     Options     Options    Remaining  Exercisable   Options
                                Granted    Exercised     Lapsed     Options     Options    After Cost
                               ----------------------------------------------------------------------
George F. Adams Jr                      0           0           0           0        0.00         N/A
Martha A. Bailey                        0           0           0           0        0.00         N/A
Beverly Birkmire                        0           0           0           0        0.00         N/A
Charles F. Black                        0           0           0           0        0.00         N/A
Mary V. Bormuth                         0           0           0           0        0.00         N/A
Bernie K. Brooks                        0           0           0           0        0.00         N/A
Barbara Brown                           0           0           0           0        0.00         N/A
Dale W. Bunce                           0           0           0           0        0.00         N/A
Ronald K. Calebaugh                     0           0           0           0        0.00         N/A
John F. Carroll III                     0           0           0           0        0.00         N/A
Juanita R. Cochrane                     0           0           0           0        0.00         N/A
Terence F. Daly                         0           0           0           0        0.00         N/A
Charles C. Dudley                       0           0           0           0        0.00         N/A
Dane R. Eckert                          0           0           0           0        0.00         N/A
Virginia D. Fish                        0           0           0           0        0.00         N/A
Paul Gebelein                       3,000       3,000           0           0        0.00         N/A
Kenneth R. Gift                         0           0           0           0        0.00         N/A
Joseph L. Gill                          0           0           0           0        0.00         N/A
Walter J. Gontarek III                  0           0           0           0        0.00         N/A
Harold T. Groft Jr                      0           0           0           0        0.00         N/A
Robert T. Guth                          0           0           0           0        0.00         N/A
Susan D. Gutierrez                      0           0           0           0        0.00         N/A
C Gordon Haines                     3,000       2,000           0       1,000    6,250.00   22,250.00
Helen Hansard                           0           0           0           0        0.00         N/A
Michele E. Heatwole                     0           0           0           0        0.00         N/A
Edward F. Hucks                         0           0           0           0        0.00         N/A
James C. Johnson III                    0           0           0           0        0.00         N/A
Louis C. Kiessling III                  0           0           0           0        0.00         N/A
Thomas M. King                          0           0           0           0        0.00         N/A
Sandra B. Leerhoff-Rezac                0           0           0           0        0.00         N/A
Gail L. Letts                           0           0           0           0        0.00         N/A
John Maciolek Jr                        0           0           0           0        0.00         N/A
Allen G. Manuel                         0           0           0           0        0.00         N/A
Thomas R. Marvel                        0           0           0           0        0.00         N/A
Donald A. Mattran Jr                    0           0           0           0        0.00         N/A
James V. McAveney Jr                    0           0           0           0        0.00         N/A
Sheila R. McCracken                     0           0           0           0        0.00         N/A
Robert Merrick Jr                   3,000       3,000           0           0        0.00         N/A
John E. Mills                           0           0           0           0        0.00         N/A
Marshall W. Moore                       0           0           0           0        0.00         N/A
Paula M. Morgan                         0           0           0           0        0.00         N/A
Joseph W. Mosmiller                     0           0           0           0        0.00         N/A
Dennis P. Neville                       0           0           0           0        0.00         N/A
Mary C. Neville                         0           0           0           0        0.00         N/A
John A. Nicodemus                       0           0           0           0        0.00         N/A
David F. Noyes                          0           0           0           0        0.00         N/A
Mary G. O'Hara                          0           0           0           0        0.00         N/A
Jacqueline M. Parks                     0           0           0           0        0.00         N/A
Peter J. Ponne                          0           0           0           0        0.00         N/A
John Pruitt                             0           0           0           0        0.00         N/A
Will Ranson                             0           0           0           0        0.00         N/A
Timothy J. Reynolds                     0           0           0           0        0.00         N/A
Margaret A. Rhodes                      0           0           0           0        0.00         N/A
Thomas G. Riehl                         0           0           0           0        0.00         N/A
Barry D. Rollins                        0           0           0           0        0.00         N/A
William G. Scaggs                   3,000           0           0       3,000   18,750.00   66,750.00
Charles C. Schmitt                      0           0           0           0        0.00         N/A
Ann Schnitzer                           0           0           0           0        0.00         N/A
John P. Shobert                         0           0           0           0        0.00         N/A
Andrew M. Smith                         0           0           0           0        0.00         N/A
Linda Stadtler                          0           0           0           0        0.00         N/A
John T. Stinson                     3,000           0           0       3,000   18,750.00   66,750.00
Roxanne Stroud                          0           0           0           0        0.00         N/A
Josephine Thanner                       0           0           0           0        0.00         N/A
Charles W. Turnbaugh                    0           0           0           0        0.00         N/A
H Mebane Turner                     3,000           0           0       3,000   18,750.00   66,750.00
Jaymie S. Watts                         0           0           0           0        0.00         N/A
Harry K. Wells                      3,000           0           0       3,000   18,750.00   66,750.00
Johnny Williams                         0           0           0           0        0.00         N/A
Raynor Wolf                             0           0           0           0        0.00         N/A
Harry Wujek Jr                          0           0           0           0        0.00         N/A
William A. Wycoff                       0           0           0           0        0.00         N/A
- -----------------------------------------------------------------------------------------------------
TOTALS                             21,000       8,000           0      13,000      81,250     289,250

Note: Grant 9A created to allow the Estate of Robert Merrick to exercise shares before complete vesting



ISO GRANT 12/18/90                                                                           5/2/95
            Database Grant #6
                 Grant Price:       $4.25
                Market Value:      $28.50

                                                                                Cost of     Value of
                                Options     Options     Options    Remaining  Exercisable   Options
                                Granted    Exercised     Lapsed     Options     Options    After Cost
                               ----------------------------------------------------------------------
George F. Adams Jr                      0           0           0           0        0.00         N/A
Martha A. Bailey                        0           0           0           0        0.00         N/A
Beverly Birkmire                    1,400           0           0       1,400    5,950.00   33,950.00
Charles F. Black                    1,400         280           0       1,120    4,760.00   27,160.00
Mary V. Bormuth                     1,400         560         840           0         N/A         N/A
Bernie K. Brooks                    1,400         280       1,120           0         N/A         N/A
Barbara Brown                           0           0           0           0        0.00         N/A
Dale W. Bunce                           0           0           0           0        0.00         N/A
Ronald K. Calebaugh                 2,800         560       2,240           0         N/A         N/A
John F. Carroll III                 4,000           0           0       4,000   17,000.00   97,000.00
Juanita R. Cochrane                     0           0           0           0        0.00         N/A
Terence F. Daly                     1,400         560           0         840    3,570.00   20,370.00
Charles C. Dudley                       0           0           0           0        0.00         N/A
Dane R. Eckert                          0           0           0           0        0.00         N/A
Virginia D. Fish                    1,400         560         840           0         N/A         N/A
Paul Gebelein                           0           0           0           0        0.00         N/A
Kenneth R. Gift                     2,800           0           0       2,800   11,900.00   67,900.00
Joseph L. Gill                      1,400           0       1,400           0         N/A         N/A
Walter J. Gontarek III                  0           0           0           0        0.00         N/A
Harold T. Groft Jr                      0           0           0           0        0.00         N/A
Robert T. Guth                          0           0           0           0        0.00         N/A
Susan D. Gutierrez                  1,400         560         840           0         N/A         N/A
C Gordon Haines                         0           0           0           0        0.00         N/A
Helen Hansard                       2,800       2,800           0           0        0.00         N/A
Michele E. Heatwole                 1,400         560           0         840    3,570.00   20,370.00
Edward F. Hucks                     1,400           0       1,400           0         N/A         N/A
James C. Johnson III               10,000       4,724           0       5,276   22,423.00  127,943.00
Louis C. Kiessling III              2,800           0           0       2,800   11,900.00   67,900.00
Thomas M. King                      4,000           0           0       4,000   17,000.00   97,000.00
Sandra B. Leerhoff-Rezac            1,400           0           0       1,400    5,950.00   33,950.00
Gail L. Letts                       2,800           0           0       2,800   11,900.00   67,900.00
John Maciolek Jr                    1,400           0           0       1,400    5,950.00   33,950.00
Allen G. Manuel                     1,400           0           0       1,400    5,950.00   33,950.00
Thomas R. Marvel                    6,600           0           0       6,600   28,050.00  160,050.00
Donald A. Mattran Jr                4,000           0           0       4,000   17,000.00   97,000.00
James V. McAveney Jr                6,600           0           0       6,600   28,050.00  160,050.00
Sheila R. McCracken                 2,800         560           0       2,240    9,520.00   54,320.00
Robert Merrick Jr                       0           0           0           0        0.00         N/A
John E. Mills                       2,800           0           0       2,800   11,900.00   67,900.00
Marshall W. Moore                       0           0           0           0        0.00         N/A
Paula M. Morgan                     2,800           0           0       2,800   11,900.00   67,900.00
Joseph W. Mosmiller                13,000      13,000           0           0        0.00         N/A
Dennis P. Neville                   2,800           0           0       2,800   11,900.00   67,900.00
Mary C. Neville                         0           0           0           0        0.00         N/A
John A. Nicodemus                   4,000       4,000           0           0        0.00         N/A
David F. Noyes                      4,000           0           0       4,000   17,000.00   97,000.00
Mary G. O'Hara                      1,400         560           0         840    3,570.00   20,370.00
Jacqueline M. Parks                 1,400           0           0       1,400    5,950.00   33,950.00
Peter J. Ponne                      1,400         560           0         840    3,570.00   20,370.00
John Pruitt                         1,400       1,400           0           0        0.00         N/A
Will Ranson                         1,400           0           0       1,400    5,950.00   33,950.00
Timothy J. Reynolds                 1,400         840           0         560    2,380.00   13,580.00
Margaret A. Rhodes                  2,800       2,800           0           0        0.00         N/A
Thomas G. Riehl                     1,400           0           0       1,400    5,950.00   33,950.00
Barry D. Rollins                    1,400           0           0       1,400    5,950.00   33,950.00
William G. Scaggs                       0           0           0           0        0.00         N/A
Charles C. Schmitt                  6,600       1,200           0       5,400   22,950.00  130,950.00
Ann Schnitzer                           0           0           0           0        0.00         N/A
John P. Shobert                     1,400       1,400           0           0        0.00         N/A
Andrew M. Smith                     2,800           0           0       2,800   11,900.00   67,900.00
Linda Stadtler                      1,400           0           0       1,400    5,950.00   33,950.00
John T. Stinson                         0           0           0           0        0.00         N/A
Roxanne Stroud                          0           0           0           0        0.00         N/A
Josephine Thanner                       0           0           0           0        0.00         N/A
Charles W. Turnbaugh                2,000       2,000           0           0        0.00         N/A
H Mebane Turner                         0           0           0           0        0.00         N/A
Jaymie S. Watts                     1,400         280           0       1,120    4,760.00   27,160.00
Harry K. Wells                          0           0           0           0        0.00         N/A
Johnny Williams                         0           0           0           0        0.00         N/A
Raynor Wolf                             0           0           0           0        0.00         N/A
Harry Wujek Jr                      1,400       1,400           0           0        0.00         N/A
William A. Wycoff                   6,600           0           0       6,600   28,050.00  160,050.00
- -----------------------------------------------------------------------------------------------------
TOTALS                            137,200      41,444       8,680      87,076     370,073   2,111,593



ISO GRANT 12/17/91                                                                           5/2/95
            Database Grant #7
                 Grant Price:       $6.31
                Market Value:      $28.50

                                                                                Cost of     Value of
                                Options     Options     Options    Remaining  Exercisable   Options
                                Granted    Exercised     Lapsed     Options     Options    After Cost
                               ----------------------------------------------------------------------
George F. Adams Jr                      0           0           0           0        0.00         N/A
Martha A. Bailey                        0           0           0           0        0.00         N/A
Beverly Birkmire                        0           0           0           0        0.00         N/A
Charles F. Black                        0           0           0           0        0.00         N/A
Mary V. Bormuth                         0           0           0           0        0.00         N/A
Bernie K. Brooks                        0           0           0           0        0.00         N/A
Barbara Brown                           0           0           0           0        0.00         N/A
Dale W. Bunce                           0           0           0           0        0.00         N/A
Ronald K. Calebaugh                     0           0           0           0        0.00         N/A
John F. Carroll III                     0           0           0           0        0.00         N/A
Juanita R. Cochrane                     0           0           0           0        0.00         N/A
Terence F. Daly                         0           0           0           0        0.00         N/A
Charles C. Dudley                       0           0           0           0        0.00         N/A
Dane R. Eckert                          0           0           0           0        0.00         N/A
Virginia D. Fish                        0           0           0           0        0.00         N/A
Paul Gebelein                           0           0           0           0        0.00         N/A
Kenneth R. Gift                         0           0           0           0        0.00         N/A
Joseph L. Gill                          0           0           0           0        0.00         N/A
Walter J. Gontarek III                  0           0           0           0        0.00         N/A
Harold T. Groft Jr                      0           0           0           0        0.00         N/A
Robert T. Guth                          0           0           0           0        0.00         N/A
Susan D. Gutierrez                      0           0           0           0        0.00         N/A
C Gordon Haines                         0           0           0           0        0.00         N/A
Helen Hansard                           0           0           0           0        0.00         N/A
Michele E. Heatwole                     0           0           0           0        0.00         N/A
Edward F. Hucks                         0           0           0           0        0.00         N/A
James C. Johnson III               28,349           0           0      28,349  178,882.19  629,064.31
Louis C. Kiessling III                  0           0           0           0        0.00         N/A
Thomas M. King                          0           0           0           0        0.00         N/A
Sandra B. Leerhoff-Rezac                0           0           0           0        0.00         N/A
Gail L. Letts                           0           0           0           0        0.00         N/A
John Maciolek Jr                        0           0           0           0        0.00         N/A
Allen G. Manuel                         0           0           0           0        0.00         N/A
Thomas R. Marvel                   20,000           0           0      20,000  126,200.00  443,800.00
Donald A. Mattran Jr                    0           0           0           0        0.00         N/A
James V. McAveney Jr               20,000           0           0      20,000  126,200.00  443,800.00
Sheila R. McCracken                     0           0           0           0        0.00         N/A
Robert Merrick Jr                       0           0           0           0        0.00         N/A
John E. Mills                           0           0           0           0        0.00         N/A
Marshall W. Moore                       0           0           0           0        0.00         N/A
Paula M. Morgan                         0           0           0           0        0.00         N/A
Joseph W. Mosmiller                32,340           0           0      32,340  204,065.40  717,624.60
Dennis P. Neville                       0           0           0           0        0.00         N/A
Mary C. Neville                         0           0           0           0        0.00         N/A
John A. Nicodemus                       0           0           0           0        0.00         N/A
David F. Noyes                          0           0           0           0        0.00         N/A
Mary G. O'Hara                          0           0           0           0        0.00         N/A
Jacqueline M. Parks                     0           0           0           0        0.00         N/A
Peter J. Ponne                          0           0           0           0        0.00         N/A
John Pruitt                             0           0           0           0        0.00         N/A
Will Ranson                             0           0           0           0        0.00         N/A
Timothy J. Reynolds                     0           0           0           0        0.00         N/A
Margaret A. Rhodes                      0           0           0           0        0.00         N/A
Thomas G. Riehl                         0           0           0           0        0.00         N/A
Barry D. Rollins                        0           0           0           0        0.00         N/A
William G. Scaggs                       0           0           0           0        0.00         N/A
Charles C. Schmitt                 20,000           0           0      20,000  126,200.00  443,800.00
Ann Schnitzer                           0           0           0           0        0.00         N/A
John P. Shobert                         0           0           0           0        0.00         N/A
Andrew M. Smith                         0           0           0           0        0.00         N/A
Linda Stadtler                          0           0           0           0        0.00         N/A
John T. Stinson                         0           0           0           0        0.00         N/A
Roxanne Stroud                          0           0           0           0        0.00         N/A
Josephine Thanner                       0           0           0           0        0.00         N/A
Charles W. Turnbaugh                    0           0           0           0        0.00         N/A
H Mebane Turner                         0           0           0           0        0.00         N/A
Jaymie S. Watts                         0           0           0           0        0.00         N/A
Harry K. Wells                          0           0           0           0        0.00         N/A
Johnny Williams                         0           0           0           0        0.00         N/A
Raynor Wolf                             0           0           0           0        0.00         N/A
Harry Wujek Jr                          0           0           0           0        0.00         N/A
William A. Wycoff                  20,000           0           0      20,000  126,200.00  443,800.00
- -----------------------------------------------------------------------------------------------------
TOTALS                            140,689           0           0     140,689     887,748   3,121,889



NQSO GRANT 12/17/91                                                                          5/2/95
           Database Grant #7A
                 Grant Price:       $6.31
                Market Value:      $28.50

                                                                                Cost of     Value of
                                Options     Options     Options    Remaining  Exercisable   Options
                                Granted    Exercised     Lapsed     Options     Options    After Cost
                               ----------------------------------------------------------------------
George F. Adams Jr                      0           0           0           0        0.00         N/A
Martha A. Bailey                        0           0           0           0        0.00         N/A
Beverly Birkmire                        0           0           0           0        0.00         N/A
Charles F. Black                        0           0           0           0        0.00         N/A
Mary V. Bormuth                         0           0           0           0        0.00         N/A
Bernie K. Brooks                        0           0           0           0        0.00         N/A
Barbara Brown                           0           0           0           0        0.00         N/A
Dale W. Bunce                           0           0           0           0        0.00         N/A
Ronald K. Calebaugh                     0           0           0           0        0.00         N/A
John F. Carroll III                     0           0           0           0        0.00         N/A
Juanita R. Cochrane                     0           0           0           0        0.00         N/A
Terence F. Daly                         0           0           0           0        0.00         N/A
Charles C. Dudley                       0           0           0           0        0.00         N/A
Dane R. Eckert                          0           0           0           0        0.00         N/A
Virginia D. Fish                        0           0           0           0        0.00         N/A
Paul Gebelein                           0           0           0           0        0.00         N/A
Kenneth R. Gift                         0           0           0           0        0.00         N/A
Joseph L. Gill                          0           0           0           0        0.00         N/A
Walter J. Gontarek III                  0           0           0           0        0.00         N/A
Harold T. Groft Jr                      0           0           0           0        0.00         N/A
Robert T. Guth                          0           0           0           0        0.00         N/A
Susan D. Gutierrez                      0           0           0           0        0.00         N/A
C Gordon Haines                         0           0           0           0        0.00         N/A
Helen Hansard                           0           0           0           0        0.00         N/A
Michele E. Heatwole                     0           0           0           0        0.00         N/A
Edward F. Hucks                         0           0           0           0        0.00         N/A
James C. Johnson III                9,651           0           0       9,651   60,897.81  214,155.69
Louis C. Kiessling III                  0           0           0           0        0.00         N/A
Thomas M. King                          0           0           0           0        0.00         N/A
Sandra B. Leerhoff-Rezac                0           0           0           0        0.00         N/A
Gail L. Letts                           0           0           0           0        0.00         N/A
John Maciolek Jr                        0           0           0           0        0.00         N/A
Allen G. Manuel                         0           0           0           0        0.00         N/A
Thomas R. Marvel                        0           0           0           0        0.00         N/A
Donald A. Mattran Jr                    0           0           0           0        0.00         N/A
James V. McAveney Jr                    0           0           0           0        0.00         N/A
Sheila R. McCracken                     0           0           0           0        0.00         N/A
Robert Merrick Jr                       0           0           0           0        0.00         N/A
John E. Mills                           0           0           0           0        0.00         N/A
Marshall W. Moore                       0           0           0           0        0.00         N/A
Paula M. Morgan                         0           0           0           0        0.00         N/A
Joseph W. Mosmiller                17,660           0           0      17,660  111,434.60  391,875.40
Dennis P. Neville                       0           0           0           0        0.00         N/A
Mary C. Neville                         0           0           0           0        0.00         N/A
John A. Nicodemus                       0           0           0           0        0.00         N/A
David F. Noyes                          0           0           0           0        0.00         N/A
Mary G. O'Hara                          0           0           0           0        0.00         N/A
Jacqueline M. Parks                     0           0           0           0        0.00         N/A
Peter J. Ponne                          0           0           0           0        0.00         N/A
John Pruitt                             0           0           0           0        0.00         N/A
Will Ranson                             0           0           0           0        0.00         N/A
Timothy J. Reynolds                     0           0           0           0        0.00         N/A
Margaret A. Rhodes                      0           0           0           0        0.00         N/A
Thomas G. Riehl                         0           0           0           0        0.00         N/A
Barry D. Rollins                        0           0           0           0        0.00         N/A
William G. Scaggs                       0           0           0           0        0.00         N/A
Charles C. Schmitt                      0           0           0           0        0.00         N/A
Ann Schnitzer                           0           0           0           0        0.00         N/A
John P. Shobert                         0           0           0           0        0.00         N/A
Andrew M. Smith                         0           0           0           0        0.00         N/A
Linda Stadtler                          0           0           0           0        0.00         N/A
John T. Stinson                         0           0           0           0        0.00         N/A
Roxanne Stroud                          0           0           0           0        0.00         N/A
Josephine Thanner                       0           0           0           0        0.00         N/A
Charles W. Turnbaugh                    0           0           0           0        0.00         N/A
H Mebane Turner                         0           0           0           0        0.00         N/A
Jaymie S. Watts                         0           0           0           0        0.00         N/A
Harry K. Wells                          0           0           0           0        0.00         N/A
Johnny Williams                         0           0           0           0        0.00         N/A
Raynor Wolf                             0           0           0           0        0.00         N/A
Harry Wujek Jr                          0           0           0           0        0.00         N/A
William A. Wycoff                       0           0           0           0        0.00         N/A
- -----------------------------------------------------------------------------------------------------
TOTALS                             27,311           0           0      27,311     172,332     606,031



ISO GRANT 1/21/92                                                                            5/2/95
            Database Grant #8
                 Grant Price:       $8.13
                Market Value:      $28.50

                                                                                Cost of     Value of
                                Options     Options     Options    Remaining  Exercisable   Options
                                Granted    Exercised     Lapsed     Options     Options    After Cost
                               ----------------------------------------------------------------------
George F. Adams Jr                      0           0           0           0        0.00         N/A
Martha A. Bailey                        0           0           0           0        0.00         N/A
Beverly Birkmire                        0           0           0           0        0.00         N/A
Charles F. Black                        0           0           0           0        0.00         N/A
Mary V. Bormuth                         0           0           0           0        0.00         N/A
Bernie K. Brooks                        0           0           0           0        0.00         N/A
Barbara Brown                           0           0           0           0        0.00         N/A
Dale W. Bunce                           0           0           0           0        0.00         N/A
Ronald K. Calebaugh                     0           0           0           0        0.00         N/A
John F. Carroll III                     0           0           0           0        0.00         N/A
Juanita R. Cochrane                     0           0           0           0        0.00         N/A
Terence F. Daly                         0           0           0           0        0.00         N/A
Charles C. Dudley                       0           0           0           0        0.00         N/A
Dane R. Eckert                          0           0           0           0        0.00         N/A
Virginia D. Fish                        0           0           0           0        0.00         N/A
Paul Gebelein                           0           0           0           0        0.00         N/A
Kenneth R. Gift                         0           0           0           0        0.00         N/A
Joseph L. Gill                          0           0           0           0        0.00         N/A
Walter J. Gontarek III                  0           0           0           0        0.00         N/A
Harold T. Groft Jr                      0           0           0           0        0.00         N/A
Robert T. Guth                          0           0           0           0        0.00         N/A
Susan D. Gutierrez                      0           0           0           0        0.00         N/A
C Gordon Haines                         0           0           0           0        0.00         N/A
Helen Hansard                           0           0           0           0        0.00         N/A
Michele E. Heatwole                     0           0           0           0        0.00         N/A
Edward F. Hucks                         0           0           0           0        0.00         N/A
James C. Johnson III                    0           0           0           0        0.00         N/A
Louis C. Kiessling III                  0           0           0           0        0.00         N/A
Thomas M. King                          0           0           0           0        0.00         N/A
Sandra B. Leerhoff-Rezac                0           0           0           0        0.00         N/A
Gail L. Letts                           0           0           0           0        0.00         N/A
John Maciolek Jr                        0           0           0           0        0.00         N/A
Allen G. Manuel                         0           0           0           0        0.00         N/A
Thomas R. Marvel                        0           0           0           0        0.00         N/A
Donald A. Mattran Jr                    0           0           0           0        0.00         N/A
James V. McAveney Jr                1,678           0           0       1,678   13,633.75   34,189.25
Sheila R. McCracken                     0           0           0           0        0.00         N/A
Robert Merrick Jr                       0           0           0           0        0.00         N/A
John E. Mills                           0           0           0           0        0.00         N/A
Marshall W. Moore                       0           0           0           0        0.00         N/A
Paula M. Morgan                         0           0           0           0        0.00         N/A
Joseph W. Mosmiller                     0           0           0           0        0.00         N/A
Dennis P. Neville                       0           0           0           0        0.00         N/A
Mary C. Neville                         0           0           0           0        0.00         N/A
John A. Nicodemus                       0           0           0           0        0.00         N/A
David F. Noyes                          0           0           0           0        0.00         N/A
Mary G. O'Hara                          0           0           0           0        0.00         N/A
Jacqueline M. Parks                     0           0           0           0        0.00         N/A
Peter J. Ponne                          0           0           0           0        0.00         N/A
John Pruitt                             0           0           0           0        0.00         N/A
Will Ranson                             0           0           0           0        0.00         N/A
Timothy J. Reynolds                     0           0           0           0        0.00         N/A
Margaret A. Rhodes                      0           0           0           0        0.00         N/A
Thomas G. Riehl                         0           0           0           0        0.00         N/A
Barry D. Rollins                        0           0           0           0        0.00         N/A
William G. Scaggs                       0           0           0           0        0.00         N/A
Charles C. Schmitt                      0           0           0           0        0.00         N/A
Ann Schnitzer                           0           0           0           0        0.00         N/A
John P. Shobert                         0           0           0           0        0.00         N/A
Andrew M. Smith                         0           0           0           0        0.00         N/A
Linda Stadtler                          0           0           0           0        0.00         N/A
John T. Stinson                         0           0           0           0        0.00         N/A
Roxanne Stroud                          0           0           0           0        0.00         N/A
Josephine Thanner                       0           0           0           0        0.00         N/A
Charles W. Turnbaugh                    0           0           0           0        0.00         N/A
H Mebane Turner                         0           0           0           0        0.00         N/A
Jaymie S. Watts                         0           0           0           0        0.00         N/A
Harry K. Wells                          0           0           0           0        0.00         N/A
Johnny Williams                         0           0           0           0        0.00         N/A
Raynor Wolf                             0           0           0           0        0.00         N/A
Harry Wujek Jr                          0           0           0           0        0.00         N/A
William A. Wycoff                       0           0           0           0        0.00         N/A
- -----------------------------------------------------------------------------------------------------
TOTALS                              1,678           0           0       1,678      13,634      34,189



NQSO GRANT 1/21/92                                                                           5/2/95
           Database Grant #8A
                 Grant Price:       $8.13
                Market Value:      $28.50

                                                                                Cost of     Value of
                                Options     Options     Options    Remaining  Exercisable   Options
                                Granted    Exercised     Lapsed     Options     Options    After Cost
                               ----------------------------------------------------------------------
George F. Adams Jr                      0           0           0           0        0.00         N/A
Martha A. Bailey                        0           0           0           0        0.00         N/A
Beverly Birkmire                        0           0           0           0        0.00         N/A
Charles F. Black                        0           0           0           0        0.00         N/A
Mary V. Bormuth                         0           0           0           0        0.00         N/A
Bernie K. Brooks                        0           0           0           0        0.00         N/A
Barbara Brown                           0           0           0           0        0.00         N/A
Dale W. Bunce                           0           0           0           0        0.00         N/A
Ronald K. Calebaugh                     0           0           0           0        0.00         N/A
John F. Carroll III                     0           0           0           0        0.00         N/A
Juanita R. Cochrane                     0           0           0           0        0.00         N/A
Terence F. Daly                         0           0           0           0        0.00         N/A
Charles C. Dudley                       0           0           0           0        0.00         N/A
Dane R. Eckert                          0           0           0           0        0.00         N/A
Virginia D. Fish                        0           0           0           0        0.00         N/A
Paul Gebelein                           0           0           0           0        0.00         N/A
Kenneth R. Gift                         0           0           0           0        0.00         N/A
Joseph L. Gill                          0           0           0           0        0.00         N/A
Walter J. Gontarek III                  0           0           0           0        0.00         N/A
Harold T. Groft Jr                      0           0           0           0        0.00         N/A
Robert T. Guth                          0           0           0           0        0.00         N/A
Susan D. Gutierrez                      0           0           0           0        0.00         N/A
C Gordon Haines                         0           0           0           0        0.00         N/A
Helen Hansard                           0           0           0           0        0.00         N/A
Michele E. Heatwole                     0           0           0           0        0.00         N/A
Edward F. Hucks                         0           0           0           0        0.00         N/A
James C. Johnson III                    0           0           0           0        0.00         N/A
Louis C. Kiessling III                  0           0           0           0        0.00         N/A
Thomas M. King                          0           0           0           0        0.00         N/A
Sandra B. Leerhoff-Rezac                0           0           0           0        0.00         N/A
Gail L. Letts                           0           0           0           0        0.00         N/A
John Maciolek Jr                        0           0           0           0        0.00         N/A
Allen G. Manuel                         0           0           0           0        0.00         N/A
Thomas R. Marvel                        0           0           0           0        0.00         N/A
Donald A. Mattran Jr                    0           0           0           0        0.00         N/A
James V. McAveney Jr                4,322           0           0       4,322   35,116.25   88,060.75
Sheila R. McCracken                     0           0           0           0        0.00         N/A
Robert Merrick Jr                       0           0           0           0        0.00         N/A
John E. Mills                           0           0           0           0        0.00         N/A
Marshall W. Moore                       0           0           0           0        0.00         N/A
Paula M. Morgan                         0           0           0           0        0.00         N/A
Joseph W. Mosmiller                     0           0           0           0        0.00         N/A
Dennis P. Neville                       0           0           0           0        0.00         N/A
Mary C. Neville                         0           0           0           0        0.00         N/A
John A. Nicodemus                       0           0           0           0        0.00         N/A
David F. Noyes                          0           0           0           0        0.00         N/A
Mary G. O'Hara                          0           0           0           0        0.00         N/A
Jacqueline M. Parks                     0           0           0           0        0.00         N/A
Peter J. Ponne                          0           0           0           0        0.00         N/A
John Pruitt                             0           0           0           0        0.00         N/A
Will Ranson                             0           0           0           0        0.00         N/A
Timothy J. Reynolds                     0           0           0           0        0.00         N/A
Margaret A. Rhodes                      0           0           0           0        0.00         N/A
Thomas G. Riehl                         0           0           0           0        0.00         N/A
Barry D. Rollins                        0           0           0           0        0.00         N/A
William G. Scaggs                       0           0           0           0        0.00         N/A
Charles C. Schmitt                      0           0           0           0        0.00         N/A
Ann Schnitzer                           0           0           0           0        0.00         N/A
John P. Shobert                         0           0           0           0        0.00         N/A
Andrew M. Smith                         0           0           0           0        0.00         N/A
Linda Stadtler                          0           0           0           0        0.00         N/A
John T. Stinson                         0           0           0           0        0.00         N/A
Roxanne Stroud                          0           0           0           0        0.00         N/A
Josephine Thanner                       0           0           0           0        0.00         N/A
Charles W. Turnbaugh                    0           0           0           0        0.00         N/A
H Mebane Turner                         0           0           0           0        0.00         N/A
Jaymie S. Watts                         0           0           0           0        0.00         N/A
Harry K. Wells                          0           0           0           0        0.00         N/A
Johnny Williams                         0           0           0           0        0.00         N/A
Raynor Wolf                             0           0           0           0        0.00         N/A
Harry Wujek Jr                          0           0           0           0        0.00         N/A
William A. Wycoff                       0           0           0           0        0.00         N/A
- -----------------------------------------------------------------------------------------------------
TOTALS                              4,322           0           0       4,322      35,116      88,061



ISO GRANT 6/15/93                                                                             5/2/95
         Database Grant #10
               Grant Price:      $13.37
              Market Value:      $28.50

                                                                               Cost of       Value of
                              Options     Options     Options    Remaining    Exercisable    Options
                              Granted    Exercised     Lapsed     Options       Options     After Cost
                            ---------------------------------------------------------------------------
George F. Adams Jr                    0           0           0           0           0.00         N/A
Martha A. Bailey                      0           0           0           0           0.00         N/A
Beverly Birkmire                      0           0           0           0           0.00         N/A
Charles F. Black                      0           0           0           0           0.00         N/A
Mary V. Bormuth                       0           0           0           0           0.00         N/A
Bernie K. Brooks                      0           0           0           0           0.00         N/A
Barbara Brown                         0           0           0           0           0.00         N/A
Dale W. Bunce                         0           0           0           0           0.00         N/A
Ronald K. Calebaugh                   0           0           0           0           0.00         N/A
John F. Carroll III                   0           0           0           0           0.00         N/A
Juanita R. Cochrane                   0           0           0           0           0.00         N/A
Terence F. Daly                       0           0           0           0           0.00         N/A
Charles C. Dudley                     0           0           0           0           0.00         N/A
Dane R. Eckert                        0           0           0           0           0.00         N/A
Virginia D. Fish                      0           0           0           0           0.00         N/A
Paul Gebelein                         0           0           0           0           0.00         N/A
Kenneth R. Gift                       0           0           0           0           0.00         N/A
Joseph L. Gill                        0           0           0           0           0.00         N/A
Walter J. Gontarek III                0           0           0           0           0.00         N/A
Harold T. Groft Jr                    0           0           0           0           0.00         N/A
Robert T. Guth                        0           0           0           0           0.00         N/A
Susan D. Gutierrez                    0           0           0           0           0.00         N/A
C Gordon Haines                       0           0           0           0           0.00         N/A
Helen Hansard                         0           0           0           0           0.00         N/A
Michele E. Heatwole                   0           0           0           0           0.00         N/A
Edward F. Hucks                       0           0           0           0           0.00         N/A
James C. Johnson III                  0           0           0           0           0.00         N/A
Louis C. Kiessling III                0           0           0           0           0.00         N/A
Thomas M. King                        0           0           0           0           0.00         N/A
Sandra B. Leerhoff-Rezac              0           0           0           0           0.00         N/A
Gail L. Letts                         0           0           0           0           0.00         N/A
John Maciolek Jr                      0           0           0           0           0.00         N/A
Allen G. Manuel                       0           0           0           0           0.00         N/A
Thomas R. Marvel                    290           0           0         290       3,877.30    4,387.70
Donald A. Mattran Jr                  0           0           0           0           0.00         N/A
James V. McAveney Jr                  0           0           0           0           0.00         N/A
Sheila R. McCracken                   0           0           0           0           0.00         N/A
Robert Merrick Jr                     0           0           0           0           0.00         N/A
John E. Mills                         0           0           0           0           0.00         N/A
Marshall W. Moore                     0           0           0           0           0.00         N/A
Paula M. Morgan                       0           0           0           0           0.00         N/A
Joseph W. Mosmiller                   0           0           0           0           0.00         N/A
Dennis P. Neville                     0           0           0           0           0.00         N/A
Mary C. Neville                       0           0           0           0           0.00         N/A
John A. Nicodemus                     0           0           0           0           0.00         N/A
David F. Noyes                        0           0           0           0           0.00         N/A
Mary G. O'Hara                        0           0           0           0           0.00         N/A
Jacqueline M. Parks                   0           0           0           0           0.00         N/A
Peter J. Ponne                        0           0           0           0           0.00         N/A
John Pruitt                           0           0           0           0           0.00         N/A
Will Ranson                           0           0           0           0           0.00         N/A
Timothy J. Reynolds                   0           0           0           0           0.00         N/A
Margaret A. Rhodes                    0           0           0           0           0.00         N/A
Thomas G. Riehl                       0           0           0           0           0.00         N/A
Barry D. Rollins                      0           0           0           0           0.00         N/A
William G. Scaggs                     0           0           0           0           0.00         N/A
Charles C. Schmitt                  290           0           0         290       3,877.30    4,387.70
Ann Schnitzer                         0           0           0           0           0.00         N/A
John P. Shobert                       0           0           0           0           0.00         N/A
Andrew M. Smith                       0           0           0           0           0.00         N/A
Linda Stadtler                        0           0           0           0           0.00         N/A
John T. Stinson                       0           0           0           0           0.00         N/A
Roxanne Stroud                        0           0           0           0           0.00         N/A
Josephine Thanner                     0           0           0           0           0.00         N/A
Charles W. Turnbaugh                  0           0           0           0           0.00         N/A
H Mebane Turner                       0           0           0           0           0.00         N/A
Jaymie S. Watts                       0           0           0           0           0.00         N/A
Harry K. Wells                        0           0           0           0           0.00         N/A
Johnny Williams                       0           0           0           0           0.00         N/A
Raynor Wolf                           0           0           0           0           0.00         N/A
Harry Wujek Jr                        0           0           0           0           0.00         N/A
William A. Wycoff                   290           0           0         290       3,877.30    4,387.70
- -------------------------------------------------------------------------------------------------------
TOTALS                              870           0           0         870         11,632      13,163



NQSO GRANT 6/15/93                                                                           5/2/95
          Database Grant #10A
                 Grant Price:      $13.37
                Market Value:      $28.50

                                                                                Cost of     Value of
                                Options     Options     Options    Remaining  Exercisable   Options
                                Granted    Exercised     Lapsed     Options     Options    After Cost
                               ----------------------------------------------------------------------
George F. Adams Jr                      0           0           0           0        0.00         N/A
Martha A. Bailey                        0           0           0           0        0.00         N/A
Beverly Birkmire                        0           0           0           0        0.00         N/A
Charles F. Black                        0           0           0           0        0.00         N/A
Mary V. Bormuth                         0           0           0           0        0.00         N/A
Bernie K. Brooks                        0           0           0           0        0.00         N/A
Barbara Brown                           0           0           0           0        0.00         N/A
Dale W. Bunce                           0           0           0           0        0.00         N/A
Ronald K. Calebaugh                     0           0           0           0        0.00         N/A
John F. Carroll III                     0           0           0           0        0.00         N/A
Juanita R. Cochrane                     0           0           0           0        0.00         N/A
Terence F. Daly                         0           0           0           0        0.00         N/A
Charles C. Dudley                       0           0           0           0        0.00         N/A
Dane R. Eckert                          0           0           0           0        0.00         N/A
Virginia D. Fish                        0           0           0           0        0.00         N/A
Paul Gebelein                           0           0           0           0        0.00         N/A
Kenneth R. Gift                         0           0           0           0        0.00         N/A
Joseph L. Gill                          0           0           0           0        0.00         N/A
Walter J. Gontarek III                  0           0           0           0        0.00         N/A
Harold T. Groft Jr                      0           0           0           0        0.00         N/A
Robert T. Guth                          0           0           0           0        0.00         N/A
Susan D. Gutierrez                      0           0           0           0        0.00         N/A
C Gordon Haines                         0           0           0           0        0.00         N/A
Helen Hansard                           0           0           0           0        0.00         N/A
Michele E. Heatwole                     0           0           0           0        0.00         N/A
Edward F. Hucks                         0           0           0           0        0.00         N/A
James C. Johnson III                7,000           0           0       7,000   93,590.00  105,910.00
Louis C. Kiessling III                  0           0           0           0        0.00         N/A
Thomas M. King                          0           0           0           0        0.00         N/A
Sandra B. Leerhoff-Rezac                0           0           0           0        0.00         N/A
Gail L. Letts                           0           0           0           0        0.00         N/A
John Maciolek Jr                        0           0           0           0        0.00         N/A
Allen G. Manuel                         0           0           0           0        0.00         N/A
Thomas R. Marvel                    3,710           0           0       3,710   49,602.70   56,132.30
Donald A. Mattran Jr                    0           0           0           0        0.00         N/A
James V. McAveney Jr                4,000           0           0       4,000   53,480.00   60,520.00
Sheila R. McCracken                     0           0           0           0        0.00         N/A
Robert Merrick Jr                       0           0           0           0        0.00         N/A
John E. Mills                           0           0           0           0        0.00         N/A
Marshall W. Moore                       0           0           0           0        0.00         N/A
Paula M. Morgan                         0           0           0           0        0.00         N/A
Joseph W. Mosmiller                 7,000           0           0       7,000   93,590.00  105,910.00
Dennis P. Neville                       0           0           0           0        0.00         N/A
Mary C. Neville                         0           0           0           0        0.00         N/A
John A. Nicodemus                       0           0           0           0        0.00         N/A
David F. Noyes                          0           0           0           0        0.00         N/A
Mary G. O'Hara                          0           0           0           0        0.00         N/A
Jacqueline M. Parks                     0           0           0           0        0.00         N/A
Peter J. Ponne                          0           0           0           0        0.00         N/A
John Pruitt                             0           0           0           0        0.00         N/A
Will Ranson                             0           0           0           0        0.00         N/A
Timothy J. Reynolds                     0           0           0           0        0.00         N/A
Margaret A. Rhodes                      0           0           0           0        0.00         N/A
Thomas G. Riehl                         0           0           0           0        0.00         N/A
Barry D. Rollins                        0           0           0           0        0.00         N/A
William G. Scaggs                       0           0           0           0        0.00         N/A
Charles C. Schmitt                  3,710           0           0       3,710   49,602.70   56,132.30
Ann Schnitzer                           0           0           0           0        0.00         N/A
John P. Shobert                         0           0           0           0        0.00         N/A
Andrew M. Smith                         0           0           0           0        0.00         N/A
Linda Stadtler                          0           0           0           0        0.00         N/A
John T. Stinson                         0           0           0           0        0.00         N/A
Roxanne Stroud                          0           0           0           0        0.00         N/A
Josephine Thanner                       0           0           0           0        0.00         N/A
Charles W. Turnbaugh                    0           0           0           0        0.00         N/A
H Mebane Turner                         0           0           0           0        0.00         N/A
Jaymie S. Watts                         0           0           0           0        0.00         N/A
Harry K. Wells                          0           0           0           0        0.00         N/A
Johnny Williams                         0           0           0           0        0.00         N/A
Raynor Wolf                             0           0           0           0        0.00         N/A
Harry Wujek Jr                          0           0           0           0        0.00         N/A
William A. Wycoff                   3,710           0           0       3,710   49,602.70   56,132.30
- -----------------------------------------------------------------------------------------------------
TOTALS                             29,130           0           0      29,130     389,468     440,737



ISO GRANT 12/21/93                                                                           5/2/95
           Database Grant #11
                 Grant Price:      $15.50
                Market Value:      $28.50

                                                                                Cost of     Value of
                                Options     Options     Options    Remaining  Exercisable   Options
                                Granted    Exercised     Lapsed     Options     Options    After Cost
                               ----------------------------------------------------------------------
George F. Adams Jr                      0           0           0           0        0.00         N/A
Martha A. Bailey                        0           0           0           0        0.00         N/A
Beverly Birkmire                        0           0           0           0        0.00         N/A
Charles F. Black                        0           0           0           0        0.00         N/A
Mary V. Bormuth                         0           0           0           0        0.00         N/A
Bernie K. Brooks                        0           0           0           0        0.00         N/A
Barbara Brown                           0           0           0           0        0.00         N/A
Dale W. Bunce                           0           0           0           0        0.00         N/A
Ronald K. Calebaugh                     0           0           0           0        0.00         N/A
John F. Carroll III                 3,000           0           0       3,000   46,500.00   39,000.00
Juanita R. Cochrane                     0           0           0           0        0.00         N/A
Terence F. Daly                     2,000           0           0       2,000   31,000.00   26,000.00
Charles C. Dudley                       0           0           0           0        0.00         N/A
Dane R. Eckert                          0           0           0           0        0.00         N/A
Virginia D. Fish                        0           0           0           0        0.00         N/A
Paul Gebelein                           0           0           0           0        0.00         N/A
Kenneth R. Gift                     3,000           0           0       3,000   46,500.00   39,000.00
Joseph L. Gill                          0           0           0           0        0.00         N/A
Walter J. Gontarek III                  0           0           0           0        0.00         N/A
Harold T. Groft Jr                      0           0           0           0        0.00         N/A
Robert T. Guth                          0           0           0           0        0.00         N/A
Susan D. Gutierrez                      0           0           0           0        0.00         N/A
C Gordon Haines                         0           0           0           0        0.00         N/A
Helen Hansard                           0           0           0           0        0.00         N/A
Michele E. Heatwole                     0           0           0           0        0.00         N/A
Edward F. Hucks                         0           0           0           0        0.00         N/A
James C. Johnson III                    0           0           0           0        0.00         N/A
Louis C. Kiessling III              3,000           0           0       3,000   46,500.00   39,000.00
Thomas M. King                      3,000           0           0       3,000   46,500.00   39,000.00
Sandra B. Leerhoff-Rezac                0           0           0           0        0.00         N/A
Gail L. Letts                       3,000           0           0       3,000   46,500.00   39,000.00
John Maciolek Jr                        0           0           0           0        0.00         N/A
Allen G. Manuel                         0           0           0           0        0.00         N/A
Thomas R. Marvel                        0           0           0           0        0.00         N/A
Donald A. Mattran Jr                    0           0           0           0        0.00         N/A
James V. McAveney Jr                    0           0           0           0        0.00         N/A
Sheila R. McCracken                 3,000           0           0       3,000   46,500.00   39,000.00
Robert Merrick Jr                       0           0           0           0        0.00         N/A
John E. Mills                       3,000           0           0       3,000   46,500.00   39,000.00
Marshall W. Moore                       0           0           0           0        0.00         N/A
Paula M. Morgan                         0           0           0           0        0.00         N/A
Joseph W. Mosmiller                     0           0           0           0        0.00         N/A
Dennis P. Neville                   3,000           0           0       3,000   46,500.00   39,000.00
Mary C. Neville                         0           0           0           0        0.00         N/A
John A. Nicodemus                   3,000           0           0       3,000   46,500.00   39,000.00
David F. Noyes                      3,000           0           0       3,000   46,500.00   39,000.00
Mary G. O'Hara                          0           0           0           0        0.00         N/A
Jacqueline M. Parks                     0           0           0           0        0.00         N/A
Peter J. Ponne                      5,000       2,500           0       2,500   38,750.00   32,500.00
John Pruitt                             0           0           0           0        0.00         N/A
Will Ranson                             0           0           0           0        0.00         N/A
Timothy J. Reynolds                     0           0           0           0        0.00         N/A
Margaret A. Rhodes                  3,000           0           0       3,000   46,500.00   39,000.00
Thomas G. Riehl                     2,000           0           0       2,000   31,000.00   26,000.00
Barry D. Rollins                    2,000           0           0       2,000   31,000.00   26,000.00
William G. Scaggs                       0           0           0           0        0.00         N/A
Charles C. Schmitt                      0           0           0           0        0.00         N/A
Ann Schnitzer                           0           0           0           0        0.00         N/A
John P. Shobert                     3,000           0           0       3,000   46,500.00   39,000.00
Andrew M. Smith                     3,000           0           0       3,000   46,500.00   39,000.00
Linda Stadtler                      2,000           0           0       2,000   31,000.00   26,000.00
John T. Stinson                         0           0           0           0        0.00         N/A
Roxanne Stroud                      2,000           0           0       2,000   31,000.00   26,000.00
Josephine Thanner                       0           0           0           0        0.00         N/A
Charles W. Turnbaugh                3,000           0           0       3,000   46,500.00   39,000.00
H Mebane Turner                         0           0           0           0        0.00         N/A
Jaymie S. Watts                         0           0           0           0        0.00         N/A
Harry K. Wells                          0           0           0           0        0.00         N/A
Johnny Williams                     5,000           0           0       5,000   77,500.00   65,000.00
Raynor Wolf                             0           0           0           0        0.00         N/A
Harry Wujek Jr                          0           0           0           0        0.00         N/A
William A. Wycoff                       0           0           0           0        0.00         N/A
- -----------------------------------------------------------------------------------------------------
TOTALS                             62,000       2,500           0      59,500     922,250     773,500



NQSO GRANT 12/21/93                                                                          5/2/95
          Database Grant #11A
                 Grant Price:      $15.50
                Market Value:      $28.50

                                                                                Cost of     Value of
                                Options     Options     Options    Remaining  Exercisable   Options
                                Granted    Exercised     Lapsed     Options     Options    After Cost
                               ----------------------------------------------------------------------
George F. Adams Jr                      0           0           0           0        0.00         N/A
Martha A. Bailey                        0           0           0           0        0.00         N/A
Beverly Birkmire                        0           0           0           0        0.00         N/A
Charles F. Black                        0           0           0           0        0.00         N/A
Mary V. Bormuth                         0           0           0           0        0.00         N/A
Bernie K. Brooks                        0           0           0           0        0.00         N/A
Barbara Brown                           0           0           0           0        0.00         N/A
Dale W. Bunce                           0           0           0           0        0.00         N/A
Ronald K. Calebaugh                     0           0           0           0        0.00         N/A
John F. Carroll III                     0           0           0           0        0.00         N/A
Juanita R. Cochrane                     0           0           0           0        0.00         N/A
Terence F. Daly                         0           0           0           0        0.00         N/A
Charles C. Dudley                       0           0           0           0        0.00         N/A
Dane R. Eckert                          0           0           0           0        0.00         N/A
Virginia D. Fish                        0           0           0           0        0.00         N/A
Paul Gebelein                           0           0           0           0        0.00         N/A
Kenneth R. Gift                         0           0           0           0        0.00         N/A
Joseph L. Gill                          0           0           0           0        0.00         N/A
Walter J. Gontarek III                  0           0           0           0        0.00         N/A
Harold T. Groft Jr                      0           0           0           0        0.00         N/A
Robert T. Guth                          0           0           0           0        0.00         N/A
Susan D. Gutierrez                      0           0           0           0        0.00         N/A
C Gordon Haines                         0           0           0           0        0.00         N/A
Helen Hansard                           0           0           0           0        0.00         N/A
Michele E. Heatwole                     0           0           0           0        0.00         N/A
Edward F. Hucks                         0           0           0           0        0.00         N/A
James C. Johnson III                6,500           0           0       6,500  100,750.00   84,500.00
Louis C. Kiessling III                  0           0           0           0        0.00         N/A
Thomas M. King                          0           0           0           0        0.00         N/A
Sandra B. Leerhoff-Rezac                0           0           0           0        0.00         N/A
Gail L. Letts                           0           0           0           0        0.00         N/A
John Maciolek Jr                        0           0           0           0        0.00         N/A
Allen G. Manuel                         0           0           0           0        0.00         N/A
Thomas R. Marvel                    6,500           0           0       6,500  100,750.00   84,500.00
Donald A. Mattran Jr                    0           0           0           0        0.00         N/A
James V. McAveney Jr                6,500           0           0       6,500  100,750.00   84,500.00
Sheila R. McCracken                     0           0           0           0        0.00         N/A
Robert Merrick Jr                       0           0           0           0        0.00         N/A
John E. Mills                           0           0           0           0        0.00         N/A
Marshall W. Moore                       0           0           0           0        0.00         N/A
Paula M. Morgan                         0           0           0           0        0.00         N/A
Joseph W. Mosmiller                 6,500           0           0       6,500  100,750.00   84,500.00
Dennis P. Neville                       0           0           0           0        0.00         N/A
Mary C. Neville                         0           0           0           0        0.00         N/A
John A. Nicodemus                       0           0           0           0        0.00         N/A
David F. Noyes                          0           0           0           0        0.00         N/A
Mary G. O'Hara                          0           0           0           0        0.00         N/A
Jacqueline M. Parks                     0           0           0           0        0.00         N/A
Peter J. Ponne                          0           0           0           0        0.00         N/A
John Pruitt                             0           0           0           0        0.00         N/A
Will Ranson                             0           0           0           0        0.00         N/A
Timothy J. Reynolds                     0           0           0           0        0.00         N/A
Margaret A. Rhodes                      0           0           0           0        0.00         N/A
Thomas G. Riehl                         0           0           0           0        0.00         N/A
Barry D. Rollins                        0           0           0           0        0.00         N/A
William G. Scaggs                       0           0           0           0        0.00         N/A
Charles C. Schmitt                  6,500           0           0       6,500  100,750.00   84,500.00
Ann Schnitzer                           0           0           0           0        0.00         N/A
John P. Shobert                         0           0           0           0        0.00         N/A
Andrew M. Smith                         0           0           0           0        0.00         N/A
Linda Stadtler                          0           0           0           0        0.00         N/A
John T. Stinson                         0           0           0           0        0.00         N/A
Roxanne Stroud                          0           0           0           0        0.00         N/A
Josephine Thanner                       0           0           0           0        0.00         N/A
Charles W. Turnbaugh                    0           0           0           0        0.00         N/A
H Mebane Turner                         0           0           0           0        0.00         N/A
Jaymie S. Watts                         0           0           0           0        0.00         N/A
Harry K. Wells                          0           0           0           0        0.00         N/A
Johnny Williams                         0           0           0           0        0.00         N/A
Raynor Wolf                             0           0           0           0        0.00         N/A
Harry Wujek Jr                          0           0           0           0        0.00         N/A
William A. Wycoff                   6,500           0           0       6,500  100,750.00   84,500.00
- -----------------------------------------------------------------------------------------------------
TOTALS                             39,000           0           0      39,000     604,500     507,000



GRANT 6/23/94                                                                                5/2/95
     Database Grants 12 & 12A
                 Grant Price:      $21.62
                Market Value:      $28.50

                                                                                Cost of     Value of
                                Options     Options     Options    Remaining  Exercisable   Options
                                Granted    Exercised     Lapsed     Options     Options    After Cost
                               ----------------------------------------------------------------------
George F. Adams Jr                      0           0           0           0        0.00         N/A
Martha A. Bailey                        0           0           0           0        0.00         N/A
Beverly Birkmire                        0           0           0           0        0.00         N/A
Charles F. Black                        0           0           0           0        0.00         N/A
Mary V. Bormuth                         0           0           0           0        0.00         N/A
Bernie K. Brooks                        0           0           0           0        0.00         N/A
Barbara Brown                           0           0           0           0        0.00         N/A
Dale W. Bunce                           0           0           0           0        0.00         N/A
Ronald K. Calebaugh                     0           0           0           0        0.00         N/A
John F. Carroll III                     0           0           0           0        0.00         N/A
Juanita R. Cochrane                     0           0           0           0        0.00         N/A
Terence F. Daly                         0           0           0           0        0.00         N/A
Charles C. Dudley                       0           0           0           0        0.00         N/A
Dane R. Eckert                          0           0           0           0        0.00         N/A
Virginia D. Fish                        0           0           0           0        0.00         N/A
Paul Gebelein                           0           0           0           0        0.00         N/A
Kenneth R. Gift                         0           0           0           0        0.00         N/A
Joseph L. Gill                          0           0           0           0        0.00         N/A
Walter J. Gontarek III                  0           0           0           0        0.00         N/A
Harold T. Groft Jr                      0           0           0           0        0.00         N/A
Robert T. Guth                          0           0           0           0        0.00         N/A
Susan D. Gutierrez                      0           0           0           0        0.00         N/A
C Gordon Haines                         0           0           0           0        0.00         N/A
Helen Hansard                           0           0           0           0        0.00         N/A
Michele E. Heatwole                     0           0           0           0        0.00         N/A
Edward F. Hucks                         0           0           0           0        0.00         N/A
James C. Johnson III               15,000           0           0      15,000  324,300.00  103,200.00
Louis C. Kiessling III                  0           0           0           0        0.00         N/A
Thomas M. King                          0           0           0           0        0.00         N/A
Sandra B. Leerhoff-Rezac                0           0           0           0        0.00         N/A
Gail L. Letts                           0           0           0           0        0.00         N/A
John Maciolek Jr                        0           0           0           0        0.00         N/A
Allen G. Manuel                         0           0           0           0        0.00         N/A
Thomas R. Marvel                    5,000           0           0       5,000  108,100.00   34,400.00
Donald A. Mattran Jr                    0           0           0           0        0.00         N/A
James V. McAveney Jr                5,000           0           0       5,000  108,100.00   34,400.00
Sheila R. McCracken                     0           0           0           0        0.00         N/A
Robert Merrick Jr                       0           0           0           0        0.00         N/A
John E. Mills                           0           0           0           0        0.00         N/A
Marshall W. Moore                       0           0           0           0        0.00         N/A
Paula M. Morgan                         0           0           0           0        0.00         N/A
Joseph W. Mosmiller                15,000           0           0      15,000  324,300.00  103,200.00
Dennis P. Neville                       0           0           0           0        0.00         N/A
Mary C. Neville                         0           0           0           0        0.00         N/A
John A. Nicodemus                       0           0           0           0        0.00         N/A
David F. Noyes                          0           0           0           0        0.00         N/A
Mary G. O'Hara                          0           0           0           0        0.00         N/A
Jacqueline M. Parks                     0           0           0           0        0.00         N/A
Peter J. Ponne                          0           0           0           0        0.00         N/A
John Pruitt                             0           0           0           0        0.00         N/A
Will Ranson                             0           0           0           0        0.00         N/A
Timothy J. Reynolds                     0           0           0           0        0.00         N/A
Margaret A. Rhodes                      0           0           0           0        0.00         N/A
Thomas G. Riehl                         0           0           0           0        0.00         N/A
Barry D. Rollins                        0           0           0           0        0.00         N/A
William G. Scaggs                       0           0           0           0        0.00         N/A
Charles C. Schmitt                  5,000           0           0       5,000  108,100.00   34,400.00
Ann Schnitzer                           0           0           0           0        0.00         N/A
John P. Shobert                         0           0           0           0        0.00         N/A
Andrew M. Smith                         0           0           0           0        0.00         N/A
Linda Stadtler                      1,000           0           0       1,000   21,620.00    6,880.00
John T. Stinson                         0           0           0           0        0.00         N/A
Roxanne Stroud                          0           0           0           0        0.00         N/A
Josephine Thanner                       0           0           0           0        0.00         N/A
Charles W. Turnbaugh                    0           0           0           0        0.00         N/A
H Mebane Turner                         0           0           0           0        0.00         N/A
Jaymie S. Watts                         0           0           0           0        0.00         N/A
Harry K. Wells                          0           0           0           0        0.00         N/A
Johnny Williams                         0           0           0           0        0.00         N/A
Raynor Wolf                             0           0           0           0        0.00         N/A
Harry Wujek Jr                          0           0           0           0        0.00         N/A
William A. Wycoff                   5,000           0           0       5,000  108,100.00   34,400.00
- -----------------------------------------------------------------------------------------------------
TOTALS                             51,000           0           0      51,000   1,102,620     350,880

Linda Stadtler was granted Incentive Stock Options, all other shares granted on this date were non-qualifying



ISO GRANT 2/28/95                                                                            5/2/95
           Database Grant #13
                 Grant Price:      $20.50
                Market Value:      $28.50

                                                                                Cost of     Value of
                                Options     Options     Options    Remaining  Exercisable   Options
                                Granted    Exercised     Lapsed     Options     Options    After Cost
                               ----------------------------------------------------------------------
George F. Adams Jr                      0           0           0           0        0.00         N/A
Martha A. Bailey                        0           0           0           0        0.00         N/A
Beverly Birkmire                        0           0           0           0        0.00         N/A
Charles F. Black                        0           0           0           0        0.00         N/A
Mary V. Bormuth                         0           0           0           0        0.00         N/A
Bernie K. Brooks                        0           0           0           0        0.00         N/A
Barbara Brown                           0           0           0           0        0.00         N/A
Dale W. Bunce                           0           0           0           0        0.00         N/A
Ronald K. Calebaugh                     0           0           0           0        0.00         N/A
John F. Carroll III                     0           0           0           0        0.00         N/A
Juanita R. Cochrane                     0           0           0           0        0.00         N/A
Terence F. Daly                         0           0           0           0        0.00         N/A
Charles C. Dudley                       0           0           0           0        0.00         N/A
Dane R. Eckert                          0           0           0           0        0.00         N/A
Virginia D. Fish                        0           0           0           0        0.00         N/A
Paul Gebelein                           0           0           0           0        0.00         N/A
Kenneth R. Gift                         0           0           0           0        0.00         N/A
Joseph L. Gill                          0           0           0           0        0.00         N/A
Walter J. Gontarek III                  0           0           0           0        0.00         N/A
Harold T. Groft Jr                      0           0           0           0        0.00         N/A
Robert T. Guth                          0           0           0           0        0.00         N/A
Susan D. Gutierrez                      0           0           0           0        0.00         N/A
C Gordon Haines                         0           0           0           0        0.00         N/A
Helen Hansard                           0           0           0           0        0.00         N/A
Michele E. Heatwole                 4,878           0           0       4,878   99,999.00   39,024.00
Edward F. Hucks                         0           0           0           0        0.00         N/A
James C. Johnson III                    0           0           0           0        0.00         N/A
Louis C. Kiessling III              4,878           0           0       4,878   99,999.00   39,024.00
Thomas M. King                          0           0           0           0        0.00         N/A
Sandra B. Leerhoff-Rezac                0           0           0           0        0.00         N/A
Gail L. Letts                           0           0           0           0        0.00         N/A
John Maciolek Jr                        0           0           0           0        0.00         N/A
Allen G. Manuel                         0           0           0           0        0.00         N/A
Thomas R. Marvel                        0           0           0           0        0.00         N/A
Donald A. Mattran Jr                    0           0           0           0        0.00         N/A
James V. McAveney Jr                    0           0           0           0        0.00         N/A
Sheila R. McCracken                     0           0           0           0        0.00         N/A
Robert Merrick Jr                       0           0           0           0        0.00         N/A
John E. Mills                           0           0           0           0        0.00         N/A
Marshall W. Moore                       0           0           0           0        0.00         N/A
Paula M. Morgan                         0           0           0           0        0.00         N/A
Joseph W. Mosmiller                     0           0           0           0        0.00         N/A
Dennis P. Neville                   4,878           0           0       4,878   99,999.00   39,024.00
Mary C. Neville                         0           0           0           0        0.00         N/A
John A. Nicodemus                       0           0           0           0        0.00         N/A
David F. Noyes                          0           0           0           0        0.00         N/A
Mary G. O'Hara                          0           0           0           0        0.00         N/A
Jacqueline M. Parks                     0           0           0           0        0.00         N/A
Peter J. Ponne                          0           0           0           0        0.00         N/A
John Pruitt                             0           0           0           0        0.00         N/A
Will Ranson                             0           0           0           0        0.00         N/A
Timothy J. Reynolds                     0           0           0           0        0.00         N/A
Margaret A. Rhodes                      0           0           0           0        0.00         N/A
Thomas G. Riehl                         0           0           0           0        0.00         N/A
Barry D. Rollins                        0           0           0           0        0.00         N/A
William G. Scaggs                       0           0           0           0        0.00         N/A
Charles C. Schmitt                      0           0           0           0        0.00         N/A
Ann Schnitzer                           0           0           0           0        0.00         N/A
John P. Shobert                         0           0           0           0        0.00         N/A
Andrew M. Smith                         0           0           0           0        0.00         N/A
Linda Stadtler                      4,878           0           0       4,878   99,999.00   39,024.00
John T. Stinson                         0           0           0           0        0.00         N/A
Roxanne Stroud                          0           0           0           0        0.00         N/A
Josephine Thanner                       0           0           0           0        0.00         N/A
Charles W. Turnbaugh                    0           0           0           0        0.00         N/A
H Mebane Turner                         0           0           0           0        0.00         N/A
Jaymie S. Watts                         0           0           0           0        0.00         N/A
Harry K. Wells                          0           0           0           0        0.00         N/A
Johnny Williams                         0           0           0           0        0.00         N/A
Raynor Wolf                             0           0           0           0        0.00         N/A
Harry Wujek Jr                          0           0           0           0        0.00         N/A
William A. Wycoff                       0           0           0           0        0.00         N/A
- -----------------------------------------------------------------------------------------------------
TOTALS                             19,512           0           0      19,512     399,996     156,096



NQSO GRANT 2/28/95                                                                           5/2/95
          Database Grant #13A
                 Grant Price:      $20.50
                Market Value:      $28.50

                                                                                Cost of     Value of
                                Options     Options     Options    Remaining  Exercisable   Options
                                Granted    Exercised     Lapsed     Options     Options    After Cost
                               ----------------------------------------------------------------------
George F. Adams Jr                      0           0           0           0        0.00         N/A
Martha A. Bailey                        0           0           0           0        0.00         N/A
Beverly Birkmire                        0           0           0           0        0.00         N/A
Charles F. Black                        0           0           0           0        0.00         N/A
Mary V. Bormuth                         0           0           0           0        0.00         N/A
Bernie K. Brooks                        0           0           0           0        0.00         N/A
Barbara Brown                           0           0           0           0        0.00         N/A
Dale W. Bunce                           0           0           0           0        0.00         N/A
Ronald K. Calebaugh                     0           0           0           0        0.00         N/A
John F. Carroll III                     0           0           0           0        0.00         N/A
Juanita R. Cochrane                     0           0           0           0        0.00         N/A
Terence F. Daly                         0           0           0           0        0.00         N/A
Charles C. Dudley                       0           0           0           0        0.00         N/A
Dane R. Eckert                          0           0           0           0        0.00         N/A
Virginia D. Fish                        0           0           0           0        0.00         N/A
Paul Gebelein                           0           0           0           0        0.00         N/A
Kenneth R. Gift                         0           0           0           0        0.00         N/A
Joseph L. Gill                          0           0           0           0        0.00         N/A
Walter J. Gontarek III                  0           0           0           0        0.00         N/A
Harold T. Groft Jr                      0           0           0           0        0.00         N/A
Robert T. Guth                          0           0           0           0        0.00         N/A
Susan D. Gutierrez                      0           0           0           0        0.00         N/A
C Gordon Haines                         0           0           0           0        0.00         N/A
Helen Hansard                           0           0           0           0        0.00         N/A
Michele E. Heatwole                   122           0           0         122    2,501.00      976.00
Edward F. Hucks                         0           0           0           0        0.00         N/A
James C. Johnson III                    0           0           0           0        0.00         N/A
Louis C. Kiessling III                122           0           0         122    2,501.00      976.00
Thomas M. King                          0           0           0           0        0.00         N/A
Sandra B. Leerhoff-Rezac                0           0           0           0        0.00         N/A
Gail L. Letts                           0           0           0           0        0.00         N/A
John Maciolek Jr                        0           0           0           0        0.00         N/A
Allen G. Manuel                         0           0           0           0        0.00         N/A
Thomas R. Marvel                        0           0           0           0        0.00         N/A
Donald A. Mattran Jr                    0           0           0           0        0.00         N/A
James V. McAveney Jr                    0           0           0           0        0.00         N/A
Sheila R. McCracken                     0           0           0           0        0.00         N/A
Robert Merrick Jr                       0           0           0           0        0.00         N/A
John E. Mills                           0           0           0           0        0.00         N/A
Marshall W. Moore                       0           0           0           0        0.00         N/A
Paula M. Morgan                         0           0           0           0        0.00         N/A
Joseph W. Mosmiller                     0           0           0           0        0.00         N/A
Dennis P. Neville                     122           0           0         122    2,501.00      976.00
Mary C. Neville                         0           0           0           0        0.00         N/A
John A. Nicodemus                       0           0           0           0        0.00         N/A
David F. Noyes                          0           0           0           0        0.00         N/A
Mary G. O'Hara                          0           0           0           0        0.00         N/A
Jacqueline M. Parks                     0           0           0           0        0.00         N/A
Peter J. Ponne                          0           0           0           0        0.00         N/A
John Pruitt                             0           0           0           0        0.00         N/A
Will Ranson                             0           0           0           0        0.00         N/A
Timothy J. Reynolds                     0           0           0           0        0.00         N/A
Margaret A. Rhodes                      0           0           0           0        0.00         N/A
Thomas G. Riehl                         0           0           0           0        0.00         N/A
Barry D. Rollins                        0           0           0           0        0.00         N/A
William G. Scaggs                       0           0           0           0        0.00         N/A
Charles C. Schmitt                      0           0           0           0        0.00         N/A
Ann Schnitzer                           0           0           0           0        0.00         N/A
John P. Shobert                         0           0           0           0        0.00         N/A
Andrew M. Smith                         0           0           0           0        0.00         N/A
Linda Stadtler                        122           0           0         122    2,501.00      976.00
John T. Stinson                         0           0           0           0        0.00         N/A
Roxanne Stroud                          0           0           0           0        0.00         N/A
Josephine Thanner                       0           0           0           0        0.00         N/A
Charles W. Turnbaugh                    0           0           0           0        0.00         N/A
H Mebane Turner                         0           0           0           0        0.00         N/A
Jaymie S. Watts                         0           0           0           0        0.00         N/A
Harry K. Wells                          0           0           0           0        0.00         N/A
Johnny Williams                         0           0           0           0        0.00         N/A
Raynor Wolf                             0           0           0           0        0.00         N/A
Harry Wujek Jr                          0           0           0           0        0.00         N/A
William A. Wycoff                       0           0           0           0        0.00         N/A
- -----------------------------------------------------------------------------------------------------
TOTALS                                488           0           0         488      10,004       3,904


                                  Schedule 2.6
                                  Subsidiaries

a.   Corporations
     ------------
                 Name                  Percentage Owned  State of Incorporation
                 ----                  ----------------  ----------------------
Audubon Square, Inc. (11)                    33.3%              Maryland
Bay State Appraisal Corporation (1)          100%               Maryland
Bay Woods, Inc. (7)                          100%               Maryland
Broad Creek, Inc. (7)                        100%               Maryland
Church Development, Inc. (2)                 100%               Maryland
Columbia Mills, Inc (2).                     100%               Maryland
Cromwell Station, Inc. (2)                   100%               Maryland
Dover Meadows, Inc. (2)                      100%               Maryland
F.S.B. Development, Inc. (4)                 100%               Maryland
Fox Meadows, Inc. (2)                        100%               Maryland
Hunt Country, Inc. (2)                       100%               Maryland
J.J.K. Development Co. I, Inc. (2)           100%               Maryland
J.J.K. Development Co. IV, Inc. (2)          100%               Maryland
Laurel Group, Inc. (2)                       100%               Maryland
Loyola Consolidated, Inc. (1)                100%               Maryland
Loyola Federal Savings Bank (9)              100%               United States
Loyola Financial Corporation (9)             100%               Maryland
Loyola Financial and Development             100%               Maryland
Corporation (1)
Loyola Insurance Services, Inc. (1)          100%               Maryland
Loyola Investment Services, Inc. (1)         100%               Maryland

Loyola Investors, Inc. (2)                   100%               Maryland
Loyola Mortgage Corporation of South         100%               South Carolina
Florida (4)
Loyola Westpalm Corporation (4)              100%               Maryland
Mid-Atlantic Builders, Inc. (3)               80%               Virginia
Mid-Atlantic Construction, Inc. (10)          80%               Virginia
Mid-Atlantic Financial Group, Inc. (5)        80%               Virginia
Morris Mill, Inc. (2)                        100%               Maryland
Oak Ridge Development, Inc. (7)              100%               Maryland
Old Annapolis, Inc. (2)                      100%               Maryland
Valley Manor, Inc. (2)                       100%               Maryland
Wild Quail, Inc.(2)                          100%               Maryland
Woodmore Highlands, Inc. (2)                 100%               Maryland

b.  Joint-Ventures-and-Partnerships
   -------------------------------

    (1)   Loyola Financial and Development Corporation Subsidiary
          -------------------------------------------------------
          as Partner in Joint Venture
          ---------------------------

Joint Venture Name                Percentage   Subsidiary Company
- ------------------                ----------   ------------------
                                  Owned
                                  -----
Audubon Square Joint Venture          33.3%    J.J.K. Development Co. IV, Inc.
Limited Partnership
Capital Investors Joint Venture        50%     Loyola Investors, Inc.
Cromwell Station Joint Venture         50%     Cromwell Station, Inc.
Fox Meadows Joint Venture             100%     Fox Meadows, Inc., Dover Meadows,
                                               Inc. and Wild Quail, Inc.
Green Valley Manor Joint Venture       60%     Valley Manor, Inc.

Heatherfield Joint Venture            100%     Morris Mill, Inc. and Columbia
                                               Mills, Inc.
Hollowstone Limited Partnership       16.7%    Loyola Financial and Development
                                               Corporation
Hunt Country Joint Venture             50%     Hunt Country, Inc.
Huntridge Joint Venture                50%     Old Annapolis, Inc.
Waterford Place Partnership            50%     J.J.K. Development Co. I, Inc.
Woodmore Joint Venture                100%     Woodmore Highlands, Inc.

    (2)   Loyola Financial Corporation as Partner in Joint Venture
          --------------------------------------------------------

Bay Country Woods Joint Venture       50%     Bay Woods, Inc.
Broad Creek Joint Venture             50%     Broad Creek, Inc.
Oak Ridge Joint Venture               50%     Oak Ridge Development, Inc.

    (3)   F.S.B. Development, Inc. as Partner in Joint Venture
          ----------------------------------------------------

Cloisters Joint Venture               50%     F.S.B. Development, Inc.

    (4)   Loyola Consolidated, Inc. as Partner in Partnership
          ---------------------------------------------------

Loyola Westpalm Ltd. Partnership      100%    Loyal Westpalm Corporation
Southeastern Mortgage of Alabama      50%     Loyola Consolidated, Inc.
(6)

    (5)   Mid-Atlantic Builders, Inc. as Partner in Joint Venture
          -------------------------------------------------------

Lori II (8)                           70%     Mid-Atlantic Builders, Inc.

________________________
(1)  Wholly-owned subsidiary of Loyola Federal Savings Bank.

(2)  Wholly-owned subsidiary of Loyola Financial and Development Corporation.
(3)  Majority-owned subsidiary of Loyola Financial and Development Corporation.
(4)  Wholly-owned subsidiary of Loyola Consolidated, Inc.
(5)  Majority-owned subsidiary of Loyola Consolidated, Inc.
(6)  A partnership in which Loyola Consolidated, Inc. owns a 50% interest.
(7)  Wholly-owned subsidiary of Loyola Financial Corporation.
(8)  A partnership in which Mid-Atlantic Builders, Inc. owns a 70% interest.
(9)  Wholly-owned subsidiary of Loyola Capital Corporation.
(10) Majority-owned subsidiary of Loyola Capital Corporation.
(11) One-third owned by J.J.K. Development Co. IV, Inc.

                                 Schedule 2.8
                        Breaches, Violations and Defaults

BANKING CENTER LEASES -- LOYOLA FSB AS TENANT

Dundalk Banking         Tenant cannot assign lease without Landlord's prior
 Center                 written consent; "assignment" includes any change
                        in control of Tenant.

Bowie Banking           Tenant cannot assign lease without Landlord's prior
 Center                 written consent, including assignment due to
                        merger, consolidation, reorganization, etc., or other change of corporate or proprietary control.

Ocean City Banking      Tenant cannot assign lease without Landlord's prior
 Center                 written consent; any change in control of Tenant
                        shall be deemed an assignment prohibited without prior written consent.

Kemp Mill Banking       Tenant cannot assign lease without Landlord's prior
 Center                 written consent; any transfer, sale, pledge or
                        other disposition of the stock of Tenant shall be deemed an assignment prohibited without prior written consent.

Laurel Lakes            Tenant cannot assign lease without Landlord's prior
 Banking Center         written consent; if Tenant is a stock corporation,
                        then any transfer, sale, pledge, or other disposition of 50% or more of stock shall be deemed an assignment and is prohibited without prior written consent.

MORTGAGE SERVICING CONTRACTS -- LOYOLA FSB AS SELLER/SERVICER

GNMA GNMA may terminate the contract, at its option, if Seller/Servicer: (1) fails to keep in force its existence, rights, and franchise as a corporation;
                        (2) assigns its rights under the contract without prior written consent of GNMA; (3) fails to maintain its status as an approved FHA and VA lender; (4) suspends or discontinues its business;
                        (5) no longer maintains a Maryland office; or (6) merges with a non-FDIC insured lender or sells all of its assets or changes its name without prior written consent.

FNMA FNMA may terminate the contract, at its option, if Seller/Servicer: (1) fails to keep in force its existence, rights, and franchise as a corporation;
                        (2) assigns its rights under the contract without prior written consent of FNMA; (3) fails to maintain its status as an approved FHA and VA lender; (4) suspends or discontinues its business;
                        (5) no longer maintains a Maryland office; or (6) merges with a non-FDIC insured lender or sells all of its assets or changes its name without prior written consent.

FHLMC FHLMC may terminate the contract, at its option, if Seller/Servicer: (1) fails to keep in force its existence, rights, and franchise as a corporation;
                        (2) assigns its rights under the contract without prior written consent of FHLMC; (3) fails to maintain its status as an approved FHA and VA lender; (4) suspends or discontinues its business;
                        (5) no longer maintains a Maryland office; or (6) merges with a non-FDIC insured lender or sells all of its assets or changes its name without prior written consent.

Sussex County Bond      Assignment of rights permitted without prior
                        written consent upon merger if the new entity has equal or greater assets, is subject to state or federal authorities, and assumes all obligations.

New Castle County       Assignment of rights permitted without prior
 Bond                   written consent upon merger if the new entity has
                        equal or greater assets, is subject to state or federal authorities, and assumes all obligations.

Phoenix American        Assignment pursuant to merger permitted without
 Life Insurance         prior written consent as long as new entity is FDIC
                        insured or is a member of the Federal Reserve.

First Bank              Assignment pursuant to merger permitted without
 Systems, Inc.          prior written consent as long as new entity: (1) is
                        FDIC insured; (2) assumes all of Seller/Servicer's obligations; and (3) has net worth of at least $15 million.

Pacific Mutual          Assignment pursuant to merger permitted without
 Life Ins. Co.          prior written consent as long as new entity assumes
                        all of Seller/Servicer's obligations and has net worth of at least $5 million.

LICENSING AGREEMENTS -- LOYOLA FSB AS LICENSEE

Cirrus Systems,         Assignment, including by merger, may not be made
 Inc. Corresponding     except in accordance with Cirrus by-laws.
 Membership
 Agreement

Management Science      Prior written consent required for assignment in
 America, Inc.          the event of a merger.
 Software System
 Agreement

Stockholder             If Licensee Bank is acquired, Licensor agrees not
 Systems, Inc.          to unreasonably withhold consent to assignment to
 Master License         acquiring/surviving corporation, but unless
 Agreement              otherwise agreed to in writing, terms of such
                        assignment shall preclude any expansion of the scope of the use of the products beyond the scope of Licensee's operations supported prior to acquisition. In no event shall contract be assigned to a direct or indirect competitor of Licensor. (NOTE: "Customer/licensee" includes
                        Loyola Capital Corporation, affiliates,
                        subsidiaries, and partnerships in which Loyola has interests of 25% or more.)

                                 Schedule 2.11A
                                Taxes of Crestar

     None.

                                 Schedule 2.11B
                                 Taxes of Loyola

     See attached pages. The tax years 1991 through 1993 are open tax years, and the 1992 consolidated return is currently under examination by the Internal Revenue Service.

   Copyright 1995  KPMG Peat Marwick LLP              KPMG/ELECTIONS Version 1.3

KPMG/ELECTIONS
Taxpayer Name:                                    LOYOLA FEDERAL
Preparer Name:                                                 0
Reviewer(s) Name:                                              0
Tax Year End:                                     12/31/94
Taxpayer Entity:                                  Corporation

                    ALL ELECTIONS

                                                         CODE SECTION          ELECTION OUTCOME      TAX YE     REASONS/COMMENTS/
                                                                                                                 EXPLANATION
               ALL ENTITIES ELECTIONS
Select Method of Accounting                                   446                  Elected          1972,73  Accrual method;
                                                                                                             Amortize discounts/
                                                                                                             premiums on loans
                                                                                                             purchased and
                                                                                                             investment securities
Utilize the Recurring Item Exception                        461(h)                 Elected         12/31/92  Automatic election
*File a Consolidated Return                                  1501                  Elected         12/31/76
Bad Debts                                                     593                  Elected         12/31/76
               CONSIDERED, NOT ELECTED
Forego the Tax Credit for Enhanced Oil Recovery              43(e)         Considered, not elected
Amortize Qualified Expenditures Over 3, 5 or 10 Yrs          59(e)         Considered, not elected
Apply Reduction Against Depreciable Property               108(b)(5)       Considered, not elected
Conclusive Presumpt. of Worthlessness of BD              1.166-2(d)(3)     Considered, not elected
*Depreciation Elections                                     167/168        Considered, not elected
Use 150% Declining Balance or Straight Line                168(b)(5)       Considered, not elected
Exclude Certain Property from ACRS (MACRS)                 168(f)(1)       Considered, not elected
Use the Alternative Depreciation System                    168(g)(7)       Considered, not elected
Amortize Bond Premium on Taxable Bonds                      171(c)         Considered, not elected
Forego Net Operating Loss Carryback                      172(b)(3)(c)      Considered, not elected
Research and Experimental Expenditures                      174(a)         Considered, not elected
Treat R & E Expenses as Deferred Exp.                       174(b)         Considered, not elected
Expense Depreciable Business Assets                         179(c)         Considered, not elected
Amortize Start-Up Expenditures                              195(b)         Considered, not elected
Amortization of Intangible Assets                             197          Considered, not elected
Div. Received by Corporations (Insurance Co.)              243(b)(3)       Considered, not elected
Amortize Organizational Expenditures                          248          Considered, not elected
Deduct IDC and Development Costs                            263(c)         Considered, not elected
Capitalize Delay Rentals on Oil and Gas Lease               266 OG         Considered, not elected
Capitalize Taxes and Carrying Charges                         266          Considered, not elected
Election to Claim Reduced R&D Credit                      280C(c)(3)       Considered, not elected
*Treat Stock Purchases as Asset Acquisitions                  338          Considered, not elected
*Protective Carryover Basis Election Statement       1.338-4T(f)(6)(i)(A)  Considered, not elected
*Gain Recognition Election Statement                      338 (b)(3)       Considered, not elected
*Joint Election Statement Under 338(h)(10)                338(h)(10)       Considered, not elected
Elect Out of Ratable Allocation Method                   382(b)(3)(A)      Considered, not elected
Electing a Taxable Year                                       441          Considered, not elected
Taxable Year Other than a Required Tax Year                   444          Considered, not elected
Deferral of Advance Payments                                  451          Considered, not elected
Electing Out of the Installment Method                      453(d)         Considered, not elected
Election to Ratably Accrue Real Property Taxes              461(c)         Considered, not elected
Aggregate Rental Real Estate Activities                  469(c)(7)(A)      Considered, not elected
Use LIFO Method of Inventory                                  472          Considered, not elected
Use One Inventory Pool (Small Business)                       474          Considered, not elected
Use Profit Level Indicator to Determine Aggregate TI    1.482-1T(f)(1)     Considered, not elected
Use Def'd Inc. Method of Acctg. - Frgn. Legal Restr.  1.482-1(h)(2)(iii)   Considered, not elected
Compute Depletion for Marginal Wells as Primary          613A(c)(5)(B)     Considered, not elected
Treat Operating Mineral Interests as Sep. Prop.            614(b)(2)       Considered, not elected
Aggregate Operating Mineral Interests in Mines             614(c)(1)       Considered, not elected
Split Operating Mineral Interests in Mines                 614(c)(2)       Considered, not elected
Treat Mine Develop. Expenditures as Deferred Exp.           616(b)         Considered, not elected
Capitalize Foreign Mine Development Expenditures            616(d)         Considered, not elected
Currently Deduct Mine Exploration Expenditures              617(a)         Considered, not elected
Recapture Prev. Deducted Mine Exploration Exp.              617(b)         Considered, not elected
Capitalize Foreign Mine Exploration Expenditures            617(h)         Considered, not elected
Consider Timber Cutting a Sale or Exchange                  631(a)         Considered, not elected
Accel. Disp. Date where Seller Retains Econ. Int.           631(b)         Considered, not elected
*Insurance Composite Factors                                  845          Considered, not elected
Elect RIC status                                           851(b)(1)       Considered, not elected
Elect to be a REIT                                         856(c)(1)       Considered, not elected
Elect REMIC Treatment                                     860D(b)(1)       Considered, not elected
Use Safe Harbor for Allocating State Inc. Tax Dedns.   1.861-8(e)(5)(D)    Considered, not elected
Use FMV of Assets for Allocating Interest Expense         1.861-9T(h)      Considered, not elected
Use Alt. Fgn. Base Periods for Allocating Int. Exp.    1.861-10(e)(2)(v)   Considered, not elected
Use Alt. U.S. Base Periods for Allocating Int. Exp.    1.861-10(e)(3)(v)   Considered, not elected


                    Page 1 of 3     *Bold font denotes commonly missed elections

   Copyright 1995  KPMG Peat Marwick LLP              KPMG/ELECTIONS Version 1.3

KPMG/ELECTIONS
Taxpayer Name:                                    LOYOLA FEDERAL
Preparer Name:                                                 0
Reviewer(s) Name:                                              0
Tax Year End:                                     12/31/94
Taxpayer Entity:                                  Corporation

                    ALL ELECTIONS
                                                          CODE SECTION            ELECTION OUTCOME       TAX YE   REASONS/COMMENTS/
                                                                                                                     EXPLANATION
- -----------------------------------------------------------------------------------------------------------------------------------
Use Acquired Corp. History in Computing Ratios          1.861-10(e)(9)(iv)    Considered, not elected
Use Disposed Corp. History in Computing Ratios          1.861-10(e)(9)(vi)    Considered, not elected
Apply the Rules of Reg. Sec. 1.861-10(e)                1.861-10(e)(10)(ii)   Considered, not elected
Use Gross Income Method to Allocate R&D Exp.                  864(f)          Considered, not elected
Real Prop. Inc. Effectively Connect with US Trd/Bus.          871(d)          Considered, not elected
Reduce Fgn. Corp. Liab. for Branch Profits Tax Calc.       1.884-1(e)(3)      Considered, not elected
Remain Engaged in U.S. Trade or Business                    1.884-2T(b)       Considered, not elected
Election to Increase Earnings and Profits                 1.884-2T(d)(4)      Considered, not elected
Specify Liab. that do not Give Rise to Branch Int.      1.884-4(b)(6)(iii)    Considered, not elected
Treat Branch Interest as Paid in the Year of Accrual       1.884-4(c)(1)      Considered, not elected
Fgn. Corp. Treated as a Domestic Corp. for FIRETA             897(i)          Considered, not elected
Controlled Foreign Corporation Fiscal Year                 898(c)(1)(B)       Considered, not elected
Election of Foreign Tax Credit                                  901           Considered, not elected
Use Accrual Method of Claiming FTC                            905(a)          Considered, not elected
Use Alt. Meth. to Compute Pymt. Due FSC/Supplier       1.925(a)-1T(b)(2)(ii)  Considered, not elected
Det. Pymt. Due FSC/Supplier on Product Line Basis        1.925(a)-1T(c)(8)    Considered, not elected
FSC Marginal Costing Election                               1.925(b)-1T       Considered, not elected
*Election to be Treated as a FSC                        927(f)(1)/922(a)(2)   Considered, not elected
Election to be Treated as a Small FSC                   927(f)(1)/922(b)(1)   Considered, not elected
*Puerto Rico Possession Tax Credit                            936(a)          Considered, not elected
Take Reduced Credit (Poss. Corp)                             936(a)(4)        Considered, not elected
Allocate Intang. Inc. Bet. Poss. Corp. and US Affiliate       936(h)          Considered, not elected
Related Person Ins. Inc. as Connect. with US Bus.          953(c)(3)(C)       Considered, not elected
Foreign Ins. Company Treated as Domestic Corp.                953(d)          Considered, not elected
Exclude Inc. from the Computation of Subpart F Inc.          954(b)(4)        Considered, not elected
Election for Computing E&P of a CFC                             964           Considered, not elected
Election to Use U.S. Dollar as Functional Currency           985(b)(3)        Considered, not elected
Treat Foreign Currency Gain/Loss as Capital G/L            988(a)(1)(B)       Considered, not elected
Regulated Futures Contracts & Nonequity Options            988(c)(1)(D)       Considered, not elected
Election to be Treated as a DISC                              992(b)          Considered, not elected
Defer Gain on Involuntary Conversion                        1033(a)(2)        Considered, not elected
Defer Gain on Sale of Stock                                    1042           Considered, not elected
Election to Use Cash Method                               1274A(c)(2)(D)      Considered, not elected
Accrual on Basis of Constant Interest Rate                  1276(b)(2)        Considered, not elected
Include Market Discount Currently                             1278(b)         Considered, not elected
Mark PFIC/QEF Stock to Market                                 1291(d)         Considered, not elected
Defer Tax on Undistributed QEF Inclusions                      1294           Considered, not elected
Treated as a Qualified Electing Fund                          1295(b)         Considered, not elected
Det. PFIC Status Based on Adjust. Basis of Assets             1296(a)         Considered, not elected
Election by Beneficiary of QSST                             1361(d)(2)        Considered, not elected
Election for S Corporation Status                             1362(a)         Considered, not elected
S Corp Termination Election                                 1362(e)(3)        Considered, not elected
Elect to Distribute E & P First                             1368(e)(3)        Considered, not elected
Treat Distributions as Dividends (PTT Period)               1371(e)(2)        Considered, not elected
Terminate S Corporation Year                                 1377(a)(2)        Considered, not elected
Not to Defer Gain/Loss on Deferred Interco. Trans.        1.1502-13(c)(3)     Considered, not elected
*Reduce Basis of Other Investment                         1.1502-19(a)(6)     Considered, not elected
Reattribute Departing Sub's Losses to Parent               1.1502-20(g)       Considered, not elected
*Recontribute Deemed Div. to Sub. Capital                 1.1502-32(f)(2)     Considered, not elected
Allocate Tax Liabilities Among a Consol. Grp              1.1502-33(d)(3)     Considered, not elected
Ratably Allocate Items in Short Period Returns            1.1502-76(b)(2)     Considered, not elected
Disregard Period of 30 Days or Less                       1.1502-76(b)(5)     Considered, not elected
*Dual Consolidated Loss                                   1.1503-2(g)(2)      Considered, not elected
Treat Can. or Mex. Sub as a Domestic Corp                     1504(d)         Considered, not elected
Allocate Tax Liabilities Among a Consol. Grp                1.1552-1(a)       Considered, not elected
Controlled Group Allocations                                   1561           Considered, not elected
Treaty-based Return Disclosure                                 6114           Considered, not elected
Use Alternative Sch. of Months for Annualization               6655           Considered, not elected
- -----------------------------------------------------------------------------------------------------------------------------------
                 OTHER
- -----------------------------------------------------------------------------------------------------------------------------------
Pay Additional 1993 Taxes in Installments                        1
Recompute Excludable Amts for Variable Annuities           1.72-4(d)(3)
Compute Separate Exclusion Ratios                            1.72-6(d)
Treat Investments as Post-June 86 Investments                 1.72-9


                   Page 2 of 3      *Bold font denotes commonly missed elections

   Copyright 1995  KPMG Peat Marwick LLP              KPMG/ELECTIONS Version 1.3

KPMG/ELECTIONS
Taxpayer Name:                                    LOYOLA FEDERAL
Preparer Name:                                                 0
Reviewer(s) Name:                                              0
Tax Year End:                                     12/31/94
Taxpayer Entity:                                  Corporation

                    ALL ELECTIONS
                                                          CODE SECTION            ELECTION OUTCOME      TAX YE     REASONS/COMMENTS/
                                                                                                                     EXPLANATION
Include in Income Property Transferred for Services            83(b)
Exclusion of Gain From Sale of Princ. Residence                 121
Include Cap Gains in Investment Interest Limit               163(d)(4)
Expense Depreciable Business Assets                           179(c)
Deduct Moving Expenses                                       217(d)(2)
Five-Year Avging on a Lump-Sum Distribution                402(e)(4)(B)
Aggregate Rental Real Estate Activities                    469(c)(7)(A)
Treat Distributions as Occurring in the Prior Yr              563(b)
*Partnership Required Year                                      706
Amortization of Organization Expenses                         709(b)
Special Partnership Basis to Transferee                       732(d)
*Optional Adj. to Basis of Ptrship Property                     754
*Stmt With Respect to 734(b) Basis Adj.                       754/734
*Stmt of Transferee Ptr for 743(b) Basis Adj.                 754/743
Exclusion From Subchapter K                                   761(a)
Election of Foreign Tax Credit                                  901
*Election to Exclude Foreign Income                           911(a)
Individual taxed at Corp. Rates on Subpart F Inc.               962
Treat Condemned Pers. Residence as a Sale                   1034(i)(2)
Alternative Valuation of the Gross Estate                      2032
Special Use Valuation Election                                2032(A)
*QTIP Election                                              2056(b)(7)
Gift Split Election for Married Couples                     2513(a)(2)
Life Estate for Donee Spouse for Marital Deduction            2523(f)
*Reverse QTIP Election                                      2652(a)(3)
Treat Nonres. Alien as a U.S. Resident                        6013(g)
Nonres. Alien becomes a U.S. Resident                         6013(h)
Extension of Time for Paying Estate Tax                        6161
Ext. to Pay Tax on Reversionary or Remainder Int.              6163
Defer Estate Tax                                               6166
Treat Nonres. Alien as a U.S. Resident                      7701(b)(4)



                    Page 3 of 3     *Bold font denotes commonly missed elections

                                 Schedule 2.12A
                           Crestar - Absence of Claims

     Crestar is engaged in a substantial number of lawsuits, but only a handful are considered to be Material. For the purpose of this Schedule, Material litigation is a suit, filed against Crestar or any of its Subsidiaries, which, regardless of merit, claims damages in excess of $100,000. Summaries of these claims are detailed on the attached pages.

                                                           SCHEDULE 2.12A
                                                     CRESTAR - ABSENCE OF CLAIMS

                                    PENDING CRESTAR BANK DEFENDANT LITIGATION ($100,000 AND OVER)                     APRIL 26, 1995

         Title                      Amount Sought                        Allegations                            Status
         -----                      -------------                        -----------                            ------
- ------------------------------------------------------------------------------------------------------------------------------------
- ------------------------------------------------------------------------------------------------------------------------------------
 POTENTIAL LITIGATION         $600,000 compensatory and    The City claims that Crestar sold it         Crestar received a draft of
 City of Williamsburg v.      $500,000 punitive damages,   unsuitable investments consisting of         the City's claim on March
 Crestar Bank, Crestar        plus costs and attorneys'    variable-rate, structured notes and other    14.  Crestar expects to
 Securities Corporation,      fees                         government agency securities.  It wants to   meet with City officials
 and Craig Dunbar                                          recoup "market losses" for seven trans-      shortly to discuss the
                                                           actions and, for three other transactions    dispute.
                                                           the City claims were illegal investments,
                                                           to rescind those transactions.
- ------------------------------------------------------------------------------------------------------------------------------------
- ------------------------------------------------------------------------------------------------------------------------------------
 Dana Fraction v. Crestar     $600,000 compensatory and    Plaintiff alleges racial and sexual          Discovery process started.
 Bank and Martin Patterson    $350,000 punitive damages    discrimination, denial of promotion, equal   Trial scheduled for July
 (initiated 12/21/94 in U.S.  plus costs and attorneys'    pay violation, retaliation, harassment,      13.
 District Court in Richmond)  fees                         demotion and constructive discharge
                                                           by Crestar Bank and Martin Patterson,
                                                           individually.  Charges stem from denial of
                                                           promotion in May, 1993 to manager of QWR
                                                           Item Processing.
- ------------------------------------------------------------------------------------------------------------------------------------
- ------------------------------------------------------------------------------------------------------------------------------------
 Charles and Kathryn Bishop   $750,000 compensatory,       Bishops contend that Crestar has been        Hearing on Crestar's
 v. Crestar Bank (initiated   $2,500,000 punitive and      improperly pressuring them to make pay-      demurrer was held on
 on 6/21/94 in Staunton       $9,750,000 treble damages,   ments on judgment Crestar obtained against   December 9, and Crestar has
 Circuit Court)               plus attorneys' fees and     them in 1984 for $75,700, plus interest      submitted a follow-up
                              costs.                       and attorneys' fees.                         memorandum to the judge.
- ------------------------------------------------------------------------------------------------------------------------------------
- ------------------------------------------------------------------------------------------------------------------------------------
 Fisherman of Men Apostolic   $1,000,000 compensatory      Plaintiff church, which had its roof blown   Crestar filed a motion to
 Church v. Aetna Casualty,    damages and $1,000,000       off by a storm in March, 1993, alleges       dismiss on July 7.
 Crestar Bank ET. AL.         punitive damages             Crestar, which holds the church's mortgage,  Discovery is proceeding.
 (initiated 6/13/94 in D.C.                                breached its fiduciary duty by lending
 Superior Court)                                           $27,000 for the roof repair without
                                                           informing plaintiff of the existence of
                                                           insurance coverage for roof repairs.
- ------------------------------------------------------------------------------------------------------------------------------------
- ------------------------------------------------------------------------------------------------------------------------------------
 Thomas Cramer v. Crestar     $3,100,000 compensatory      Tom Cramer, who was Director of Information  ERISA claim was settled for
 Financial Corporation and    and $4,000,000 punitive      Systems for Continental Bank prior to        $1,500; all other claims
 Crestar Bank (initiated      damages, plus attorneys'     Crestar acquisition in May, 1993, alleged    were dismissed, which Cramer
 6/18/94 in Alexandria        fees and costs.              copyright infringement related to Crestar's  is appealing.  Court awarded
 Federal Court)                                            use of point-of-sale software developed by   Crestar $70,100 in
                                                           Cramer, breach of contract for failure to    attorneys' fees and $5,300
                                                           hire him, ERISA violations for failure to    in costs under copyright
                                                           provide him a pension plan document,         statute.  Dismissal being
                                                           failure to pay him severance pay and         appealed to 4th Circuit
                                                           defamation for circulating rumors of theft   Court of Appeals.
                                                           of software manuals.
- ------------------------------------------------------------------------------------------------------------------------------------
- ------------------------------------------------------------------------------------------------------------------------------------


NOTE:   Listing excludes accident cases fully covered by premises liability insurance.


                                                           SCHEDULE 2.12A
                                                     CRESTAR - ABSENCE OF CLAIMS

                                    PENDING CRESTAR BANK DEFENDANT LITIGATION ($100,000 AND OVER)                     APRIL 26, 1995

         Title                      Amount Sought                        Allegations                            Status
         -----                      -------------                        -----------                            ------
- ------------------------------------------------------------------------------------------------------------------------------------
- ------------------------------------------------------------------------------------------------------------------------------------
 Aetna Life and Casualty Co.  $1,082,000                   Aetna has paid company on employee dis-      Crestar has requested and
 v. Crestar Bank (on behalf                                honesty bond and now demands repayment       received additional infor-
 of policyholder:  Systems                                 from Crestar, the drawee bank, on forged     mation, including copies of
 Research Applications, Inc.)                              endorsements of multiple items.              the checks claimed.  Crestar
 (initiated 5/11/94)                                                                                    is in the process of making
                                                                                                        demands upon four depository
                                                                                                        banks.  No action has been
                                                                                                        pursued by Aetna.
- ------------------------------------------------------------------------------------------------------------------------------------
- ------------------------------------------------------------------------------------------------------------------------------------
 Eula Dozier and others       Refund of any excess         Purported class action contending that        Court dismissed case on
 similarly situated v.        balances, plus reasonable    Crestar Mortgage overescrows for taxes and   November 17 for "forum non
 Crestar Mortgage             attorneys' fees and costs.   insurance in violation of federal Real       conveniens."  Plaintiffs
 Corporation (initiated                                    Estate Settlement Procedures Act mortgage    remain free to reopen case
 1/18/94 in NYS Supreme                                    escrow provisions.  Over last several        in Virginia.
 Court)                                                    years, plaintiff's attorneys have brought
                                                           similar class action suits against mortgage
                                                           lenders nation-wide, all of which have been
                                                           settled.
- ------------------------------------------------------------------------------------------------------------------------------------
- ------------------------------------------------------------------------------------------------------------------------------------
 Wayne Smith v. Crestar       $250,000 plus interest and   Smith claims that Crestar wrongfully         Smith filed bankruptcy.
 Bank (initiated 3/15/93 in   costs.                       repossessed 48' boat that Smith used for     Trustee must determine
 Norfolk Circuit                                           chartering and that boat sank and became     whether to prosecute any
 Court; venue now in                                       damaged under Crestar's care.                claims that Smith may have.
 Hopewell)
- ------------------------------------------------------------------------------------------------------------------------------------
- ------------------------------------------------------------------------------------------------------------------------------------
 Michael Jackson, ET. AL. v.  Undetermined (release of     Class action suit was brought by former      D.C. District Court entered
 Crestar Bank (initiated      liability on guaranteed      students of Culinary School of Washington,   summary judgment in favor of
 4/26/91 in U.S. District     student loans aggregating    seeking release of their liability on        defendants on January 6,
 Court in D.C.)               $3.5 million)                student loans because of fraud and mis-      1993.  D.C. Circuit Appeals
                                                           representation of the school.                Court affirmed and denied
                                                                                                        motion to rehear.
                                                                                                        Plaintiffs have petitioned
                                                                                                        the U.S. Supreme Court to
                                                                                                        hear the case.
- ------------------------------------------------------------------------------------------------------------------------------------
- ------------------------------------------------------------------------------------------------------------------------------------


                                                           SCHEDULE 2.12A
                                                     CRESTAR - ABSENCE OF CLAIMS

                                    PENDING CRESTAR BANK DEFENDANT LITIGATION ($100,000 AND OVER)                     APRIL 26, 1995

         Title                      Amount Sought                        Allegations                            Status
         -----                      -------------                        -----------                            ------
- ------------------------------------------------------------------------------------------------------------------------------------
- ------------------------------------------------------------------------------------------------------------------------------------
 Brooks Cavin, ET AL. v.      $1.3 million, including      Cavin, as income beneficiary of the Nancy    Trial completed in May,
 Crestar Bank N.A., ET AL.    damages, attorneys' fees,    Cavin trust, alleges the Bank and Nancy      1994.  Attorneys prepared
 (initiated 10/29/92 in       and refund of trustee        Hirst, as co-trustees of the trust,          finding of fact and con-
 D.C. Superior Court)         commissions                  refused to sell the major asset of the       clusions of law for court's
                                                           trust (undeveloped real property in          consideration in August.
                                                           Stafford County) when it was foreseeable     Still awaiting court ruling.
                                                           that additional trust liquidity would be
                                                           necessary to support Cavin and his family.
- ------------------------------------------------------------------------------------------------------------------------------------
- ------------------------------------------------------------------------------------------------------------------------------------
 Lopez Construction Co. v.    Unknown (amount of bond(s)   Writ of Summons served to toll statute of    Waiting for Lopez to file
 Crestar Bank N.A. (and       at issue is evidently in     limitations.  Although no complaint has      complaint.  No change in
 Peter Boyd) (initiated       $50,000 range)               been filed, Lopez contends Crestar officer   status, as plaintiff has not
 11/29/91)                                                 Peter Boyd misrepresented assets of          filed any further pleading.
                                                           Crestar customer (Saulsgiver) and that
                                                           Lopez relied on Boyd's written represen-
                                                           tation in obtaining performance bond
                                                           underwritten by Saulsgiver.
- ------------------------------------------------------------------------------------------------------------------------------------
- ------------------------------------------------------------------------------------------------------------------------------------
 Wogan Beneficiaries of       $12,666,666                  Seven Wogan brothers and sisters have        On 1/27/95, judge ruled
 Himes-Wogan Trusts v.                                     alleged Crestar N.A. was negligent in (i)    termination of trust
 Crestar Bank N.A.                                         failing to prevent self-dealing by a         occurred on 7/6/94 and urged
 (initiated 12/26/90)                                      general partner of a $60 million real        trustees to make a partial
                                                           estate partnership, half of which is owned   principal distribution, even
                                                           by the three Himes-Wogan Trusts, (ii)        before the decision to
                                                           allowing a court to name the Wogan's aunt    appeal is made.  Appeal
                                                           as successor co-trustee for her lifetime     period expires on 4/22/95.
                                                           and (iii) mistakenly continuing the          Settlement negotiations
                                                           Katrina Wogan Trust since 1966 when the      continue.
                                                           trust should have terminated because of a
                                                           violation of the rule against perpetuities.
- ------------------------------------------------------------------------------------------------------------------------------------
- ------------------------------------------------------------------------------------------------------------------------------------


                                 Schedule 2.12B
                           Loyola - Absence of Claims

     Loyola is engaged in a substantial number of lawsuits, but only a handful are considered to be Material. For the purpose of this Schedule, Material litigation is a suit, filed against Loyola or any of its Subsidiaries, which, regardless of merit, claims damages in excess of $100,000. Summaries of these claims are detailed below.

LOYOLA FSB V. FICKLING

     Loyola FSB loaned approximately $16 million in 1985 to Ocean Forest Plaza Associates Limited Partnership ("Ocean Forest") to construct a hotel-condominium project in Myrtle Beach, South Carolina. Shortly after this loan was made, William A. Fickling, Jr., became a limited partner in Ocean Forest.

     In March, 1987, Ocean Forest required more funds in order to complete the project. Loyola FSB agreed to re-advance $1.1 million on the condition that Mr. Fickling personally guarantee the re-advance and that Ocean Forest obtain another source of financing its forecasted operating deficit until an adequate number of units were sold. Mr. Fickling personally guaranteed the re-advance from Loyola FSB. and arranged and guaranteed a $2.3 million operating capital loan extended by First Union Bank of Macon, Georgia ("First Union").

     In late 1988, the project failed and Loyola foreclosed on the project. Loyola subsequently entered into a forbearance agreement with Ocean Forest and its general partner (the "Forbearance Agreement") pursuant to which Ocean Forest and its general partner agreed not to take steps which would hinder Loyola FSB's efforts to expeditiously foreclose on the project. Loyola FSB. also agreed to waive any claims against the general partner and most limited partners. Loyola FSB. refused to waive its claims against Mr. Fickling.

     On March 28, 1989, Loyola filed suit against Mr. Fickling in the United States District Court for the Middle District of Georgia on his guarantee. The Court was located in Macon, Georgia, Mr. Fickling's hometown and where his company, Charter Medical Corporation, was the largest private employer. Mr. Fickling denied that he had entered into an enforceable guarantee of Ocean Forest's obligation. He later filed a counterclaim in which he alleged that Loyola FSB. had been guilty of misrepresentation and fraud in both inducing him to guarantee the $1.1 million re-advance by Loyola FSB, as well as the $2.3 million extended to Ocean Forest and in inducing First Union to make its loan, and that Loyola FSB was liable to him as a result of having entered into the Forbearance Agreement.

     The Court granted summary judgment in Mr. Fickling's favor on Loyola FSB's claim to enforce the guarantee. In a July, 1992 jury trial, Fickling was awarded $2.7 million based upon his counterclaim. With post-judgment interest, the amount of the judgment now stands at approximately $3.0 million. Loyola FSB has taken an appeal to this ruling and currently the

Following issues are being reviewed by the United States Court of Appeals for the Eleventh Circuit;

     1. Whether the trial court had subject matter jurisdiction, given that Loyola is a federally chartered corporation and contends that it is not a citizen of any state for diversity purposes.

     2. Whether the trial court properly granted Mr. Fickling summary judgment concerning enforceability of his guarantee.

     3.  Whether Loyola FSB is liable to Mr. Fickling on his counterclaim.

Loyola FSB feels that there is substantial merit in its appeal. Loyola FSB is fully reserved against any potential losses in this case, and Loyola FSB has filed suit in South Carolina against the law firm which rendered an enforceability opinion to Loyola FSB at the time it received the guarantee from Fickling.

NEWTON, MAADEN ET AL V. LOYOLA WESTPALM LTD. PARTNERSHIP ET AL.

     In December, 1991, Loyola Westpalm Ltd. Partnership ("Westpalm"), in which a subsidiary of Loyola . is a general partner, accepted ownership of a Holiday Inn in West Palm Beach as part of a workout of a troubled commercial loan. In March, 1992, excessive generation of carbon-monoxide gas from gas-fired water heaters and inadequate ventilation allegedly resulted in the carbon monoxide poisoning of three college students who were registered guests at the hotel.
Two of the three students are fully recovered, however, one student is claiming residual brain damage as a result of the accident. In May, 1993, an $11 million suit was filed against the Westpalm, Holiday Inn, Inc., and PVI Industries. The claims are believed to be fully covered by insurance. The insurance carrier is providing a defense to the lawsuit and has established a reserve for the case. Loyola believes it will not incur any losses as a result of this lawsuit.

FREDERICKS V. LOYOLA FSB

     A former teller assigned to Loyola FSB's Bethesda Banking Center, after being acquitted of a series of theft charges brought against her by the State of Maryland, filed a suit against Loyola FSB alleging malicious prosecution, defamation, intentional infliction of emotion distress, negligence in failing to provide a safe work place and loss of consortium. The plaintiff claims in excess of $50 million in compensatory and punitive damages. Loyola believes that Ms. Frederick's claim will be defeated and Loyola FSB has counterclaimed for approximately $6,000 in missing funds.

BILHORN, ET AL. V. AUDUBON SQUARE JOINT VENTURE, ET AL.

     This suit was brought by the owners of units in the Audubon Square subdivision in the Circuit Court for Montgomery County on February 26, 1993. The Audubon Square subdivision was developed and constructed in Gaithersburg during the 1980's.

     The complaint includes counts of negligence, strict liability, unfair or deceptive trade practices, negligent misrepresentation and breach of contract. It arises out of the alleged deterioration of fire retardant treated plywood, which was utilized in the construction of the plaintiffs' homes. Plaintiffs allege that defects in the FRT plywood have caused them substantial damages. They have sued for $550,000 plus attorneys' fees and costs of suit.

     The defendants in the litigation are Audubon Square Joint Venture (the "Partnership"), Audubon Square, Inc., J.J.K. Development IV, Inc. ("J.J.K."), Henry Witt ("Witt") and James Cafritz, Inc. ("Cafritz"). The Partnership, properly known as Audubon Square Joint Venture Limited Partnership, was the developer of the Audubon Square subdivision. The general partner of the Partnership is Audubon Square, Inc., the stock of which is owned one-third each by J.J.K., Witt and Cafritz. In addition, J.J.K., Witt and Cafritz are the limited partners of the Partnership. Cafritz has brought third-party actions against various treaters and suppliers of the FRT plywood.

     J.J.K. is a wholly-owned subsidiary of Loyola Financial and Development Corporation and J.J.K. has no assets. If the proceedings become burdensome, J.J.K. may be placed in receivership or in bankruptcy. Loyola believes there is little or no likelihood that the corporate veil of J.J.K. will be pierced.

IN RE: LYDIA YACHTS OF STUART, INC. - BANKRUPTCY COURT, SOUTHERN DISTRICT OF FLORIDA

     In January, 1994, Loyola FSB received a payment of $115,000 from Lydia Yachts of Stuart, Inc. Loyola FSB had loaned over $100,000 to Pat and Nancy Clemente ("Clemente") to purchase a boat from Ernest Stern ("Stern"), now deceased, that was supposedly manufactured by Lydia Yachts, a company owned by Stern. In fact, the boat had been built in Taiwan and was grossly defective. Clemente filed suit against Stern, Lydia Yachts, Loyola FSB and others seeking damages. When Clemente defaulted on the loan, Loyola FSB counterclaimed for the balance due. Loyola FSB settled with Clemente, taking an assignment of any judgment obtained against Lydia Yachts or the estate of Stern as partial settlement. Midway through trial, Stern and Lydia Yachts settled the case with the estate of Stern and Lydia Yachts, agreeing to pay $115,000.

     Lydia Yachts made the payment at the request of the estate of Stern. The payment was received by Loyola FSB Within days of receiving the payment, Lydia Yachts was placed in involuntary bankruptcy, a fact which was not disclosed to Loyola FSB until months later. The Trustee in Bankruptcy has now filed suit to recover the $115,000 as a preferential payment or an unlawful post petition transfer. In the meantime, in light of the bankruptcy, Loyola FSB has obtained a judgment against the estate of Stern (net worth estimated at $3 million) in the amount of $125,000. The judgment has been filed among the land records in Pennsylvania, the location of the estate of Stern and much of the estate's real estate. Loyola FSB has moved for an accounting (the first in six years) or to have the personal representatives replaced. Loyola FSB believes that if it must return the funds received from Lydia Yachts, Loyola FSB will collect its judgment against the estate of Stern.

CHRISTIE CALDWELL V. MID-ATLANTIC FINANCIAL GROUP, INC.

     The plaintiff was the branch manager of the mortgage loan office opened in Greensboro, North Carolina in April, 1994, by Mid-Atlantic Financial Group, Inc. ("Mid-Atlantic"), an 80%-owned subsidiary of Loyola Consolidated, Inc., which is a wholly-owned subsidiary of Loyola FSB. The plaintiff resigned a position with Southern National Mortgage in order to take the job. The plaintiff promptly hired two loan officers with whom she had worked for approximately seven years to staff the office. Prior to her employment, she predicted that she and her loan team would produce in excess of $50 million in loan volume for Mid-Atlantic for 1994.

     Both loan officers hired by the plaintiff resigned within a few months, and the mortgage market rapidly declined because of rising interest rates and other factors. After very poor loan volume, the office was closed in November, 1994, and plaintiff's employment was terminated.

     The plaintiff claims she had a three-year contract of employment with Mid-Atlantic and that the contract was breached. Her claim for damages exceeds $100,000. Management of Mid-Atlantic adamantly denies that there is an employment contract and intends to vigorously defend this litigation filed in Guilford County, North Carolina.

CELLI V. LOYOLA FSB

     In 1992, Peter Celli, a former vice president of Loyola FSB, filed suit in the Circuit Court for Baltimore City against Loyola FSB and John Mills, the executive in charge of Loyola FSB's Consumer Lending Division. One count alleged that the report Mr. Mills made to the Human Resources Department at Mr. Celli's request outlining deficiencies in Mr. Celli's performance was defamatory and demanded in excess of $100,000 in damages. Mr. Celli's second count alleged that he was entitled to a pro-rata share of the bonus he might have received at the end of the year, even though he left his employment in October, 1991.
Loyola believes both counts to be without merit. Early on, Loyola FSB offered $7,000 to settle the matter. That offer was rejected and Loyola FSB proceeded to defend the case. Summary judgment was granted to Loyola FSB in regard to the second count at a hearing in January, 1995. In February, 1995, immediately prior to trial by jury, summary judgment was granted to Loyola FSB on the remaining count of defamation. Mr. Celli then moved to alter or amend the judgment. Judge Davis denied these motions in March, 1995. Mr. Celli has now appealed to the Maryland Court of Special Appeals.

                                 Schedule 2.15
                              Loyola Benefit Plans

MEDICAL/HEALTH

1. Preferred Provider Program Health Coverage through Blue Cross and Blue Shield (5)

2.   Free State Health Plan Network - Blue Cross and Blue Shield HMO (5)

3.   Prescription Drug Program through Blue Cross and Blue Shield (5)

4.   Dental Plan through Blue Cross and Blue Shield (5)

5.   Vision Plan through United Optical (5)

6.   Flexible Benefits Plan of Loyola FSB (1)

7.   Subsidiary Medical/Health:

     a. Mid-Atlantic Financial Group, Inc. Key Care Plan (medical coverage through Blue Cross and Blue Shield) (5)

     b. Mid-Atlantic Financial Group, Inc. Dental Plan (dental coverage through DMO Prudential) (5)

     c. Southeastern Mortgage of Alabama Health Partners (medical coverage through the Home Builders Association of Alabama) (5)

    NOTE:

    No representations are made with respect to filings for plan years beginning prior to 1988.

    Forms 5500 were filed in arrears and waivers of late filing penalties were requested for the Loyola Medical and Dental Plan (items 1 through 4 above) for the 1990 Plan Year and for the 1990 and 1991 Plan Years for the Flexible Benefits Plan (item 6) . In addition Forms 5500 for the Medical and Dental Plan and the Flexible Benefits Plan have been located only for the 1990, 1991, 1992 and 1993 Plan Years. Finally, no Forms 5500 have been located for the Mid-Atlantic Financial Group, Inc. medical and dental plans.

    As to items 1 through 5 and item 7, employee booklets describe the plans but may not include all information required of formal plan documents or summary plan descriptions.

    As to items 1 through 7, no record of summary plan description filings with the Department of Labor have been located.

    Employees who retire early under Loyola FSB's Pension Plan may continue coverage under the Medical and Dental Plan at their own expense. Certain retirees may not have received all notices under COBRA.

LIFE INSURANCE

1.  Group Term Life - 2 1/4 times salary (5)

2.  Accidental Death and Dismemberment - 2 1/4 times salary (5)

3.  Maximizer Program - Additional Self-Purchased Family Eligible Life Insurance

4.  Executive Life Insurance

    a. Basic coverage of 2 1/4 times salary - carved out of regular benefit (2)

    b. Executive Travel/Accident-equivalent to 6 times salary (1)

5.  Subsidiary Life Insurance

    a. Mid-Atlantic Financial Group, Inc.  -  2 times earnings (5)

    NOTE:

    No representations are made with respect to filings for plan years beginning prior to 1988.

    Forms 5500 for the Loyola FSB Group Life and AD&D (items 1 and 2 above) could be located only for the 1990, 1991, 1992 and 1993 Plan Years. Also, no Forms 5500 have been located for the Mid-Atlantic Financial Group, Inc. Life Insurance Plan (item 5 above).

    As to items 1, 2 and 5 above, employee booklets describe the plans, but may not include all information required of formal plan documents or summary plan descriptions.

    As to items 1, 2, and 5, no record of summary plan description filings with the Department of Labor have been located.

RETIREMENT

1.  Qualified Non-Contributory Pension Plan (Loyola FSB Pension Plan)(3)

2.  Qualified 401(k) Plan - (Loyola FSB Profit Plus Plan) (1)

3.  Executive Plans

    a. Non-Qualified Supplemental Executive Retirement Plan (2)

    b. Non-Qualified Deferred Compensation Plan

       1. Senior Executives (4)

       2. Directors (4)

    NOTE:

    No representations are made with respect to filings for plan years beginning prior to 1988.

    As to items 1 and 2, no record of summary plan description filings with the Department of Labor have been located.

TIME OFF WITH PAY

1.  Holidays - 10 paid holidays (1)

2.  Long Term Disability after 90 days of continuous absence (1)

3.  Personal Days - Maximum of 3 -- dependent upon service (1)

4.  Sick Days - Maximum of 13 weeks -- dependent upon service (1)

5.  Vacation - Maximum of 4 weeks -- dependent upon service (1)

6.  Vacation Buy/Sell Provision -- Maximum 5 days (1)

7.  Subsidiary Time Off With Pay

    a. Mid-Atlantic Financial Group, Inc. Long Term Income Disability Plan (5)

    NOTE:

    No representations are made with respect to filings for plan years beginning prior to 1988.

    Forms 5500 for the Loyola FSB Long Term Disability Plan (item 2 above) could be located only for the 1993, 1992, 1991 and 1990 Plan Years. Also, no Forms 5500 have been located for the Mid-Atlantic Financial Group, Inc. Long Term Disability Plan.

    As to items 2 and 7, employee booklets describe the plans but may not include all information required of formal plan documents or summary plan descriptions.

    As to items 2 and 7, no record of summary plan description filings with the Department of Labor have been located.

MISCELLANEOUS

1.  Dependent Care Flexible Spending Account (1)

2.  Employee Assistance Program through Prime, Inc. (1)

3.  Locate Child Care Service (1)

4.  Subsidized Lunch Program (1)

5.  Tuition Assistance Program (1)

6.  Exercise Room (1)

7.  Executive Programs (1)

    a. Automobiles

    b. Mobile Telephones

    c. Stock Options

    d. Country Club Memberships (Selected officers)

8.  Severance Policy (1)

9.  Mid-Atlantic Financial Group, Inc. Employee Educational Assistance Plan (1)

    NOTE:

    No representations are made with respect to filings for plan years beginning prior to 1988.

    No Forms 5500 have been located for Loyola FSB's Severance Policy (item 8) or for the Mid-Atlantic Financial Group, Inc. Employee Educational Assistance Plan. Forms 5500 for the EAP Plan and Tuition Assistance Plan (items 2 and 5 above) could be located only for the 1990, 1992 and 1993 Plan Years.

    As to items 2, 5 and 8 above, employee booklets describe the plans, but may not include all information required of formal plan documents or summary plan descriptions.

    As to items 1, 2, 5 and 8 above, no record of summary plan description filings with the Department of Labor have been located.

_________________

(1)  Funded from current operating expenses annually.

(2) Funded by life insurance policies, the premiums of which are funded annually from current operations.

(3)  Currently fully funded by assets held with trustee.

(4)  Funded solely by participating individuals.  No contribution by Loyola FSB.

(5) Funded by insurance policies, portions of the premiums of which are funded annually from current operations.


                                                           Schedule 2.22

                                                        Environmental Matters
UNDERGROUND STORAGE TANKS (UST's)
- ---------------------------------
                               LEASED OR
           LOCATION              OWNED            TANK SIZE/TYPE                                   REMARKS
           --------              -----            --------------                                   -------
Operations Center                Owned   10,000 gallon - Heating Fuel     Registered with Maryland Department of Environment (MDE).
                                                                          No testing required.

Headquarters Facility            Owned   10,000 gallon - Heating Fuel     Registered with MDE.  Tested 10/91 - passed.
                                          3,000 gallon - Heating Fuel     Abandoned in place 1/92.  Closure letter pending from
                                                                          MDE.

Rockville Banking Center         Owned   1,000 gallon - Heating Fuel      Registered with MDE.  Tested 8/92 - passed.

Clinton Banking Center           Owned     550 gallon - Heating Fuel      Registered with MDE.  Tested 8/92 - passed.

Bel Air Banking Center           Owned   6,000 gallon - Heating Fuel      Registered with MDE.  Tested 8/92 - passed.

Cockeysville Banking Center      Owned   1,000 gallon - Heating Fuel      Registered with MDE.  Tested 8/92 - passed.
                                                                          Tank later removed in 1993 after leak was detected in
                                                                          copper fuel line.  Gas service was then installed.  All
                                                                          contaminated soils were recycled by Soil Recycling
                                                                          Technologies, Inc.

                                         Other miscellaneous tanks -      These miscellaneous tanks existed on the property when
                                         sizes and types unknown          the location was a Phillips 66 gasoline service station.
                                                                          During Loyola's construction, the tanks were removed by
                                                                          Maryland Pump & Tank in March 1978.  No problems are
                                                                          known to exist.

Ellicott City Banking Center     Owned   Miscellaneous                    Site was previously a Phillips 66 gas service station.
                                                                          No documentation exists on the disposition of the UST's.
                                                                          The facility was constructed about the same time as
                                                                          Cockeysville and, therefore, we assume that any UST's
                                                                          would have been removed as they were in Cockeysville.

Annapolis Banking Center         Owned   Various - ranged between 500 and Site was a former Amoco gas station containing 9 UST's.
and Administration Building              8,000 gallons.  Heating fuel and According to Amoco, tanks were removed in 8/81.  RTC as
                                         gasoline                         Receiver for Second National Savings Bank ordered Phase I
                                                                          and II Environmental audits of site.  Some minimal
                                                                          contamination was reported in sampling.  The MDE has
                                                                          subsequently issued a closure letter.



                               LEASED OR
           LOCATION              OWNED            TANK SIZE/TYPE                                   REMARKS
           --------              -----            --------------                                   -------
Emmorton Banking Center         Leased   Unknown                          Site was previously an Exxon gas service station with
                                                                          numerous UST's.  All tanks were removed.  Some
                                                                          contaminated soils were found while taking soil borings
                                                                          for our construction.  Problems were brought to the
                                                                          attention of the MDE.  After reviewing the findings, MDE
                                                                          reported that no further action was necessary.  No
                                                                          remaining problems are known to exist.

Parkville Banking Center        Leased   Unknown                          Site was formerly a Phillips Petroleum service station,
                                                                          completed around 1965.  No documentation is available
                                                                          with respect to the removal or abandonment of any UST's.
                                                                          We do know that when Admiral Builders took over the
                                                                          property in an assignment, Phillips transferred its
                                                                          interest in the building and improvements in an "as is"
                                                                          condition.  We are currently unaware of any environmental
                                                                          problems at this location.

Pikesville Banking Center       Leased   (3) 12,000 gallon - gasoline     Location was previously a Shell Oil service station.  All
                                         (1) 550 gallon - fuel oil        tanks were removed by Carteret Savings Bank around 8/87.
                                         (1) 550 gallon waste oil         No remaining problems are known to exist.
ENVIRONMENTAL HAZARDS:

Headquarters                     Owned   Asbestos Containing Material     Built during 1925, this facility has ACM on interior
                                         (ACM)                            structural members and environmental systems.  In 1987 a
                                                                          section of one boiler was replaced by Harvey A. Stambaugh
                                                                          & Sons, Inc., boiler repair specialist, which required
                                                                          some ACM removal and encapsulation.  All ACM's were
                                                                          handled in accordance with current laws.  In 1993 removal
                                                                          and encapsulation of a small amount of ACM in two
                                                                          mechanical rooms was performed by Oneil M. Banks, Inc.
                                                                          This ACM had been disturbed by mechanical contractors and
                                                                          the clean up was performed pursuant to all current laws.
                                                                          A subsequent (1/26/94) indoor air quality test found NO
                                                                          concentrations of any air contaminants which exceeded
                                                                          OSHA permissible exposure levels.

Headquarters and Operations      Owned   Fluorescent Lights               The older magnetic light ballasts with polychlorinated
Center                                                                    biphenyl (PCB) have been replaced with new energy saving
                                                                          electronic ballasts, PCB free.

                                         Cathode Ray Tubes (CRT's)        Some Cathode Ray Tubes (CRT's), dumb terminals, may
                                                                          exist at these two locations.  If they do, they are very
                                                                          few in number.

Miscellaneous Branch Offices             Fluorescent Lights               PCB containing light ballasts may exist in some of our
                                                                          older branches, although we are currently not aware of
                                                                          their locations.



                              LEASED OR
          LOCATION              OWNED            TANK SIZE/TYPE                                   REMARKS
          --------              -----            --------------                                   -------
                                           Cathode Ray Tubes (CRT's)      No CRT's are known to exist in the branch office
                                                                          locations.

Loyola's environmental policies and procedures are attached.


LOYOLA                           EXHIBIT A                   LOYOLA F.S.B.
- --------------------------------------------------------------------------------
     MEMORANDUM


     DATE:          MARCH 9, 1993

     TO:            THOMAS R. MARVEL

     FROM:          A. GREGORY MANUEL

     SUBJECT:       ENVIRONMENTAL POLICY

Listed below is proposed language to be included in the ENVIRONMENTAL POLICY section of the Construction Commercial Department's Real Estate Lending Guidelines.

For construction loans where an Environmental Engineer's Report will be necessary:

ENVIRONMENTAL POLICY
As a condition of loan approval for land or land acquisition and development loans or commercial construction loans, the Bank shall obtain a Phase I Environmental Assessment Report from an environmental engineer, which report and engineer shall be satisfactory to the Bank. This report is to state that the Property does not show any visible signs of oil, hazardous waste, toxic substances, chemical matter, other pollutants or any other chemical materials or substances, exposure to which is prohibited, limited or prohibited, limited or regulated by any federal, state, regional or local authority or which, even if not so regulated, may or could pose a hazard to the health, safety or occupants of the property adjacent to the Property.

The Engineer is to certify in the conclusion of the report that no further testing is necessary. If, however, it is suggested within the report that further examination such as soil testing is required (Phase II report) the Bank at its sole discretion shall instruct the Engineer to proceed with further evaluation and follow their recommendation leading to a clean certification, or cancel the loan.

For a commercial property where an Environmental Engineer's Report will be necessary:

ENVIRONMENTAL POLICY
As a condition of loan approval for commercial permanent mortgage loans, the Bank shall obtain a Phase I Environmental Assessment Report, which report and engineer shall be satisfactory to the Bank. The report shall state that within the property the following was not observed: (a) asbestos in any form; (b) urea formaldehyde foam insulation; (c) transformers or other equipment which contain dielectric fluid containing levels of polychlorinated biphenyl in excess of 50 parts per million; and
(d) any oil, hazardous waste, toxic substances, chemical matter, other pollutants or any other chemical materials or substances, exposure or local authority or which, even if not so requlated, may or could pose a hazard to the health, safety or occupants of the property adjacent to the Property.

The Engineer is to certify in the conclusion of the report that no further testing is necessary. If, however, in this report any of the above named substances are found, the Bank's policy will be to accept any recommendations the Engineer may suggest to remedy the problem as a condition of loan closing, or at the Bank's option cancel the loan.

The above information should probably follow the Appraisal Section in the guidelines.

Please advise me of any changes or comments you may have and how we should proceed.



/s/ A. Gregory Manuel
- -------------------------------
AGM
cc:  Charles Turnbaugh

                                 Schedule 2.25
         Classified Assets as of March 31, 1995 in excess of $1 Million


                                                                Special
                 Name                      Asset Type           Mention*        Substandard*      Loss*        Total
                 ----                      ----------           --------        ------------      -----        -----
Brighton Suites Hotel                  Commercial               3,608,566                                    $ 3,608,566
                                       Mortgage

Huntington                             Commercial                                    3,764,203                 3,764,203
                                       Mortgage

Gaslamp Square                         Commercial                                    1,458,019                 1,458,019
                                       Mortgage

Turtle Creek                           Commercial                                    3,200,000                 3,200,000
                                       Mortgage

Ocean Forest Plaza                     REO                                           1,412,661     217,000     1,629,661

Myrtle Beach Golf & Yacht              REO                                             436,876   1,181,522     1,618,398

Plata Grande Columbia                  REO                                           2,878,991     540,000     3,418,991

Plata Grande Calverton                 REO                                           1,098,000   1,402,000     2,500,000

Ramada Hotel Calverton                 REO                                           3,297,295   1,780,000     5,077,295

Fickling                               Commercial                                                3,800,000     3,800,000
                                       Mortgage

Bay Country Woods                      Real estate                                     996,305     518,264     1,514,569
                                       joint venture

Green Valley Manor                     Real estate                                     728,315     367,577     1,095,892
                                       joint venture

Huntridge                              Real estate                                     969,789     151,545     1,121,334
                                       joint venture

Fox Meadows                            Real estate                                   1,826,727     279,169     2,105,896
                                       joint venture


                                      -25-

Beacon Hill                            Real estate                                     976,942     358,000     1,334,942
                                       projects

Branch's Colony                        Real estate                                   1,305,408     100,000     1,405,408
                                       projects

Sugar Creek                            Real estate                                   1,188,495     405,000     1,593,495
                                       projects                   ----------        ----------  ----------   -----------
Intercompany loans to                                                                1,006,007                 1,006,007
Mid-Atlantic Builders, Inc. in
excess of project investments
noted above

TOTAL                                                              $3,608,566       25,544,033  11,100,077   $41,252,676
                                                                   ----------       ----------  ----------   -----------
                                                                   ----------       ----------  ----------   -----------

_______________
* Includes all assets classified as Special Mention, Substandard, or Loss.  There are no assets classified as Doubtful in excess of $1,000,000.


                                 Schedule 2.28
                              Loan Servicing Rights
                            as of March 31, 1995 (3)

         Investor                 #Loans                Balance
         --------                 ------                -------
FHLMC                              4,821           $   349,940,925 (1)
FNMA                              13,152               940,598,565 (1)
GNMA                               3,033               241,175,237 (1)
Loyola FSB                        14,888             1,503,199,446 (2)
Loyola                               112                 3,786,070 (4)
Private                            2,744               109,504,809 (1)
                                   -----             -------------

  Total Serviced                  38,750            $3,148,205,052
                                  ------            --------------
                                  ------            --------------

                  Loyola FSB Asset Portfolio Serviced by Others

                                   #Loans                 Balance
                                   ------                 -------
Participation Purchased              775                   $18,709,341
Whole Loans Purchased                216                    22,602,136
                                     ---                   -----------
  Total                              991                   $41,311,477
                                     ---                   -----------
                                     ---                   -----------

__________________

(1)  Includes only single-family residential mortgage loans.

(2) Includes single-family residential, multi-family and commercial real estate mortgage loans.

(3)  This Schedule 2.28 does not include the following:

     (a) Construction loans owned and/or serviced by Loyola FSB and its subsidiaries, for their own portfolios or for other investors.

     (b) Consumer and commercial loans serviced by Loyola FSB for its own portfolio.

(4)  Includes mortgage participations only.

                                 Schedule 3.1

                         Form of Stock Option Agreement

     See attached

                                                                        4/27/95

                            STOCK OPTION AGREEMENT

    This STOCK OPTION AGREEMENT ("Option Agreement") dated as of April 27, 1995, between LOYOLA CAPITAL CORPORATION ("Loyola"), a Maryland corporation, and CRESTAR FINANCIAL CORPORATION ("Crestar"), a Virginia corporation, recites and provides:

    A. The Boards of Directors of Loyola and Crestar have approved a binding letter of agreement dated April 27, 1995 (the "Letter Agreement") (to be merged into a definitive agreement (the "Merger Agreement")) providing for the merger (the "Merger") of Loyola with and into Crestar.

    B. As a condition to and as consideration for Crestar's entry into the Letter Agreement and the Merger Agreement and to induce such entry, Loyola has agreed to grant to Crestar the option set forth herein to purchase authorized but unissued shares of Loyola Common Stock.

    NOW, THEREFORE, the parties agree as follows:

    1.   DEFINITIONS.

         Capitalized terms defined in the Letter Agreement or the Merger Agreement and used herein shall have the same meanings as in the Letter Agreement or the Merger Agreement, as the case may be.

    2.   GRANT OF OPTION.

         Subject to the terms and conditions set forth herein, Loyola hereby grants to Crestar an option (the "Option") to purchase up to 1,613,442 shares of Loyola Common Stock at an exercise price of $25.00 per share payable in cash as provided in SECTION 4; provided, however, that in the event Loyola issues or agrees to issue any shares of Loyola Common Stock (other than as permitted under the Letter Agreement and the Merger Agreement) at a price less than $25.00 per share (as adjusted pursuant to SECTION 6), the exercise price shall be such lesser price.

    3.   EXERCISE OF OPTION.

         (a) Unless Crestar shall have breached in any material respect any material covenant or representation contained in the Letter Agreement or the Merger Agreement and such breach has not been cured, Crestar may exercise the Option, in whole or part, at any time or from time to time if a Purchase Event (as defined below) shall have occurred and be continuing; PROVIDED that to the extent the Option shall not have been exercised, it shall terminate and be of no further force and effect (i) on the Effective Date of the Merger, or (ii) upon termination of the Letter Agreement or the Merger Agreement in accordance with the provisions thereof (other than a termination resulting from a willful breach by Loyola of any Specified Covenant or, following the occurrence of a Purchase Event, failure of Loyola's stockholders to approve the Merger Agreement by the vote required under applicable law or under Loyola's Charter), or (iii) 12 months after termination of the Letter Agreement or the Merger Agreement due to a willful breach by Loyola of any Specified Covenant or, following the occurrence of a Purchase Event, failure of Loyola's stockholders to approve the Merger Agreement by the vote required under applicable law or under Loyola's Charter. Any exercise of the Option shall be subject to compliance with applicable provisions of law.

         (b) As used herein, a "Purchase Event" shall mean any of the following events or transactions occurring after the date hereof:

              (i) Loyola or Loyola Federal Savings Bank (the "Savings Bank"), without having received Crestar's prior written consent, shall have entered into an agreement with any person (x) to merge or consolidate, or enter into any similar transaction, except as contemplated in the Letter Agreement or the Merger Agreement, (y) to purchase, lease or otherwise acquire all or substantially all of the assets of Loyola or the Savings Bank, or (z) to purchase or otherwise acquire (including by way of merger, consolidation, share exchange or any similar transaction) securities representing 10% or more of the voting power of Loyola or the Savings Bank;

              (ii) any person (other than Loyola or the Savings Bank in a fiduciary capacity, or Crestar, Crestar Bank, Crestar Bank N.A. or Crestar Bank MD in a fiduciary capacity) shall have acquired beneficial ownership or the right to acquire beneficial ownership of 15% or more of the outstanding shares of Loyola Common Stock after the date hereof (the term "beneficial ownership" for purposes of this Option Agreement having the meaning assigned thereto in Section 13(d) of the Securities Exchange Act of 1934 (the "Exchange Act") and the regulations promulgated thereunder);

              (iii) any person shall have made a bona fide proposal to Loyola by public announcement or written communication that is or becomes the subject of public disclosure to acquire Loyola or Savings Bank by merger, consolidation, purchase of all or substantially all of its assets or any other similar transaction, and following such bona fide proposal the stockholders of Loyola vote not to adopt the Merger Agreement; or

              (iv) Loyola shall have willfully breached any Specified Covenant following a bona fide proposal to Loyola or the Savings Bank to acquire Loyola or the Savings Bank by merger, consolidation, purchase of all or substantially all of its assets or any other similar transaction, which breach would entitle Crestar to terminate the Letter Agreement or the Merger Agreement (without regard to the cure periods provided for therein) and such breach shall not have been cured prior to the Notice Date (as defined below).

                     If more than one of the transactions giving rise to a Purchase Event under this SECTION 3(b) is undertaken or effected, then all such transactions shall give rise only to one Purchase Event, which Purchase Event shall be deemed continuing for all purposes hereunder until all such transactions are abandoned. As used in this Option Agreement, "person" shall have the meanings specified in Sections 3(a)(9) and 13(d)(3) of the Exchange Act.

         (c) In the event Crestar wishes to exercise the Option, it shall send to Loyola a written notice (the date of which being herein referred to as the "Notice Date") specifying (i) the total number of shares it will purchase pursuant to such exercise, and (ii) a place and date not earlier than three business days nor later than 60 business days after the Notice Date for the closing of such purchase ("Closing Date"); provided that if prior notification to or approval of any federal or state regulatory agency is required in connection with such purchase, Crestar shall promptly file the required notice or application for approval and shall expeditiously process the same and the period of time that otherwise would run pursuant to this sentence shall run instead from the date on which any required notification period has expired or been terminated or such approval has been obtained and any requisite waiting period shall have passed.

         (d) As used herein, "Specified Covenant" means any covenant contained in Section 6 of the Letter Agreement and SECTIONS 1.8, 4.1, 4.2, 4.4, 4.5, 4.6, 4.8, 4.9, 4.11 OR 4.13 of the draft Merger Agreement, the table of contents of which is attached hereto, and, after its execution, comparable provisions in the Merger Agreement.

    4.   PAYMENT AND DELIVERY OF CERTIFICATES.

         (a) At the closing referred to in SECTION 3, Crestar shall pay to Loyola the aggregate purchase price for the shares of Loyola Common Stock purchased pursuant to the exercise of the Option in immediately available funds by a wire transfer to a bank account designated by Loyola.

         (b) At such closing, simultaneously with the delivery of funds as provided in SUBSECTION (a), Loyola shall deliver to Crestar a certificate or certificates representing the number of shares of Loyola Common Stock purchased by Crestar, and Crestar shall deliver to Loyola a letter agreeing that Crestar will not offer to sell or otherwise dispose of such shares in violation of applicable law or the provisions of this Option Agreement.

         (c) Certificates for Loyola Common Stock delivered at a closing hereunder may be endorsed with a restrictive legend which shall read substantially as follows:

         "The transfer of the shares represented by this certificate is subject to certain provisions of a Stock Option Agreement between the registered holder hereof and Loyola Capital Corporation and to resale restrictions arising under the Securities Act of 1933, as amended, a copy of which agreement is on file at the principal office of Loyola Capital Corporation. A copy of such agreement will be provided to the holder hereof without charge upon receipt by Loyola Capital Corporation of a written request."

         It is understood and agreed that the above legend shall be removed by delivery of substitute certificate(s) without such legend if Crestar shall have delivered to Loyola a copy of a letter from the staff of the Commission, or an opinion of counsel, in form and substance satisfactory to Loyola, to the effect that such legend is not required for purposes of the Securities Act.

    5.   REPRESENTATIONS.

         Loyola represents, warrants and covenants to Crestar as follows:

         (a) Loyola shall at all times maintain sufficient authorized but unissued shares of Loyola Common Stock so that the Option may be exercised without authorization of additional shares of Loyola Common Stock.

         (b) The shares to be issued upon due exercise, in whole or in part, of the Option, when paid for as provided herein, will be duly authorized, validly issued, fully paid and nonassessable.

    6.   ADJUSTMENT UPON CHANGES IN CAPITALIZATION.

         In the event of any change in Loyola Common Stock by reason of stock dividends, split-ups, mergers, recapitalizations, combinations, exchanges of shares or the like, the type and number of shares subject to the Option, and the purchase price per share, as the case may be, shall be adjusted appropriately. In the event that any additional shares of Loyola Common Stock are issued or otherwise become outstanding after the date of this Option Agreement (other than pursuant to this Option Agreement), the number of shares of Loyola Common Stock subject to the Option shall be adjusted so that, after such issuance, it equals 19.9% of the number of shares of Loyola Common Stock then issued and outstanding without giving effect to any shares subject or issued pursuant to the Option. Nothing contained in this SECTION 6 shall be deemed to authorize Loyola to breach any provision of the Letter Agreement or the Merger Agreement.

    7.   REGISTRATION RIGHTS.

         If requested by Crestar, Loyola shall as expeditiously as possible file a registration statement on a form of general use under the Securities Act if necessary in order to permit the sale or other disposition of the shares of Loyola Common Stock that have been acquired upon exercise of the Option in accordance with the intended method of sale or other disposition requested by Crestar. Crestar shall provide all information reasonably requested by Loyola for inclusion in any registration statement to be filed hereunder. Loyola will use its best efforts to cause such registration statement first to become effective and then to remain effective for such period not in excess of 270 days from the day such registration statement first becomes effective as may be reasonably necessary to effect such sales or other dispositions. The first registration effected under this SECTION 7 shall be Loyola's expense except for underwriting commissions and the fees and disbursements of Crestar's counsel attributable to the registration of such Loyola Common Stock. A second registration may be requested hereunder at Crestar's expense. In no event shall Loyola be required to effect more than two registrations hereunder. The filing of any registration statement hereunder may be delayed for such period of time as may reasonably be required to facilitate any public distribution by Loyola of Loyola Common Stock. If requested by Crestar, in connection with any such registration, Loyola will become a party to any underwriting agreement relating to the sale of such shares, but only to the extent of obligating itself in respect of representations, warranties, indemnities and other agreements customarily included in such underwriting agreements. Upon receiving any request from Crestar or assignee thereof under this SECTION 7, Loyola agrees to send a copy thereof to Crestar and to any assignee thereof known to Loyola, in each case by promptly mailing the same, postage prepaid, to the address of record of the persons entitled to receive such copies.

    8.   SEVERABILITY.

         If any term, provision, covenant or restriction contained in this Option Agreement is held by a court or a federal or state regulatory agency of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions and covenants and restrictions contained in this Option Agreement shall remain in full force and effect, and shall in no way be affected, impaired or invalidated. If for any reason such court or regulatory agency determines that the Option will not permit the holder to acquire the full number of shares of Loyola Common Stock provided in SECTION 2 (as adjusted pursuant to SECTION 6), it is the express intention of Loyola to allow the holder to acquire such lesser number of shares as may be permissible, without any amendment or modification hereof.

    9.   MISCELLANEOUS.

         (a) EXPENSES. Except as otherwise provided herein, each of the parties hereto shall bear and pay all costs and expenses incurred by it or on its behalf in connection with the transactions contemplated hereunder, including fees and expenses of its own financial consultants, investment bankers, accountants and counsel.

         (b) ENTIRE AGREEMENT. Except as otherwise expressly provided herein, this Option Agreement contains the entire agreement between the parties with respect to the transactions contemplated hereunder and supersedes all prior arrangements or understandings with respect thereto, written or oral. The terms and conditions of this Option Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns. Nothing in this Option Agreement, expressed or implied, is intended to confer upon any party, other than the parties hereto, and their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Option Agreement, except as expressly provided herein.

         (c) ASSIGNMENT. Neither of the parties hereto may assign any of its rights or obligations under this Option Agreement or the Option created hereunder to any other person, without the express written consent of the other party, except that in the event a Purchase Event shall have occurred and be continuing Crestar may assign in whole or in part its rights and obligations hereunder; provided, however, that to the extent required by applicable regulatory authorities, Crestar may not assign its rights under the Option except in (i) a widely dispersed public distribution, (ii) a private placement in which no one party acquires the right to purchase in excess of 2% of the voting shares of Loyola, (iii) an assignment to a single party (e.g., a broker or investment banker) for the purpose of conducting a widely dispersed public distribution on Crestar's behalf, or (iv) any other manner approved by applicable regulatory authorities.

         (d) NOTICES. All notices or other communications which are required or permitted hereunder shall be in writing and sufficient if delivered in the manner and to the addresses provided for in or pursuant to
SECTION 8.4 of the draft Merger Agreement and, after its execution, the Merger Agreement.

         (e) COUNTERPARTS. This Option Agreement may be executed in any number of counterparts, and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

         (f) SPECIFIC PERFORMANCE. The parties agree that damages would be an inadequate remedy for a breach of the provisions of this Option Agreement by either party hereto and that this Option Agreement may be enforced by either party hereto through injunctive or other equitable relief.

         (g) GOVERNING LAW. This Option Agreement shall be governed by and construed in accordance with the laws of Virginia applicable to agreements made and entirely to be performed within such state and such federal laws as may be applicable.

         IN WITNESS WHEREOF, each of the parties hereto has executed this Option Agreement as of the day and year first written above.


                                       LOYOLA CAPITAL CORPORATION


                                       By: /s/ Joseph W. Mosmiller
                                           ---------------------------------
                                               Joseph W. Mosmiller
                                               Chairman of the Board and
                                               Chief Executive Officer


                                       CRESTAR FINANCIAL CORPORATION


                                       By: /s/ Richard G. Tilghman
                                           ---------------------------------
                                               Richard G. Tilghman
                                               Chairman of the Board and
                                               Chief Executive Officer

                                 Schedule 3.2
                              Affiliates of Loyola

Name                   Position
- ----                   --------
Joseph W. Mosmiller    Chairman of the Board and Chief Executive Officer

James C. Johnson       President, Chief Operating Officer and Director

H. Mebane Turner       Director

William G. Scaggs      Director

C. Gordon Haines       Director

John T. Stinson        Director

Harry K. Wells         Director

Morton J. Macks        Director

James V. McAveney      Executive Vice President - Chief Financial Officer and
                       Treasurer

William A. Wycoff      Executive Vice President - Community Banking, Marketing
                       and Administration Division

Thomas R. Marvel       Executive Vice President - Lending Division

Charles C. Schmitt     Executive Vice President - Operations Division

                                 Schedule 4.2

                          Conduct of Business of Loyola

     Schedule 6.3(c) showing certain supplemental retirement benefits is incorporated herein.

                                 Schedule 6.3

                                Employee Benefits

(a)  Contract Employees

     (1)  Loyola Capital Corporation

          Joseph W. Mosmiller
          James C. Johnson

     (2)  Loyola Federal Savings Bank

          Joseph W. Mosmiller
          James C. Johnson
          Thomas R. Marvel
          William A. Wycoff
          James V. McAveney
          Charles C. Schmitt
          David F. Noyes
          John A. Nicodemus
          Linda A. Stadtler

     (3)  Mid-Atlantic Financial Group, Inc.

          John F. Carroll, III
          Thomas M. King

     (4)  Loyola Financial and Development Corporation

          George F. Adams

(b)  Employment Agreements:

     (1) Employment Agreement dated April 19, 1994 (and Amendment No. 1 to Employment Agreement dated May 16, 1995) between Loyola Capital Corporation and Joseph W. Mosmiller.

     (2) Employment Agreement dated April 19, 1994 (and Amendment No. 1 to Employment Agreement dated May 16, 1995) between Loyola FSB and Joseph
          W. Mosmiller.

     (3) Employment Agreement dated April 19, 1994 (and Amendment No. 1 to Employment Agreement dated May 16, 1995) between Loyola Capital Corporation and James C. Johnson.

     (4) Employment Agreement dated April 19, 1994 (and Amendment No. 1 to Employment Agreement dated May 16, 1995) between Loyola FSB and James
          C. Johnson.

     (5) Employment Agreement dated April 19, 1994 (and Amendment No. 1 to Employment Agreement dated May 16, 1995) between Loyola FSB and William A. Wycoff.

     (6) Employment Agreement dated April 19, 1994 (and Amendment No. 1 to Employment Agreement dated May 16, 1995) between Loyola FSB and James
          V. McAveney.

     (7) Employment Agreement dated April 19, 1994 (and Amendment No. 1 to Employment Agreement dated May 16, 1995) between Loyola FSB and Charles C. Schmitt.

     (8) Employment Agreement dated April 19, 1994 (and Amendment No. 1 to Employment Agreement dated May 16, 1995) between Loyola FSB and Thomas
          R. Marvel.

     (9) Employment Agreement dated April 19, 1994 (and Amendment No. 1 to Employment Agreement dated May 16, 1995) between Mid-Atlantic Financial Group, Inc. and Thomas M. King.

     (10) Employment Agreement dated April 19, 1994 (and Amendment No. 1 to Employment Agreement dated May 16, 1995) between Mid-Atlantic Financial Group, Inc. and John F. Carroll, III.

     (11) Employment Agreement dated April 19, 1994 (and Amendment No. 1 to Employment Agreement dated May 16, 1995) by and between Loyola FSB, Bay State Appraisal Corporation and John A. Nicodemus.

     (12) Employment Agreement dated April 19, 1994 (and Amendment No. 1 to Employment Agreement dated May 16, 1995) between Loyola FSB and David
          F. Noyes.

     (13) Employment Agreement dated April 19, 1994 (and Amendment No. 1 to Employment Agreement dated May 16, 1995) between Loyola FSB and Linda
          A. Stadtler.

     (14) Employment Agreement dated June 21, 1986 (and Amendment No. 1 to Employment Agreement dated May 16, 1995) between Loyola Federal Savings and Loan Association and Loyola Financial & Development Corporation and George F. Adams.

(c)  Supplemental Retirement Benefits
                                              ACCRUED               BOARD
                                   MONTHLY    EXPENSE   MATURITY  APPROVAL
                                   PAYMENT    BALANCE     DATE     RENEWAL
                                 -----------------------------------------------
AGREEMENTS FULLY ACCRUED
- ------------------------
   Martin Kane                   $1,100.00    22,439.63  01-Jan-97       n/a

   Juanita Cochrane                 363.85    17,700.29  01-Feb-00       n/a

   Raymond Brookhart              1,175.00     3,484.04  01-June-95      n/a

   Clarence Pearce                  900.96  No Accrual   Death of Mr. Pearce or
                                                         his wife (whichever is
                                                                 later)

AGREEMENTS SUBJECT TO ANNUAL BOARD APPROVAL
- -------------------------------------------

   Helen Hansard                 $2,200.00  No Accrual      n/a       September

   Virginia Bormuth                 827.00  No Accrual      n/a        August

                                 Schedule 6.4
                        Loyola Indemnification Agreements

Name                   Position
- ----                   --------
Joseph W. Mosmiller    Chairman of the Board and Chief Executive Officer

James C. Johnson       President, Chief Operating Officer and Director

H. Mebane Turner       Director

William G. Scaggs      Director

C. Gordon Haines       Director

John T. Stinson        Director

Harry K. Wells         Director

Morton J. Macks        Director

James V. McAveney      Executive Vice President - Chief Financial Officer and
                       Treasurer

William A. Wycoff      Executive Vice President - Community Banking, Marketing
                       and Administration Division

Thomas R. Marvel       Executive Vice President - Lending Division

Charles C. Schmitt     Executive Vice President - Operations Division

Linda A. Stadtler      Secretary